          [LOGO] LS | LOOMIS SAYLES FUNDS                                     E
                                                                              Q
          Loomis Sayles Aggressive Growth Fund                                U
          Loomis Sayles Growth Fund                                           I
          Loomis Sayles International Equity Fund                             T
          Loomis Sayles Research Fund                                         Y
          Loomis Sayles Small Cap Growth Fund
          Loomis Sayles Small Cap Value Fund
          Loomis Sayles Value Fund
          Loomis Sayles Worldwide Fund


          [LOGO] LS | LOOMIS SAYLES INVESTMENT TRUST

          Loomis Sayles Mid Cap Growth Fund
          Loomis Sayles Small Company Growth Fund

          ANNUAL REPORT
          SEPTEMBER 30, 2002

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS AND LOOMIS SAYLES INVESTMENT TRUST
The Loomis Sayles Funds and Loomis Sayles Investment Trust are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds and the Loomis Sayles Benchmark Core Bond Fund, a series of the Loomis Sayles Investment Trust, generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants. The Loomis Sayles Investment Trust series generally have higher investment minimums and a pricing structure that may make them an appropriate investment for small institutions, including endowments and foundations and high net worth individuals. Both Loomis Sayles Funds and Loomis Sayles Investment Trust offer a range of equity and fixed income investments to fit the goals of the most demanding investor.

PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:
To request any of the following, press the number

1 Speak to a customer service representative regarding an existing account for the Loomis Sayles Investment Trust
2 Automated account balances, last transaction, and distribution information
3 Speak to a customer service representative regarding an existing account for the Loomis Sayles Funds
4 Net asset values and yields
5 Speak to a marketing representative

LOOMIS SAYLES FUNDS                            LOOMIS SAYLES INVESTMENT TRUST
PHONE 800-626-9390 FOR INFORMATION ABOUT:      PHONE 888-226-9699 FOR INFORMATION ABOUT:
o Establishing an account                      o Establishing an account
o Account procedures and status                o Account procedures and status
o Exchanges                                    o Exchanges
o Shareholder services                         o Shareholder services


TABLE OF CONTENTS

Letter from the President                                                                1
Economic and Market Overview                                                             2
Average Annual Total Returns vs. Lipper Category Average and Lipper Category Index       4

LOOMIS SAYLES FUNDS
Fund and Manager Reviews                                                                 5
Portfolio of Investments                                                                14
Statements of Assets and Liabilities                                                    44
Statements of Operations                                                                46
Statements of Changes in Net Assets                                                     48
Financial Highlights                                                                    52

LOOMIS SAYLES INVESTMENT TRUST
Fund and Manager Reviews                                                                61
Portfolio of Investments                                                                64
Statements of Assets and Liabilities                                                    70
Statements of Operations                                                                71
Statements of Changes in Net Assets                                                     72
Financial Highlights                                                                    73

Notes to Financial Statements                                                           74
Report of Independent Accountants                                                       83

As always, we are interested in your comments and answering any questions. For more complete information about any of the Loomis Sayles Funds or the Loomis Sayles Investment Trust, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LETTER FROM THE PRESIDENT

   [PHOTO]
ROBERT J. BLANDING
President

Dear Shareholders,

The financial markets for the past year can be summed up in a single word--volatile. From day-to-day, sometimes minute-to-minute, investor confidence shifted between pessimism and optimism. More often than not, conflicting economic reports, corporate earnings, accounting scandals, terrorism threats and geopolitical events fueled the uncertainty. The fallout kept even the most experienced investors on edge.

Still, we are confident in our ability to navigate these current challenges and those that may lie ahead by adhering to disciplined principles and strategies that have been successful over time. Our commitment to exhaustive, in-house research remains the cornerstone of the Loomis Sayles investment philosophy. Our experienced portfolio management teams seek to identify securities with the potential to reward investors over time. This singular focus guides us through the financial markets' ups and downs.

History has proven the resiliency of worldwide financial markets and there are no signs that it will be different this time around. In fact, the implications for investors may be no greater now than in previous periods of instability. The challenge is not to succumb and react to short-term market gyrations and, in turn, lose sight of your long-term financial goals.

To that end, diversification remains one of the most important tools in mitigating the impact of market volatility. Different asset classes and investment styles offer varying degrees of risk and reward and often respond differently to changing market and economic factors.

We encourage you to stay committed to your investment plan with an eye towards performance generated over a long-term time horizon. Patience is a key ingredient in almost any worthwhile endeavor and investing is no different.

As always, we appreciate the confidence and trust you place in the Loomis Sayles Funds and the Loomis Sayles Investment Trust to help meet your investment needs.

                                                Sincerely,

                                                /S/ Robert J. Blanding

                                                Robert J. Blanding
                                                President
                                                Loomis Sayles Funds
                                                Loomis Sayles Investment Trust


                                                LOOMIS SAYLES EQUITY FUNDS     1

ECONOMIC AND MARKET OVERVIEW

Annual Report for the Year Ended September 30, 2002

Economic Review

Despite what seems to be a global economic malaise, the economies of the world have shown gradual movement upward. In the United States, consumer spending has been good, with particular support coming from mortgage-refinancing activity. Business spending, though, remained cautious due to excess capacity in many areas, fear of war with Iraq, and strong currency and market volatility. Nevertheless, productivity continued to increase throughout the economic recession, and in the first two quarters of calendar year 2002, non-farm productivity increased by 4.8 percent.

We seem to be in one of those periods where the economy will fluctuate up and down at a moderate rate due to the periodic buildups and rundowns of inventory. This may go on until capital spending kicks in, which doesn't look likely for a couple of years. Still, we feel that the U.S. economy appears to be in better shape than at any time since mid-2001.

Worldwide, it appears that a moderate economic recovery is going on, and we believe that this recovery should pick up a bit next year, as employment improves slightly in North America and Europe and capital and consumer spending continue to forge ahead in Asia. Most central banks remain supportive of a recovery, pumping liquidity into their economies and markets as needed. Overall, we believe world economic growth is strong enough to support employment, but not strong enough to put any strain on the capital markets.

Stock Market Review

The U.S. stock market continued to challenge investors during the 12-month period ended September 30, 2002, posting a total return of -20.49 percent, as measured by the Standard & Poor's ("S&P") 500 Index. The year-to-date return for the S&P 500 index was -28.16 percent as of September 30, 2002, putting stocks on track for their third-consecutive calendar year of negative performance--a record the market hasn't generated since 1941.

On the bright side, we remain confident that the market continues to offer good opportunities for long-term investors. In the late 1990s, many stocks soared to unsustainable price and valuation levels. But due to the significant sell off of the last few years, we feel that valuation levels among most stocks now appear reasonable. Moreover, we believe that attractive valuations combined with an improving economy should help stocks get back on a positive track.

We believe that corporate profits in the United States have improved, despite the headlines. It is our belief that with cost cutting and some revenue growth, operating earnings have actually edged up. For the time being, depreciation charges and write-offs are holding back reported earnings. But we feel that these charges should decline substantially over the next year or so, allowing reported earnings to catch up with the growth in operating earnings and show above-average growth as the economy moves forward.

Throughout the current bear market, value stocks maintained a comfortable performance edge over their growth-stock counterparts. But that changed in the final three months of the fiscal year, when a strong market retrenchment in the third quarter of calendar 2002 closed the gap between the growth and value styles. Looking ahead, we do not anticipate another extreme move for either style any time soon. In fact, we believe that both styles have good long-term potential, and that sound stock selection within the growth and value universes will be the key to uncovering potential and capturing performance.

For the near term, we believe the market will remain range-bound until the economy reaccelerates, probably some time in 2003. Of course, capital spending must rebound before the economy can take the next step forward. Market, economic and political uncertainty are fostering a cautious approach among businesses. But as this uncertainty dissolves, we look for businesses to resume spending. In the meantime, the Federal Reserve is accommodative and vigilant, and consumers remain confident enough to continue spending. These positive influences eventually should have a positive impact on future economic growth and investor sentiment.

International stock markets have proven to be equally challenging for investors, causing some market pundits to question the importance of international diversification. Although it's clear that companies and financial markets are becoming more global, during times of crisis the performance correlations among global markets are closer than during periods of stability. Despite the recent close relationship between U.S. stock market performance and international stock market performance, we believe the diversification benefits remain significant, because the markets eventually will revert back to their "normal" correlations.

In particular, we remain optimistic toward Europe and Asia, where many countries are experiencing a political shift to a more business-friendly environment. In addition, European markets are trading at more attractive valuation levels than other international markets.

Bond Market Review

Risk aversion increased sharply as the fiscal year progressed, and this phenomenon was most notable in stock price weakness. But risk aversion also dragged down prices for corporate bonds and emerging market debt, and it even caused spreads to widen for U.S. agency paper. (Wider spreads refer to greater yield differences between Treasuries and non-Treasury securities of comparable maturity. When spreads widen, prices on the non-Treasury securities decline; when spreads tighten, prices on the non-Treasury securities increase.)

But the flip side of risk aversion is a flight-to-quality, and Treasury and AAA-rated securities (the highest quality rating) benefited nicely throughout the fiscal year.

The outlook for bond-market financing is mixed. We believe that the government sectors in the United States and Europe are going to require significant funds over the next few years, and we believe that it is likely that the federal deficits will continue to grow for a number of years. On the other hand, corporate-sector financing probably will decline considerably due to lower capital spending, a tight reign on inventories and receivables, and the wrap-up of debt maturity extension. Because the consumer sector is growing, it is reasonable to assume that consumer debt will continue to grow, although at a lower rate than it was during the last few years. We believe that the net effect is that the future financing calendar will not be growing very much, as the government sector replaces the corporate sector as the major borrower.

Looking ahead, based on the current market, we believe it's prudent to de-emphasize Treasuries and other high-quality areas, primarily because these sectors now appear overvalued, and because government demands for funds likely will be increasing. At the same time, we believe it's an appropriate time to emphasize corporate securities, due to their wide spreads, an end to the deteriorating credit fundamentals trend, and the likely lighter corporate-financing calendar. Also, strong stock market declines have prompted many investors to sell bonds to buy stocks. Once this tendency ends, we expect reinvestment demand to cause some tightening of corporate spreads.




The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

                                                LOOMIS SAYLES EQUITY FUNDS     3

INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY INDEX/(1)/ FOR THE PERIODS ENDED SEPTEMBER 30, 2002

                                                                                                       Since
                                                   1 Year     3 Years     5 Years     10 Years       Inception/(2)//(3)/
--------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FUNDS
Loomis Sayles Aggressive Growth Fund               -21.09%     -17.35%      -0.05%        NA              4.01%
Lipper Mid-Cap Growth Funds Average                -17.08%     -11.25%      -3.83%        NA             -0.10%
Rank                                               349/495     245/305      68/206        NA             53/184
Percentile                                            71          80          33          NA                29
Lipper Mid-Cap Growth Funds Index                  -18.57%     -12.52%       -3.37        NA             -0.23%

Loomis Sayles Growth Fund                          -11.35%     -14.06%      -5.63%        6.04%           6.46%
Lipper Large-Cap Growth Funds Average              -22.17%     -17.46%      -4.49%        6.19%           6.48%
Rank                                                15/683     109/453     211/308        53/90           52/75
Percentile                                             2          24          69            59              69
Lipper Large-Cap Growth Funds Index                -21.31%     -19.13%      -4.96%        6.75%           6.82%

Loomis Sayles International Equity Fund            -18.68%     -10.52%      -4.19%        3.82%           3.82%
Lipper International Funds Average                 -14.41%     -13.01%      -5.41%        4.02%           3.91%
Rank                                               634/816     160/577     131/404        42/84           23/49
Percentile                                            78          28          32            50              47
Lipper International Funds Index                   -12.37%     -11.49%      -4.43%        4.75%           4.19%

Loomis Sayles Research Fund                        -16.55%       NA          NA           NA            -22.54%
Lipper Large-Cap Core Funds Average                -20.41%       NA          NA           NA            -22.38%
Rank                                               122/909       NA          NA           NA            410/787
Percentile                                            13         NA          NA           NA                52
Lipper Large-Cap Core Funds Index                  -18.54%       NA          NA           NA            -21.34%

Loomis Sayles Small Cap Growth Fund                -28.09%     -26.09%     -10.69%        NA             -5.71%
Lipper Small-Cap Growth Funds Average              -17.07%      -9.10%      -4.37%        NA             -0.29%
Rank                                               394/429     293/297     181/207        NA            141/172
Percentile                                            92          99          87          NA                82
Lipper Small-Cap Growth Funds Index                -15.82%      -7.76%       -3.98        NA             -0.14%

Loomis Sayles Small Cap Value Fund                  -2.59%       6.88%       2.38%        12.93%         13.49%
Lipper Small-Cap Core Funds Average                 -6.62%       2.34%      -0.10%         9.42%          9.51%
Rank                                               119/387      67/282      42/182         3/43            3/27
Percentile                                            31          24           23            7              11
Lipper Small-Cap Core Funds Index                   -7.01%       1.33%      -0.83%        9.63%           NA

Loomis Sayles Value Fund                           -17.20%      -7.27%      -3.57%        7.94%           8.05%
Lipper Large-Cap Value Funds Average               -19.14%      -7.86%      -2.64%        8.15%           8.53%
Rank                                               118/354     106/246     108/174        29/59           29/47
Percentile                                            33          43           62           49              62
Lipper Large-Cap Value Funds Index                 -19.61%      -9.26%      -1.77%        8.49%           8.83%

Loomis Sayles Worldwide Fund                        -2.95%       6.51%       4.88%        NA              7.14%
Lipper Global Flexible Funds Average                -8.53%      -5.39%      -0.18%        NA              3.24%
Rank                                                 15/96        2/86        4/66        NA               2/45
Percentile                                            16           2            6         NA                 4
Lipper Global Flexible Funds Index                  -8.34%      -4.91%      -0.15%        NA              3.41%

LOOMIS SAYLES INVESTMENT TRUST
Loomis Sayles Mid Cap Growth Fund                  -20.87%       NA          NA           NA            -37.49%
Lipper Mid-Cap Growth Funds Average                -17.08%       NA          NA           NA            -26.02%
Rank                                               348/495       NA          NA           NA            422/462
Percentile                                            70         NA          NA           NA                91
Lipper Mid-Cap Growth Funds Index                  -18.57%       NA          NA           NA            -25.62%

Loomis Sayles Small Company Growth Fund            -28.50%     -20.54%       NA           NA            -14.55%
Lipper Small-Cap Growth Funds Average              -17.07%      -9.10%       NA           NA             -5.08%
Rank                                               400/429     281/297       NA           NA            262/287
Percentile                                            93          95         NA           NA                 91
Lipper Small-Cap Growth Funds Index                -15.82%      -7.76%       NA           NA             -3.72%

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(1) Lipper Category Average total return represents the average annual total return for all funds in each fund's corresponding investment category as determined by Lipper, Inc. The Lipper Category Index total return represents the average annual total return of 30 funds in each fund's corresponding investment category as determined by Lipper. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that fund's corresponding investment category. It is not possible to invest directly in an index. Source: Lipper, Inc. (2) Actual Inception Dates: Aggressive Growth Fund:
12/31/96; Growth Fund: 5/16/91; International Equity Fund: 5/10/91; Research
Fund: 7/31/00; Small Cap Growth Fund: 12/31/96; Small Cap Value Fund: 5/13/91; Value Fund: 5/13/91; Worldwide Fund: 5/1/96; Mid Cap Growth Fund: 2/28/01; Small Company Growth Fund: 5/7/99 (3) Lipper index and ranking performance data is reported only as of month end. For each Fund with an inception date other than at month end, Lipper index and average data is reported as of the month end closest to the Fund's inception date. Lipper ranking data is reported as of the month end following the Fund's inception date.

FUND AND MANAGER REVIEW

Loomis Sayles Aggressive Growth Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional, Retail and Admin classes of the Fund returned -21.09%, -21.33% and -21.45% respectively, compared to the -15.50% return for the Fund's benchmark, the Russell Midcap Growth Index. The return for the Lipper Mid-Cap Growth Funds Average was -17.08% for the same period.

PORTFOLIO REVIEW | Economic uncertainty and geopolitical tensions along with accounting scandals and related acts of corporate malfeasance weighed heavily on the market during the fiscal year and led to strong negative sentiment. Our strategy involved attempting to strike a balance between companies leveraged to an economic recovery, such as consumer discretionary and technology holdings, and more defensive holdings with highly visible growth prospects, such as healthcare and consumer staples.

As always, we attempted to find companies with strong fundamentals, rapid earnings growth, strong management and a solid business model. Our approach remained aggressive during the fiscal year, with significant exposure to technology stocks. It was this posture that caused the Fund to underperform its benchmark during the period. Furthermore, several disappointing stocks in the technology sector contributed to the Fund's underperformance. Valuations remained high in the sector, particularly as earnings estimates continued to fall. Nevertheless, we believe technology stocks may offer some of the greatest opportunities going forward, despite the uncertain timing of a rebound in information technology spending.

The consumer has been the mainstay of the fragile economic recovery. In particular, home refinancing and growth in real wages have fueled ongoing consumer spending. Therefore, the consumer discretionary sector remained the Fund's largest overweight, and good stock selection in the retail, broadcasting and services areas of the sector added value relative to the benchmark.

OUTLOOK | Historically, growth stocks have outperformed value stocks as the economy emerges from recession. Clearly, that has not been the case this time around. But the superior performance of small-cap value over growth has reached an extreme point, and relative valuations are at levels that may suggest a topping out of the value cycle. Much of the growth style's underperformance has been driven by the implosion of technology stocks, and we believe a recovery or stabilization in the technology sector probably is a prerequisite to growth's out-performance going forward.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell Midcap Growth Index

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97; Retail: 1/2/97;
Admin: 7/31/00

Expense Ratio | Institutional: 1.00%; Retail: 1.25%; Admin: 1.50%

Total Net Assets (all classes) | $42.9 million

   [PHOTO]                    [PHOTO]
  Chris Ely                  Dave Smith

  [PHOTO]
 Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                      Since
                                                       1 Year   3 Years  5 Years   Inception/(a)/
-------------------------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund:
  Institutional                                        -21.09%   -17.35%   -0.05%       4.01%
  Retail                                               -21.33    -17.60    -0.36        3.72
  Admin(a)                                             -21.45    -17.95    -0.77        3.28
Lipper Mid-Cap Growth Funds Index/(b)/                 -18.57    -12.52    -3.37       -0.23
Russell Midcap Growth Index/(b)/                       -15.50    -13.22    -4.06        0.41

CUMULATIVE PERFORMANCE(c) Inception to September 30, 2002
[CHART]

Fund Name                                   12/31/1996       01/31/97       02/28/97      03/31/97       04/30/97

Loomis Sayles Aggressive Growth Fund            10,000         10,620         10,290         9,630          9,740
Russell Midcap Growth Index                     10,000         10,443         10,213         9,635          9,872
Lipper Mid-Cap Growth Funds Index               10,000         10,256          9,574         8,846          8,769

Fund Name                                     05/31/97       06/30/97       07/31/97      08/31/97       09/30/97

Loomis Sayles Aggressive Growth Fund            10,620         10,720         11,810        11,540         12,570
Russell Midcap Growth Index                     10,756         11,054         12,112        11,994         12,601
Lipper Mid-Cap Growth Funds Index                9,912         10,329         10,960        10,929         11,712

Fund Name                                     10/31/97       11/30/97       12/31/97      01/31/98       02/28/98

Loomis Sayles Aggressive Growth Fund            12,290         11,910         12,265        11,625         12,553
Russell Midcap Growth Index                     11,970         12,096         12,254        12,033         13,165
Lipper Mid-Cap Growth Funds Index               11,056         10,879         11,134        10,923         11,851

Fund Name                                     03/31/98       04/30/98       05/31/98      06/30/98       07/31/98

Loomis Sayles Aggressive Growth Fund            12,980         13,322         12,724        13,375         12,692
Russell Midcap Growth Index                     13,717         13,903         13,331        13,708         13,121
Lipper Mid-Cap Growth Funds Index               12,465         12,519         11,789        12,332         11,511

Fund Name                                     08/31/98       09/30/98       10/31/98      11/30/98       12/31/98

Loomis Sayles Aggressive Growth Fund            10,119         11,219         11,977        12,073         13,680
Russell Midcap Growth Index                     10,617         11,420         12,261        13,088         14,443
Lipper Mid-Cap Growth Funds Index                9,029          9,971         10,338        11,123         12,558

Fund Name                                     01/31/99       02/28/99       03/31/99    04/30/1999     05/31/1999

Loomis Sayles Aggressive Growth Fund            13,813         13,537         17,363        18,248         18,923
Russell Midcap Growth Index                     14,876         14,149         14,937        15,617         15,416
Lipper Mid-Cap Growth Funds Index               13,181         12,158         13,024        13,559         13,502

Fund Name                                   06/30/1999     07/31/1999     08/31/1999    09/30/1999     10/31/1999

Loomis Sayles Aggressive Growth Fund            21,400         21,234         22,473        22,207         27,803
Russell Midcap Growth Index                     16,493         15,968         15,802        15,667         16,879
Lipper Mid-Cap Growth Funds Index               14,590         14,391         14,318        14,736         16,039

Fund Name                                   11/30/1999     12/31/1999     01/31/2000    02/29/2000     03/31/2000

Loomis Sayles Aggressive Growth Fund            32,629         40,738         41,880        56,943         51,718
Russell Midcap Growth Index                     18,626         21,851         21,847        26,440         26,467
Lipper Mid-Cap Growth Funds Index               18,050         21,816         21,441        26,814         24,927

Fund Name                                   04/30/2000     05/31/2000     06/30/2000    07/31/2000     08/31/2000

Loomis Sayles Aggressive Growth Fund            46,828         42,110         48,073        46,932         55,547
Russell Midcap Growth Index                     23,898         22,156         24,507        22,955         26,417
Lipper Mid-Cap Growth Funds Index               21,639         19,693         22,754        21,810         24,662

Fund Name                                   09/30/2000     10/31/2000     11/30/2000    12/31/2000     01/31/2001

Loomis Sayles Aggressive Growth Fund            55,028         46,678         34,943        38,459         35,283
Russell Midcap Growth Index                     25,125         23,406         18,320        19,284         20,386
Lipper Mid-Cap Growth Funds Index               23,477         21,579         17,066        18,296         18,545

Fund Name                                   02/28/2001     03/31/2001     04/30/2001    05/31/2001     06/30/2001

Loomis Sayles Aggressive Growth Fund            27,549         23,577         27,444        26,166         25,370
Russell Midcap Growth Index                     16,860         14,447         16,855        16,776         16,784
Lipper Mid-Cap Growth Funds Index               15,763         14,091         15,948        16,080         16,017

Fund Name                                   07/31/2001     08/31/2001     09/30/2001    10/31/2001     11/30/2001

Loomis Sayles Aggressive Growth Fund            22,838         19,944         15,890        17,436         19,240
Russell Midcap Growth Index                     15,652         14,518         12,119        13,392         14,835
Lipper Mid-Cap Growth Funds Index               15,175         14,158         12,116        12,791         13,841

Fund Name                                   12/31/2001     01/31/2002        2/38/02    03/31/2002     04/30/2002

Loomis Sayles Aggressive Growth Fund            19,475         18,807         16,909        18,316         17,355
Russell Midcap Growth Index                     15,398         14,898         14,053        15,125         14,325
Lipper Mid-Cap Growth Funds Index               14,442         13,890         13,200        14,031         13,565

Fund Name                                   05/31/2002     06/30/2002     07/31/2002    08/31/2002     09/30/2002

Loomis Sayles Aggressive Growth Fund            16,230         14,683         13,218        13,007         12,538
Russell Midcap Growth Index                     13,898         12,364         11,162        11,123         10,240
Lipper Mid-Cap Growth Funds Index               13,112         11,935         10,648        10,521          9,868


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares. (b) Please see page 13 for a description of the indexes. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

                                                LOOMIS SAYLES EQUITY FUNDS     5

FUND AND MANAGER REVIEW

Loomis Sayles Growth Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional, Retail, and Admin classes of the Fund returned -11.35%, -11.41%, and -11.68%, respectively, compared to the -20.49% return for the Fund's benchmark, the Standard & Poor's 500 Index. The return for the Lipper Large-Cap Growth Funds Average was -22.17% for the same period.

PORTFOLIO REVIEW | Key strategies during the year included over-weighting the healthcare, selected industrials, consumer discretionary and technology sectors with companies that we believe have superior earnings growth potential. We also under-weighted such sectors as consumer staples, energy and financials, because we believe their long-term revenue and earnings growth potential is lower. But, due to the current defensive environment, the near-term earnings visibility at a number of consumer staples and financial services companies led to better relative performance. We avoided the telecommunications and utilities sectors due to our belief that structural changes must occur in these areas before the surviving companies can generate substantial earnings growth.

The Fund's significant out-performance relative to the S&P 500 Index during the fiscal year was primarily due to favorable stock selection. In addition, avoiding utility and telecommunications stocks during the year further enhanced the Fund's return. Finally, over-weighting the consumer discretionary sector also boosted the portfolio's one-year results.

OUTLOOK | We continue to focus on companies with near-term earnings visibility, and we believe that stock selection will continue to be crucial to investment success as we enter a new fiscal year. We expect volatility in the financial markets to continue unless the perceived threat of terrorism lessens. The domestic economy continues to improve gradually, but investors' impatience with this pace coupled with the threat of political risk remains a dark cloud over the markets.

Key Fund Facts

Objective | Long-term growth of capital

Strategy | Invests in stocks with large market capitalization

Fund Inception Date | 5/16/91

Commencement of Operations of Class | Institutional: 5/16/91; Retail: 1/2/97;
Admin: 7/31/00

Expense Ratio | Institutional: 0.85%; Retail: 1.10%; Admin: 1.35%

Total Net Assets (all classes) | $20.1 million

  [PHOTO]              [PHOTO]
Mark Baribeau      Pamela Czekanski


  [PHOTO]
Richard Skaggs

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                      Since
                                                   1 Year   5 Years   10 Years    Inception/(a)/
-----------------------------------------------------------------------------------------------
Loomis Sayles Growth Fund:
  Institutional                                    -11.35%    -5.63%      6.04%        6.46%
  Retail/(a)/                                      -11.41     -5.82       5.92         6.35
  Admin/(a)/                                       -11.68     -6.27       5.53         5.98
Lipper Large-Cap Growth Funds Index/(b)/           -21.31     -4.96       6.75         6.82
S&P 500 Index/(b)/                                 -20.49     -1.63       9.00         8.95

CUMULATIVE PERFORMANCE/(c)/ Inception to September 30, 2002

Fund Name                                   05/16/1991      06/30/91       07/31/91       08/31/91      09/30/91
Lipper Large-Cap Growth Funds Index             10,000         9,455          9,974         10,313        10,207
Loomis Sayles Growth Fund                       10,000         9,900         10,810         11,280        11,460
S & P 500 Index                                 10,000         9,542          9,987         10,223        10,052

Fund Name                                     10/31/91      11/30/91       12/31/91       01/31/92      02/29/92

Lipper Large-Cap Growth Funds Index             10,369         9,999         11,190         11,171        11,242
Loomis Sayles Growth Fund                       11,850        11,110         12,464         12,257        12,381
S & P 500 Index                                 10,187         9,777         10,895         10,692        10,830

Fund Name                                     03/31/92      04/30/92       05/31/92       06/30/92      07/31/92

Lipper Large-Cap Growth Funds Index             10,865        10,811         10,927         10,608        10,993
Loomis Sayles Growth Fund                       11,499        10,939         11,364         10,970        11,395
S & P 500 Index                                 10,620        10,932         10,985         10,822        11,264

Fund Name                                     08/31/92      09/30/92       10/31/92       11/30/92      12/31/92

Lipper Large-Cap Growth Funds Index             10,800        10,994         11,216         11,788        11,961
Loomis Sayles Growth Fund                       11,177        11,343         11,956         12,599        12,931
S & P 500 Index                                 11,033        11,163         11,201         11,583        11,725

Fund Name                                     01/31/93      02/28/93       03/31/93       04/30/93      05/31/93

Lipper Large-Cap Growth Funds Index             12,012        11,795         12,170         11,795        12,240
Loomis Sayles Growth Fund                       13,077        12,931         13,274         12,869        13,544
S & P 500 Index                                 11,823        11,984         12,237         11,941        12,261

Fund Name                                     06/30/93      07/31/93       08/31/93       09/30/93      10/31/93

Lipper Large-Cap Growth Funds Index             12,338        12,254         12,763         12,954        13,102
Loomis Sayles Growth Fund                       13,627        13,616         14,218         14,384        14,415
S & P 500 Index                                 12,297        12,247         12,712         12,614        12,875

Fund Name                                     11/30/93      12/31/93       01/31/94       02/28/94      03/31/94

Lipper Large-Cap Growth Funds Index             12,837        13,236         13,718         13,496        12,835
Loomis Sayles Growth Fund                       13,834        14,135         14,645         14,113        13,581
S & P 500 Index                                 12,753        12,907         13,346         12,983        12,417

Fund Name                                     04/30/94      05/31/94       06/30/94       07/31/94      08/31/94

Lipper Large-Cap Growth Funds Index             12,897        12,975         12,491         12,850        13,508
Loomis Sayles Growth Fund                       13,700        13,733         13,060         13,505        13,961
S & P 500 Index                                 12,577        12,783         12,470         12,879        13,407

Fund Name                                     09/30/94      10/31/94       11/30/94       12/31/94      01/31/95

Lipper Large-Cap Growth Funds Index             13,187        13,524         13,026         13,127        13,229
Loomis Sayles Growth Fund                       13,614        14,146         13,494         13,619        13,782
S & P 500 Index                                 13,079        13,373         12,886         13,077        13,416

Fund Name                                     02/28/95      03/31/95       04/30/95       05/31/95      06/30/95

Lipper Large-Cap Growth Funds Index             13,685        14,073         14,457         14,935        15,698
Loomis Sayles Growth Fund                       14,153        14,534         14,719         15,188        16,179
S & P 500 Index                                 13,939        14,351         14,773         15,364        15,720

Fund Name                                     07/31/95      08/31/95       09/30/95       10/31/95      11/30/95

Lipper Large-Cap Growth Funds Index             16,552        16,644         17,262         17,164        17,704
Loomis Sayles Growth Fund                       16,942        17,334         17,770         17,618        18,021
S & P 500 Index                                 16,242        16,283         16,970         16,909        17,651

Fund Name                                     12/31/95      01/31/96       02/29/96       03/31/96      04/30/96

Lipper Large-Cap Growth Funds Index             17,711        18,232         18,642         18,651        19,094
Loomis Sayles Growth Fund                       17,829        17,805         18,377         18,401        19,463
S & P 500 Index                                 17,991        18,603         18,776         18,957        19,236

Fund Name                                     05/31/96      06/30/96       07/31/96       08/31/96      09/30/96

Lipper Large-Cap Growth Funds Index             19,658        19,481         18,438         18,991        20,313
Loomis Sayles Growth Fund                       19,965        20,000         18,191         18,961        20,256
S & P 500 Index                                 19,733        19,808         18,933         19,332        20,421

Fund Name                                     10/31/96      11/30/96       12/31/96       01/31/97      02/28/97

Lipper Large-Cap Growth Funds Index             20,566        21,896         21,352         22,706        22,380
Loomis Sayles Growth Fund                       21,082        21,969         21,370         23,262        21,974
S & P 500 Index                                 20,983        22,569         22,122         23,504        23,688

Fund Name                                     03/31/97      04/30/97       05/31/97       06/30/97      07/31/97

Lipper Large-Cap Growth Funds Index             21,233        22,398         23,918         24,920        27,301
Loomis Sayles Growth Fund                       20,670        20,496         22,515         23,246        25,600
S & P 500 Index                                 22,715        24,071         25,537         26,683        28,804

Fund Name                                     08/31/97      09/30/97       10/31/97       11/30/97      12/31/97

Lipper Large-Cap Growth Funds Index             25,812        27,238         26,292         26,877        27,244
Loomis Sayles Growth Fund                       25,024        27,245         26,965         26,142        26,607
S & P 500 Index                                 27,190        28,679         27,721         29,005        29,503

Fund Name                                     01/31/98      02/28/98       03/31/98       04/30/98      05/31/98

Lipper Large-Cap Growth Funds Index             27,726        29,843         31,232         31,755        31,045
Loomis Sayles Growth Fund                       25,512        27,366         28,314         29,135        27,956
S & P 500 Index                                 29,829        31,981         33,619         33,957        33,373

Fund Name                                     06/30/98      07/31/98       08/31/98       09/30/98      10/31/98

Lipper Large-Cap Growth Funds Index             32,822        32,806         27,449         29,446        31,345
Loomis Sayles Growth Fund                       29,220        27,640         22,099         24,543        26,228
S & P 500 Index                                 34,729        34,359         29,399         31,274        33,818

Fund Name                                     11/30/98      12/31/98       01/31/99       02/28/99      03/31/99

Lipper Large-Cap Growth Funds Index             33,497        37,180         39,594         37,968        40,127
Loomis Sayles Growth Fund                       26,397        30,030         30,951         29,685        32,360
S & P 500 Index                                 35,870        37,934         39,521         38,292        39,826

Fund Name                                   04/30/1999    05/31/1999     06/30/1999     07/31/1999    08/31/1999

Lipper Large-Cap Growth Funds Index             40,264        38,930         41,636         40,329        40,338
Loomis Sayles Growth Fund                       32,792        31,871         34,144         32,648        32,878
S & P 500 Index                                 41,367        40,390         42,636         41,300        41,096

Fund Name                                   09/30/1999    10/31/1999     11/30/1999     12/31/1999    01/31/2000

Lipper Large-Cap Growth Funds Index             39,928        42,990         45,115         50,125        48,113
Loomis Sayles Growth Fund                       32,130        34,575         36,968         42,802        41,117
S & P 500 Index                                 39,969        42,499         43,372         45,917        43,609

Fund Name                                   02/29/2000    03/31/2000     04/30/2000     05/31/2000    06/30/2000

Lipper Large-Cap Growth Funds Index             50,644        54,198         50,004         47,126        50,242
Loomis Sayles Growth Fund                       46,265        47,513         43,738         40,837        44,923
S & P 500 Index                                 42,784        46,968         45,555         44,621        45,721

Fund Name                                   07/31/2000    08/31/2000     09/30/2000     10/31/2000    11/30/2000

Lipper Large-Cap Growth Funds Index             49,224        53,482         49,403         46,791        40,513
Loomis Sayles Growth Fund                       44,518        49,322         46,795         43,270        35,868
S & P 500 Index                                 45,006        47,801         45,278         45,086        41,532

Fund Name                                   12/31/2000    01/31/2001     02/28/2001     03/31/2001    04/30/2001

Lipper Large-Cap Growth Funds Index             40,261        41,433         35,018         31,380        34,749
Loomis Sayles Growth Fund                       35,901        34,910         30,749         28,073        30,187
S & P 500 Index                                 41,735        43,216         39,275         36,787        39,646

Fund Name                                   05/31/2001    06/30/2001     07/31/2001     08/31/2001    09/30/2001

Lipper Large-Cap Growth Funds Index             34,485        33,491         32,291         29,836        26,836
Loomis Sayles Growth Fund                       29,196        28,833         27,578         25,464        23,008
S & P 500 Index                                 39,912        38,940         38,557         36,143        33,221

Fund Name                                   10/31/2001    11/30/2001     12/31/2001     01/31/2002    02/28/2002

Lipper Large-Cap Growth Funds Index             27,950        30,510         30,650         29,958        28,717
Loomis Sayles Growth Fund                       24,259        26,435         27,141         27,032        25,565
S & P 500 Index                                 33,859        36,452         36,781         36,229        35,533

Fund Name                                   03/31/2002    04/30/2002     05/31/2002     06/30/2002    07/31/2002

Lipper Large-Cap Growth Funds Index             29,872        27,882         27,375         25,147        23,253
Loomis Sayles Growth Fund                       26,706        25,891         25,727         23,930        21,916
S & P 500 Index                                 36,866        34,632         34,375         31,928        29,441

Fund Name                                   08/31/2002    09/30/2002

Lipper Large-Cap Growth Funds Index             23,381        21,115
Loomis Sayles Growth Fund                       21,915        20,391
S & P 500 Index                                 29,632        26,411

Start date for indexes is 5/31/91

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Please see page 13 for a description of the indexes. Since Index data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31, 1991). (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

FUND AND MANAGER REVIEW

Loomis Sayles International Equity Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional, Retail, and Admin classes of the Fund returned -18.68%, -18.79%, and -18.97% respectively. The Fund's benchmark, the Morgan Stanley Capital International-EAFE Index, a broad market index representing 21 international markets in Europe, Australia and the Far East, returned -15.53% for the period. The return for the Lipper International Funds Average was -14.41% for the same period.

PORTFOLIO REVIEW | During the fiscal year, we avoided companies and sectors that would be hurt by the worldwide economic slowdown. Instead, we took a more forward-looking approach, focusing on companies poised to benefit from an eventual increase in consumer demand and an economic recovery. As such, we increased the portfolio's exposure to information technology, materials, industrials and consumer discretionary securities and reduced positions in healthcare and consumer staples securities.

The majority of the Fund's investments were in the European region, including the United Kingdom, France, Ireland and Germany, with smaller weightings in developed Asia. We also over-weighted investments in Canada and Ireland, which have proved to be good growth engines for the Fund. In addition, we maintained an emerging markets position, which performed well during the period. Japan performed relatively well during the period, primarily due to the belief that the country's stock market can't go much lower. Nevertheless, we remained cautious toward Japan, because we believe the market's fundamentals do not support the recent gains.

The Fund's performance lagged that of its benchmark during the fiscal year, primarily due to our overweight position and poor stock selection in the consumer discretionary sector; poor stock selection in the healthcare sector and securities of Australia, France, the United Kingdom and Switzerland; and an overweighted position in the information technology sector.

OUTLOOK | Our short-term outlook is one of continued volatility, at least until more concrete signs of economic growth become apparent and investors become comfortable owning equities again. Investors remain concerned about the war on terrorism, ongoing conflict in the Middle East and tensions with Iraq. Our longer-term outlook is brighter, because many companies have taken advantage of the economic slowdown to pare costs, improve efficiencies and lower inventories. We believe it will take only a small increase in economic activity to generate a strong increase in earnings growth.

Key Fund Facts

Objective | High total investment return

Strategy | Invests primarily in stocks of companies organized or headquartered outside of the United States

Fund Inception Date | 5/10/91

Commencement of Operations of Class | Institutional: 5/10/91; Retail: 1/2/97;
Admin: 7/31/00

Expense Ratio | Institutional: 1.00%; Retail: 1.25%; Admin: 1.50%

Total Net Assets (all classes) | $46.4 million

  [PHOTO]               [PHOTO]
Eswar Menon        Alexander Muromcew


  [PHOTO]
John Tribolet

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                             Since
                                                           1 Year   5 Years   10 Years    Inception/(a)/
--------------------------------------------------------------------------------------------------------
Loomis Sayles International Equity Fund:
  Institutional                                            -18.68%    -4.19%      3.82%       3.82%
  Retail/(a)/                                              -18.79     -4.47       3.65        3.66
  Admin/(a)/                                               -18.97     -4.88       3.18        3.21
Lipper International Funds Index/(b)/                      -12.37     -4.43       4.75        4.19
Morgan Stanley Capital
International-EAFE Index/(b)/                              -15.53     -5.65       2.95        2.06

CUMULATIVE PERFORMANCE/(c)/ Inception to September 30, 2002

[CHART]

                                                    05/10/1991      05/31/1991       06/30/91       07/31/91       08/31/91

Fund Name

Lipper International Funds Index                        10,000          10,132          9,605         10,029          9,936
Loomis Sayles International Equity Fund                 10,000          10,000          9,460          9,960          9,980
Morgan Stanley Capital
  International-EAFE Index                              10,000          10,105          9,363          9,822          9,623

                                                      09/30/91        10/31/91       11/30/91       12/31/91       01/31/92

Fund Name

Lipper International Funds Index                        10,222          10,264          9,897         10,361         10,474
Loomis Sayles International Equity Fund                 10,360          10,280          9,980         10,366         10,649
Morgan Stanley Capital
  International-EAFE Index                              10,165          10,309          9,828         10,336         10,115

                                                      02/29/92        03/31/92       04/30/92       05/31/92       06/30/92

Fund Name

Lipper International Funds Index                        10,490          10,150         10,417         10,940         10,607
Loomis Sayles International Equity Fund                 10,992          10,831         10,962         11,416         11,214
Morgan Stanley Capital
  International-EAFE Index                               9,753           9,109          9,152          9,764          9,302

                                                      07/31/92        08/31/92       09/30/92       10/31/92       11/30/92

Fund Name

Lipper International Funds Index                        10,211          10,260         10,042          9,744          9,796
Loomis Sayles International Equity Fund                 10,966          10,774         10,531          9,713          9,713
Morgan Stanley Capital
  International-EAFE Index                               9,064           9,632          9,442          8,947          9,031

                                                      12/31/92        01/31/93       02/28/93       03/31/93       04/30/93

Fund Name

Lipper International Funds Index                         9,917           9,954         10,177         10,767         11,325
Loomis Sayles International Equity Fund                  9,839          10,094         10,359         10,768         11,074
Morgan Stanley Capital
  International-EAFE Index                               9,077           9,076          9,350         10,166         11,130

                                                      05/31/93        06/30/93       07/31/93       08/31/93       09/30/93

Fund Name

Lipper International Funds Index                        11,587          11,359         11,719         12,495         12,448
Loomis Sayles International Equity Fund                 11,421          10,992         11,176         12,237         12,135
Morgan Stanley Capital
  International-EAFE Index                              11,365          11,188         11,580         12,205         11,930

                                                      10/31/93        11/30/93       12/31/93       01/31/94       02/28/94

Fund Name

Lipper International Funds Index                        13,063          12,545         13,803         14,663         14,310
Loomis Sayles International Equity Fund                 12,931          12,676         13,631         14,540         14,170
Morgan Stanley Capital
  International-EAFE Index                              12,298          11,223         12,033         13,050         13,014

                                                      03/31/94        04/30/94       05/31/94       06/30/94       07/31/94

Fund Name

Lipper International Funds Index                        13,655          14,017         13,996         13,775         14,199
Loomis Sayles International Equity Fund                 13,641          13,779         13,568         13,420         13,789
Morgan Stanley Capital
  International-EAFE Index                              12,454          12,982         12,908         13,090         13,216

                                                      08/31/94        09/30/94       10/31/94       11/30/94       12/31/94

Fund Name

Lipper International Funds Index                        14,690          14,311         14,567         13,887         13,702
Loomis Sayles International Equity Fund                 13,853          13,641         13,684         13,282         13,391
Morgan Stanley Capital
  International-EAFE Index                              13,529          13,103         13,539         12,888         12,969

                                                      01/31/95        02/28/95       03/31/95       04/30/95       05/31/95

Fund Name

Lipper International Funds Index                        13,022          13,019         13,361         13,852         13,989
Loomis Sayles International Equity Fund                 13,137          13,506         13,679         14,337         14,798
Morgan Stanley Capital
  International-EAFE Index                              12,471          12,435         13,211         13,707         13,544

                                                      06/30/95        07/31/95       08/31/95       09/30/95       10/31/95

Fund Name

Lipper International Funds Index                        14,042          14,814         14,563         14,807         14,499
Loomis Sayles International Equity Fund                 14,764          15,156         14,487         14,775         14,475
Morgan Stanley Capital
  International-EAFE Index                              13,307          14,135         13,596         13,861         13,489

                                                      11/30/95        12/31/95       01/31/96       02/29/96       03/31/96

Fund Name

Lipper International Funds Index                        14,650          15,075         15,431         15,497         15,739
Loomis Sayles International Equity Fund                 14,348          14,560         15,047         15,197         15,222
Morgan Stanley Capital
  International-EAFE Index                              13,864          14,423         14,482         14,531         14,839

                                                      04/30/96        05/31/96       06/30/96       07/31/96       08/31/96

Fund Name

Lipper International Funds Index                        16,252          16,234         16,382         15,829         16,036
Loomis Sayles International Equity Fund                 15,647          15,584         15,722         15,347         15,634
Morgan Stanley Capital
  International-EAFE Index                              15,271          14,990         15,074         14,634         14,666

                                                      09/30/96        10/31/96       11/30/96       12/31/96       01/31/97

Fund Name

Lipper International Funds Index                        16,394          16,329         17,097         17,250         17,272
Loomis Sayles International Equity Fund                 15,931          16,193         16,894         17,225         17,329
Morgan Stanley Capital
  International-EAFE Index                              15,055          14,901         15,494         15,295         14,759

                                                      02/28/97        03/31/97       04/30/97       05/31/97       06/30/97

Fund Name

Lipper International Funds Index                        17,584          17,677         17,754         18,755         19,656
Loomis Sayles International Equity Fund                 17,212          17,277         17,251         18,088         18,874
Morgan Stanley Capital
  International-EAFE Index                              15,001          15,055         15,135         16,120         17,009

                                                      07/31/97        08/31/97       09/30/97       10/31/97       11/30/97

Fund Name

Lipper International Funds Index                        20,287          18,824         20,032         18,512         18,356
Loomis Sayles International Equity Fund                 19,485          17,787         18,981         17,349         16,978
Morgan Stanley Capital
  International-EAFE Index                              17,284          15,993         16,889         15,591         15,432

                                                      12/31/97        01/31/98       02/28/98       03/31/98       04/30/98

Fund Name

Lipper International Funds Index                        18,500          18,948         20,150         21,245         21,571
Loomis Sayles International Equity Fund                 17,055          17,735         18,851         19,787         19,832
Morgan Stanley Capital
  International-EAFE Index                              15,567          16,279         17,323         17,856         17,998

                                                      05/31/98        06/30/98       07/31/98       08/31/98       09/30/98

Fund Name

Lipper International Funds Index                        21,614          21,425         21,754         18,624         18,045
Loomis Sayles International Equity Fund                 19,304          18,565         18,851         16,693         16,210
Morgan Stanley Capital
  International-EAFE Index                              17,910          18,046         18,229         15,971         15,481

                                                      10/31/98        11/30/98       12/31/98       01/31/99       02/28/99

Fund Name

Lipper International Funds Index                        19,372          20,342         20,843         20,969         20,430
Loomis Sayles International Equity Fund                 17,297          18,142         18,645         18,629         17,761
Morgan Stanley Capital
  International-EAFE Index                              17,095          17,971         18,679         18,624         18,180

                                                      03/31/99      04/30/1999     05/31/1999     06/30/1999     07/31/1999

Fund Name

Lipper International Funds Index                        21,110          22,093         21,272         22,281         22,779
Loomis Sayles International Equity Fund                 18,040          18,784         18,195         19,157         20,041
Morgan Stanley Capital
  International-EAFE Index                              18,939          19,707         18,692         19,421         19,998

                                                    08/31/1999      09/30/1999     10/31/1999     11/30/1999     12/31/1999

Fund Name

Lipper International Funds Index                        22,959          23,033         23,836         25,585         28,728
Loomis Sayles International Equity Fund                 20,475          21,390         23,081         28,336         35,466
Morgan Stanley Capital
  International-EAFE Index                              20,071          20,273         21,032         21,763         23,716

                                                    01/31/2000      02/29/2000     03/31/2000     04/30/2000     05/31/2000

Fund Name

Lipper International Funds Index                        27,046          28,831         28,906         27,072         26,328
Loomis Sayles International Equity Fund                 33,831          39,891         36,869         32,494         29,984
Morgan Stanley Capital
  International-EAFE Index                              22,209          22,807         23,691         22,445         21,896

                                                    06/30/2000      07/31/2000     08/31/2000     09/30/2000     10/31/2000

Fund Name

Lipper International Funds Index                        27,547          26,654         27,105         25,526         24,659
Loomis Sayles International Equity Fund                 31,255          29,241         30,149         28,746         26,269
Morgan Stanley Capital
  International-EAFE Index                              22,753          21,799         21,988         20,917         20,423

                                                    11/30/2000      12/31/2000     01/31/2001     02/28/2001     03/31/2001

Fund Name

Lipper International Funds Index                        23,618          24,500         24,644         22,915         21,304
Loomis Sayles International Equity Fund                 24,593          25,632         25,615         23,260         21,337
Morgan Stanley Capital
  International-EAFE Index                              19,657          20,356         20,346         18,820         17,566

                                                    04/30/2001      05/31/2001     06/30/2001     07/31/2001     08/31/2001

Fund Name

Lipper International Funds Index                        22,599          22,052         21,429         20,872         20,454
Loomis Sayles International Equity Fund                 22,480          22,203         21,839         21,216         20,610
Morgan Stanley Capital
  International-EAFE Index                              18,786          18,123         17,382         17,066         16,633

                                                    09/30/2001      10/31/2001     11/30/2001     12/31/2001     01/31/2002

Fund Name

Lipper International Funds Index                        18,225          18,719         19,417         19,763         18,964
Loomis Sayles International Equity Fund                 18,842          19,273         19,508         19,752         18,749
Morgan Stanley Capital
  International-EAFE Index                              14,949          15,331         15,897         15,991         15,142

                                                    02/28/2002      03/31/2002     04/30/2002     05/31/2002     06/30/2002

Fund Name

Lipper International Funds Index                        19,230          20,247         20,389         20,680         19,864
Loomis Sayles International Equity Fund                 18,946          19,694         19,438         19,695         18,808
Morgan Stanley Capital
  International-EAFE Index                              15,248          16,146         16,178         16,384         15,732

                                                    07/31/2002      08/31/2002     09/30/2002

Fund Name

Lipper International Funds Index                        17,881          17,896         15,968
Loomis Sayles International Equity Fund                 17,076          17,037         15,323
Morgan Stanley Capital
  International-EAFE Index                              14,179          14,146         12,627

Start date for indexes is 4/30/91

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Since Index data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30,1991). Please see page 13 for a description of the indexes. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

                                                LOOMIS SAYLES EQUITY FUNDS     7

FUND AND MANAGER REVIEW

Loomis Sayles Research Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional class of the Fund returned -16.55% and for the period from November 30, 2001 through September 30, 2002, the Retail class returned -25.16%. The return for the one-year period ended September 30, 2002 for the Fund's benchmark, the S&P 500 Index was -20.49%. The average large cap core fund, as measured by Lipper, Inc., posted a total return of -20.41% for the same period.

PORTFOLIO REVIEW | Throughout the one-year period our sector analysts focused solely on uncovering industries and companies with the best fundamentals, rather than trying to make sector bets or time style shifts. With the economic outlook uncertain, the best performance emanated from the more defensive areas, such as consumer staples and healthcare.

Most cyclically oriented stocks had earnings disappointments, as the long awaited economic recovery matured more slowly than anticipated. Without a clearer picture of when the recovery will move into higher gear, earnings estimates and valuation models for these stocks remain uncertain. The consumer discretionary sector has been the exception, as strong consumer spending has buoyed many areas of the sector and earnings estimates have been revised upward. Looking ahead, though, expectations are high, but valuation levels are not compelling. If growth falters, there is risk of a sell off.

Our sector-neutral strategy was particularly effective in this volatile market. Eight out of our 10 market sectors outperformed the corresponding S&P 500 market sector. Overall, the Fund outperformed the S&P 500 Index during the year, primarily due to strong performance from the portfolio's consumer staples, energy and utilities sectors. We achieved the strongest relative performance in the utilities (+1% for the Fund versus -36% for the S&P 500), energy (+1% vs. -13%) and technology (-22% vs. -31%) sectors. Compared to the S&P 500, the Fund's toughest sledding came in the materials (-19% for the Fund versus -6% for the S&P 500) and financials (-18% vs. -15%) sectors.

OUTLOOK | As always, the market will follow the trend in earnings, which in turn will reflect the health of the economy. But for the economy to take the next leg upward, capital spending needs to rebound. As such, the market likely is confined to a trading range until the economy re-accelerates, which may be contingent on a resolution to the Iraq conflict, lower oil prices and a rebound in business confidence in the United States. On the positive side, the economy continues to stagger ahead, the Federal Reserve Board remains accommodative and vigilant, stock valuation levels now seem reasonable, and consumers are confident enough to continue spending.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests in stocks with large capitalization but may invest in companies of any size

Fund Inception Date | 7/31/00

Commencement of Operations of Class | Institutional: 7/31/00;
Retail: 11/30/01

Expense Ratio | Institutional: 0.85%;
Retail: 1.10%

Total Net Assets (all classes) |
$15.9 million

         [PHOTO]
  Lauriann Kloppenburg

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                 Since
                                                     1 Year   Inception/(a)/
----------------------------------------------------------------------------
Loomis Sayles Research Fund:
  Institutional                                      -16.55%     -22.54%
  Retail/(a)/                                        -16.86      -22.78
Lipper Large-Cap Core Funds Index/(b)/               -18.54      -21.34
S&P 500 Index(b)                                     -20.49      -21.80

CUMULATIVE PERFORMANCE/(c)/ Inception to September 30, 2002

                                    [CHART]

Fund Name                                   07/31/2000      08/31/2000     09/30/2000    10/31/2000    11/30/2000

Loomis Sayles Research Fund                     10,000          10,940         10,540        10,110         8,704
S&P 500 Index                                   10,000          10,621         10,060        10,018         9,228
Lipper Large Cap Core Funds Index               10,000          10,690         10,121        10,003         9,124

Fund Name                                   12/31/2000      01/31/2001     02/28/2001    03/31/2001    04/30/2001


Loomis Sayles Research Fund                      9,046           9,156          8,151         7,659         8,312
S&P 500 Index                                    9,273           9,602          8,727         8,174         8,809
Lipper Large Cap Core Funds Index                9,235           9,497          8,613         8,084         8,699

Fund Name                                   05/31/2001      06/30/2001     07/31/2001    08/31/2001    09/30/2001


Loomis Sayles Research Fund                      8,382           8,242          8,010         7,548         6,885
S&P 500 Index                                    8,868           8,652          8,567         8,031         7,381
Lipper Large Cap Core Funds Index                8,748           8,515          8,392         7,898         7,298

Fund Name                                   10/31/2001      11/30/2001     12/31/2001    01/31/2002    02/28/2002


Loomis Sayles Research Fund                      7,126           7,648          7,817         7,737         7,656
S&P 500 Index                                    7,523           8,099          8,172         8,050         7,895
Lipper Large Cap Core Funds Index                7,471           7,960          8,050         7,923         7,790

Fund Name                                   03/31/2002      04/30/2002     05/31/2002    06/30/2002    07/31/2002


Loomis Sayles Research Fund                      7,938           7,616          7,525         7,032         6,469
S&P 500 Index                                    8,191           7,695          7,638         7,094         6,542
Lipper Large Cap Core Funds Index                8,054           7,633          7,577         7,054         6,530

Fund Name                                   08/31/2002      09/30/2002


Loomis Sayles Research Fund                      6,418         $5,744
S&P 500 Index                                    6,584         $5,868
Lipper Large Cap Core Funds Index                6,583         $5,944

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (November 30, 2001) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective class of shares. (b) Please see page 13 for a description of the indexes. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional, Retail, and Admin classes of the Fund returned -28.09%, -28.21%, and -28.36%, respectively, compared to the -18.16% return for the Fund's benchmark, the Russell 2000 Growth Index. The Lipper Small-Cap Growth Funds Average posted a total return of -17.07% for the same period.

PORTFOLIO REVIEW | Our primary investment strategy focused on finding companies with strong fundamentals, rapid earnings growth, a strong management, and a solid business model. We remained aggressive throughout the year, with a significant position in technology stocks, increased exposure to consumer discretionary stocks and little cash. In general, the Fund owned stocks with earnings growth rates expected to be higher than the market as a whole.

The consumer discretionary sector remained the most significant over-weight in the Fund. The consumer remains the strongest segment of the U.S. economy, and companies serving consumers continued to post the best sales and earnings growth results. We reduced the Fund's technology exposure since we were unable to find many names with great near-term prospects.

Although we reduced the Fund's technology weighting, we still maintained an over-weighting in the sector. Technology stocks were among the worst performers for the period, and our emphasis on technology was the key reason the Fund underperformed its benchmark during the year. We also under-weighted financial services stocks, given their relatively slow-growth characteristics and illiquidity. But, these stocks were strong performers in the current interest rate environment, and our minimal exposure hurt performance. When evaluating relative performance, it's also important to note that compared to the benchmark, the Fund has a relatively concentrated portfolio of approximately 70 stocks. Therefore, the performance of any individual holding will have a much greater impact on the Fund than the benchmark. In a difficult economic environment, the chance that any individual stock will have a negative impact is higher than in a more favorable climate.

OUTLOOK | We believe that the equity market and growth stocks remain attractive over the long term. However, the near-term outlook remains unclear, given investor sentiment and uncertainty over the strength of the economy and the war on terrorism. Yet after one of the most severe bear markets since the Depression, stocks finally have begun to return to attractive valuations, particularly when looking at a 12-month forward perspective.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97; Retail: 1/2/97;
Admin: 7/31/00

Expense Ratio | Institutional: 1.00%; Retail: 1.25%; Admin: 1.50%

Total Net Assets (all classes) | $75.6 million

 [PHOTO]                    [PHOTO]
Chris Ely                 Dave Smith


[PHOTO]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                    Since
                                                 1 Year    3 Years    5 Years    Inception/(a)/
-----------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund:
Institutional                                    -28.09%    -26.09%    -10.69%      -5.71%
Retail                                           -28.21     -26.29     -10.93       -5.94
Admin/(a)/                                       -28.36     -26.60     -11.25       -6.28
Lipper Small-Cap Growth Funds Index/(b)/         -15.82      -7.76      -3.98       -0.14
Russell 2000 Growth Index/(b)/                   -18.16     -15.22      -9.49       -4.94
Russell 2000 Index/(b)/                           -9.30      -4.11      -3.19        1.29

CUMULATIVE PERFORMANCE/(c)/ Inception to September 30, 2002
[CHART]

                                             12/31/1996        01/31/97        02/28/97       03/31/97        04/30/97
Loomis Sayles Small Cap Growth Fund              10,000          10,260           9,500          8,510           8,350
Russell 2000 Growth Index                        10,000          10,250           9,631          8,951           8,848
Lipper Small-Cap Growth Funds Index              10,000          10,232           9,493          8,808           8,677
Russell 2000 Index                               10,000          10,200           9,952          9,483           9,509

                                               05/31/97        06/30/97        07/31/97       08/31/97        09/30/97

Loomis Sayles Small Cap Growth Fund               9,710          10,280          11,110         11,300          12,550
Russell 2000 Growth Index                        10,177          10,523          11,062         11,394          12,303
Lipper Small-Cap Growth Funds Index               9,881          10,409          11,036         11,211          12,155
Russell 2000 Index                               10,567          11,020          11,533         11,797          12,660

                                               10/31/97        11/30/97        12/31/97       01/31/98        02/28/98

Loomis Sayles Small Cap Growth Fund              11,670          11,540          11,943         11,552          12,808
Russell 2000 Growth Index                        11,564          11,288          11,295         11,144          12,128
Lipper Small-Cap Growth Funds Index              11,533          11,273          11,123         10,957          11,843
Russell 2000 Index                               12,104          12,026          12,236         12,043          12,934

                                               03/31/98        04/30/98        05/31/98       06/30/98        07/31/98

Loomis Sayles Small Cap Growth Fund              13,388          13,209          12,101         13,282          11,974
Russell 2000 Growth Index                        12,636          12,714          11,790         11,911          10,916
Lipper Small-Cap Growth Funds Index              12,379          12,469          11,587         11,926          11,029
Russell 2000 Index                               13,467          13,541          12,812         12,839          11,800

                                               08/31/98        09/30/98        10/31/98       11/30/98        12/31/98

Loomis Sayles Small Cap Growth Fund               9,273          10,371          10,782         12,132          14,179
Russell 2000 Growth Index                         8,396           9,247           9,730         10,485          11,433
Lipper Small-Cap Growth Funds Index               8,620           9,081           9,439         10,207          11,230
Russell 2000 Index                                9,508          10,253          10,671         11,230          11,925

                                               01/31/99        02/28/99        03/31/99     04/30/1999      05/31/1999

Loomis Sayles Small Cap Growth Fund              14,591          13,673          14,717         14,854          14,580
Russell 2000 Growth Index                        11,948          10,855          11,241         12,234          12,253
Lipper Small-Cap Growth Funds Index              11,501          10,395          10,865         11,289          11,350
Russell 2000 Index                               12,083          11,104          11,278         12,288          12,468

                                             06/30/1999      07/31/1999      08/31/1999     09/30/1999      10/31/1999

Loomis Sayles Small Cap Growth Fund              16,764          16,268          16,743         17,661          19,929
Russell 2000 Growth Index                        12,899          12,500          12,033         12,265          12,579
Lipper Small-Cap Growth Funds Index              12,413          12,369          12,195         12,637          13,374
Russell 2000 Index                               13,032          12,674          12,205         12,208          12,257

                                             11/30/1999      12/31/1999      01/31/2000     02/29/2000      03/31/2000

Loomis Sayles Small Cap Growth Fund              22,039          27,198          26,702         36,355          31,544
Russell 2000 Growth Index                        13,909          16,360          16,208         19,979          17,879
Lipper Small-Cap Growth Funds Index              15,062          18,099          17,910         23,158          21,340
Russell 2000 Index                               12,989          14,459          14,227         16,577          15,484

                                             04/30/2000      05/31/2000      06/30/2000     07/31/2000      08/31/2000

Loomis Sayles Small Cap Growth Fund              29,012          25,088          28,063         25,183          29,403
Russell 2000 Growth Index                        16,074          14,666          16,561         15,141          16,734
Lipper Small-Cap Growth Funds Index              18,702          17,173          20,197         18,883          20,914
Russell 2000 Index                               14,552          13,704          14,898         14,419          15,519

                                             09/30/2000      10/31/2000      11/30/2000     12/31/2000      01/31/2001

Loomis Sayles Small Cap Growth Fund              28,464          25,679          19,052         22,260          21,253
Russell 2000 Growth Index                        15,903          14,612          11,959         12,691          13,718
Lipper Small-Cap Growth Funds Index              19,879          18,387          15,256         16,605          17,111
Russell 2000 Index                               15,063          14,391          12,913         14,022          14,753

                                             02/28/2001      03/31/2001      04/30/2001     05/31/2001      06/30/2001

Loomis Sayles Small Cap Growth Fund              16,545          14,081          16,676         16,216          16,611
Russell 2000 Growth Index                        11,837          10,761          12,079         12,358          12,695
Lipper Small-Cap Growth Funds Index              14,921          13,471          14,926         15,330          15,717
Russell 2000 Index                               13,785          13,110          14,136         14,483          14,983

                                             07/31/2001      08/31/2001      09/30/2001     10/31/2001      11/30/2001

Loomis Sayles Small Cap Growth Fund              14,267          12,658           9,915         11,061          11,902
Russell 2000 Growth Index                        11,612          10,887           9,130         10,009          10,845
Lipper Small-Cap Growth Funds Index              14,841          13,962          11,783         12,647          13,627
Russell 2000 Index                               14,172          13,715          11,868         12,563          13,535

                                             12/31/2001      01/31/2002        02/28/02     03/31/2002      04/30/2002

Loomis Sayles Small Cap Growth Fund              12,374          11,778          10,307         10,947          10,543
Russell 2000 Growth Index                        11,520          11,110          10,391         11,294          11,050
Lipper Small-Cap Growth Funds Index              14,453          14,016          13,168         14,245          13,869
Russell 2000 Index                               14,370          14,221          13,831         14,943          15,079

                                             05/31/2002      06/30/2002      07/31/2002     08/31/2002      09/30/2002

Loomis Sayles Small Cap Growth Fund              10,038           9,174           7,871          7,782           7,130
Russell 2000 Growth Index                        10,404           9,522           8,058          8,054           7,473
Lipper Small-Cap Growth Funds Index              13,313          12,324          10,576         10,561           9,921
Russell 2000 Index                               14,410          13,695          11,627         11,598          10,765

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares. (b) Please see page 13 for a description of the indexes. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

                                                LOOMIS SAYLES EQUITY FUNDS     9

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional, Retail and Admin classes of the Fund returned -2.59%, -2.79% and -3.03%, respectively, compared to the -9.30% return for the Fund's benchmark, the Russell 2000 Index. The Lipper Small-Cap Core Funds Average posted a total return of -6.62% for the same period.

PORTFOLIO REVIEW | We continued to position the fund in attractively valued smaller companies. For the last two years, we have maintained a higher-quality orientation within the portfolio, due to the risks in the domestic economy and the aggressive assumptions regarding many emerging small companies. Higher quality has taken the form of larger weightings in consumer and financial services names. During the last few months of the period, we started gradually shifting our emphasis toward more economically sensitive sectors, including basic materials and producer durables, while maintaining our high-quality posture. We believe stocks in these areas should benefit from slow but steady improvement in the overall economy.

We remained cautious toward technology, due to the lack of a sustainable recovery in key end markets. But, substantial underperformance throughout the sector has made valuations more interesting in select companies, and by fiscal year-end we started increasing our technology weighting. Also, although the Fund remains under-weighted in healthcare stocks, recent mixed news on the economic recovery has made the relatively stable earnings of many healthcare companies more appealing. The Fund remains under-weighted in healthcare, but we continue to look for new opportunities at reasonable valuations.

The Fund's value orientation and the higher fundamental quality of the portfolio's holdings were key factors in the Fund outperforming its benchmark during the fiscal year. In addition, our stock selections in the consumer discretionary, utilities and healthcare sectors contributed significantly to the Fund's better relative performance, and the Fund's under-weighted position in technology helped the Fund's return.

OUTLOOK | We expect the stock market to remain range bound in the near term, with positive factors such as low inflation, low interest rates and an accommodating Federal Reserve Board offset by uncertainty over the pace of economic recovery, overly optimistic earnings expectations and geopolitical issues. Longer term, we believe the economy will resume a steadier upward course, resulting in favorable earnings growth.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests primarily in stocks with market capitalizations falling within the capitalization range of the Russell 2000 Index, employing a value approach to stock selection

Fund Inception Date | 5/13/91

Commencement of Operations of Class | Institutional: 5/13/91; Retail: 1/2/97;
Admin: 1/2/98

Expense Ratio | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%

Total Net Assets (all classes) | $345.8 million

   [PHOTO]                 [PHOTO]
 Joseph Gatz            Daniel Thelen

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                         Since
                                                      1 Year   5 Years    10 Years    Inception/(a)/
--------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund:
Institutional                                          -2.59%     2.38%      12.93%      13.49%
  Retail/(a)/                                          -2.79      2.11       12.76       13.34
  Admin/(a)/                                           -3.03      1.75       12.37       12.96
Lipper Small-Cap Core Funds Index/(b)/                 -7.01     -0.83        9.63          NA
Russell 2000 Index/(b)/                                -9.30     -3.19        8.01        8.40
Russell 2000 Value Index/(b)/                          -1.47      2.07       11.69       12.31

CUMULATIVE PERFORMANCE/(c)/ Inception to September 30, 2002

                                              05/13/1991      05/31/1991      06/30/91       07/31/91      08/31/91
Lipper Small-Cap Core Funds Index
Loomis Sayles Small Cap Value Fund                10,000          10,220         9,860         10,640        11,450
Russell 2000 Index                                10,000          10,477         9,866         10,213        10,591
Russell 2000 Value Index                          10,000          10,442         9,953         10,212        10,522

                                                09/30/91        10/31/91      11/30/91       12/31/91      01/31/92

Lipper Small-Cap Core Funds Index                                                              10,000        10,638
Loomis Sayles Small Cap Value Fund                11,460          11,690        11,400         13,048        14,374
Russell 2000 Index                                10,674          10,956        10,449         11,286        12,200
Russell 2000 Value Index                          10,534          10,654        10,222         10,884        11,795

                                                02/29/92        03/31/92      04/30/92       05/31/92      06/30/92

Lipper Small-Cap Core Funds Index                 10,943          10,573        10,216         10,195         9,835
Loomis Sayles Small Cap Value Fund                15,179          14,364        13,633         13,654        12,463
Russell 2000 Index                                12,556          12,131        11,706         11,862        11,301
Russell 2000 Value Index                          12,358          12,223        12,054         12,382        11,981

                                                07/31/92        08/31/92      09/30/92       10/31/92      11/30/92

Lipper Small-Cap Core Funds Index                 10,103           9,938         9,986         10,359        11,083
Loomis Sayles Small Cap Value Fund                12,807          12,390        12,525         12,922        14,155
Russell 2000 Index                                11,694          11,364        11,626         11,996        12,914
Russell 2000 Value Index                          12,432          12,190        12,420         12,710        13,496

                                                12/31/92        01/31/93      02/28/93       03/31/93      04/30/93

Lipper Small-Cap Core Funds Index                 11,503          11,841        11,571         11,887        11,498
Loomis Sayles Small Cap Value Fund                14,759          15,435        15,080         15,710        15,309
Russell 2000 Index                                13,364          13,816        13,497         13,935        13,552
Russell 2000 Value Index                          14,056          14,801        14,861         15,424        15,054

                                                05/31/93        06/30/93      07/31/93       08/31/93      09/30/93

Lipper Small-Cap Core Funds Index                 11,928          12,020        12,132         12,496        12,698
Loomis Sayles Small Cap Value Fund                15,962          16,042        16,432         17,314        18,105
Russell 2000 Index                                14,152          14,240        14,437         15,061        15,486
Russell 2000 Value Index                          15,527          15,674        15,943         16,567        16,964

                                                10/31/93        11/30/93      12/31/93       01/31/94      02/28/94

Lipper Small-Cap Core Funds Index                 12,967          12,647        13,014         13,357        13,332
Loomis Sayles Small Cap Value Fund                18,506          17,887        18,401         18,792        18,505
Russell 2000 Index                                15,884          15,361        15,887         16,385        16,325
Russell 2000 Value Index                          17,352          16,900        17,397         18,018        17,966

                                                03/31/94        04/30/94      05/31/94       06/30/94      07/31/94

Lipper Small-Cap Core Funds Index                 12,814          12,792        12,824         12,407        12,586
Loomis Sayles Small Cap Value Fund                17,438          17,242        16,982         16,578        16,669
Russell 2000 Index                                15,463          15,555        15,381         14,858        15,103
Russell 2000 Value Index                          17,160          17,329        17,304         16,853        17,164

                                                08/31/94        09/30/94      10/31/94       11/30/94      12/31/94

Lipper Small-Cap Core Funds Index                 13,166          13,189        13,258         12,923        13,035
Loomis Sayles Small Cap Value Fund                17,451          17,438        17,320         16,630        16,873
Russell 2000 Index                                15,944          15,891        15,828         15,189        15,597
Russell 2000 Value Index                          17,839          17,650        17,327         16,628        17,129

                                                01/31/95        02/28/95      03/31/95       04/30/95      05/31/95

Lipper Small-Cap Core Funds Index                 13,169          13,693        13,984         14,219        14,391
Loomis Sayles Small Cap Value Fund                16,925          17,582        18,002         18,054        18,422
Russell 2000 Index                                15,400          16,041        16,317         16,680        16,967
Russell 2000 Value Index                          17,045          17,675        17,763         18,291        18,683

                                                06/30/95        07/31/95      08/31/95       09/30/95      10/31/95

Lipper Small-Cap Core Funds Index                 14,963          15,791        16,317         16,596        16,008
Loomis Sayles Small Cap Value Fund                18,921          20,182        21,153         21,547        20,431
Russell 2000 Index                                17,847          18,875        19,265         19,609        18,732
Russell 2000 Value Index                          19,321          20,026        20,621         20,929        20,093

                                                11/30/95        12/31/95      01/31/96       02/29/96      03/31/96

Lipper Small-Cap Core Funds Index                 16,487          17,041        17,165         17,773        18,217
Loomis Sayles Small Cap Value Fund                21,416          22,302        22,331         23,451        23,989
Russell 2000 Index                                19,519          20,034        20,013         20,636        21,057
Russell 2000 Value Index                          20,892          21,539        21,682         22,021        22,484

                                                04/30/96        05/31/96      06/30/96       07/31/96      08/31/96

Lipper Small-Cap Core Funds Index                 19,474          20,353        19,429         17,851        18,761
Loomis Sayles Small Cap Value Fund                25,415          26,463        25,837         24,382        25,604
Russell 2000 Index                                22,182          23,057        22,110         20,179        21,350
Russell 2000 Value Index                          23,097          23,682        23,402         22,158        23,120

                                                09/30/96        10/31/96      11/30/96       12/31/96      01/31/97

Lipper Small-Cap Core Funds Index                 19,549          19,184        19,876         20,228        20,679
Loomis Sayles Small Cap Value Fund                26,468          26,857        28,140         29,070        29,589
Russell 2000 Index                                22,185          21,843        22,743         23,339        23,805
Russell 2000 Value Index                          23,751          24,026        25,319         26,141        26,543

                                                02/28/97        03/31/97      04/30/97       05/31/97      06/30/97

Lipper Small-Cap Core Funds Index                 20,137          19,123        19,128         21,167        22,363
Loomis Sayles Small Cap Value Fund                29,204          28,569        28,302         31,377        32,848
Russell 2000 Index                                23,228          22,132        22,194         24,663        25,720
Russell 2000 Value Index                          26,795          26,076        26,460         28,566        30,012

                                                07/31/97        08/31/97      09/30/97       10/31/97      11/30/97

Lipper Small-Cap Core Funds Index                 23,710          24,290        26,112         25,073        24,752
Loomis Sayles Small Cap Value Fund                34,730          35,457        37,569         36,386        36,251
Russell 2000 Index                                26,917          27,533        29,548         28,250        28,067
Russell 2000 Value Index                          31,271          31,768        33,880         32,959        33,320

                                                12/31/97        01/31/98      02/28/98       03/31/98      04/30/98

Lipper Small-Cap Core Funds Index                 24,725          24,364        26,184         27,417        27,680
Loomis Sayles Small Cap Value Fund                36,626          35,819        38,357         40,068        39,891
Russell 2000 Index                                28,559          28,107        30,186         31,431        31,604
Russell 2000 Value Index                          34,450          33,826        35,871         37,326        37,511

                                                05/31/98        06/30/98      07/31/98       08/31/98      09/30/98

Lipper Small-Cap Core Funds Index                 26,244          26,149        24,264         19,574        20,398
Loomis Sayles Small Cap Value Fund                38,180          37,688        35,249         29,210        30,685
Russell 2000 Index                                29,902          29,965        27,539         22,192        23,929
Russell 2000 Value Index                          36,183          35,978        33,160         27,967        29,547

                                                10/31/98        11/30/98      12/31/98       01/31/99      02/28/99

Lipper Small-Cap Core Funds Index                 21,234          22,419        23,827         23,648        21,716
Loomis Sayles Small Cap Value Fund                32,298          34,128        36,230         34,533        32,096
Russell 2000 Index                                24,904          26,209        27,831         28,201        25,917
Russell 2000 Value Index                          30,424          31,247        32,227         31,496        29,345

                                                03/31/99        04/30/1999  05/31/1999     06/30/1999    07/31/1999

Lipper Small-Cap Core Funds Index                 21,814          23,286        23,768         25,142        25,004
Loomis Sayles Small Cap Value Fund                32,116          34,732        35,432         37,069        36,610
Russell 2000 Index                                26,321          28,680        29,099         30,415        29,580
Russell 2000 Value Index                          29,103          31,760        32,736         33,922        33,117

                                              08/31/1999      09/30/1999    10/31/1999     11/30/1999    12/31/1999

Lipper Small-Cap Core Funds Index                 24,086          24,067        24,276         25,842        28,630
Loomis Sayles Small Cap Value Fund                35,392          34,613        34,273         34,985        36,365
Russell 2000 Index                                28,485          28,492        28,607         30,315        33,747
Russell 2000 Value Index                          31,906          31,268        30,643         30,801        31,748

                                              01/31/2000      02/29/2000    03/31/2000     04/30/2000    05/31/2000

Lipper Small-Cap Core Funds Index                 28,081          32,040        31,585         29,829        28,561
Loomis Sayles Small Cap Value Fund                35,015          37,490        39,617         39,699        38,001
Russell 2000 Index                                33,205          38,688        36,137         33,963        31,983
Russell 2000 Value Index                          30,918          32,807        32,961         33,156        32,650

                                              06/30/2000      07/31/2000    08/31/2000     09/30/2000    10/31/2000

Lipper Small-Cap Core Funds Index                 31,080          30,114        32,797         31,954        30,992
Loomis Sayles Small Cap Value Fund                39,249          39,903        42,399         41,764        42,542
Russell 2000 Index                                34,771          33,653        36,220         35,156        33,586
Russell 2000 Value Index                          33,604          34,724        36,276         36,071        35,943

                                              11/30/2000      12/31/2000    01/31/2001     02/28/2001    03/31/2001

Lipper Small-Cap Core Funds Index                 27,905          30,615        31,705         29,692        28,287
Loomis Sayles Small Cap Value Fund                41,175          44,799        46,042         44,864        43,250
Russell 2000 Index                                30,139          32,727        34,431         32,172        30,598
Russell 2000 Value Index                          35,211          38,994        40,071         40,015        39,373

                                              04/30/2001      05/31/2001    06/30/2001     07/31/2001    08/31/2001

Lipper Small-Cap Core Funds Index                 30,542          31,653        32,631         31,874        30,982
Loomis Sayles Small Cap Value Fund                45,628          46,958        48,790         49,074        48,507
Russell 2000 Index                                32,992          33,803        34,970         33,077        32,009
Russell 2000 Value Index                          41,196          42,255        43,955         42,970        42,821

                                              09/30/2001      10/31/2001    11/30/2001     12/31/2001    01/31/2002

Lipper Small-Cap Core Funds Index                 26,923          28,522        30,642         32,793        32,406
Loomis Sayles Small Cap Value Fund                43,381          44,908        47,643         51,011        50,940
Russell 2000 Index                                27,700          29,320        31,590         33,539        33,190
Russell 2000 Value Index                          38,094          39,088        41,899         44,463        45,054

                                              02/28/2002      03/31/2002    04/30/2002     05/31/2002    06/30/2002

Lipper Small-Cap Core Funds Index                 31,541          33,963        34,129         32,856        31,016
Loomis Sayles Small Cap Value Fund                51,378          54,363        54,510         53,507        51,720
Russell 2000 Index                                32,281          34,876        35,193         33,631        31,963
Russell 2000 Value Index                          45,329          48,724        50,439         48,770        47,692

                                               07/31/2002     08/31/2002   09/30/2002

Lipper Small-Cap Core Funds Index                 26,801          26,943        25,036
Loomis Sayles Small Cap Value Fund                44,970          45,703        42,257
Russell 2000 Index                                27,136          27,068        25,125
Russell 2000 Value Index                          40,605          40,426        37,540

*Start date for the indexes is 4/30/91 old Lipper index was small cap value funds index. lipper small cap core data only available from 1/31/92 forward

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (January 2, 1998) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). (b) Please see page 13 for a description of the indexes. (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

FUND AND MANAGER REVIEW

Loomis Sayles Value Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional class of the Fund returned -17.20%, compared to the -20.49% return for the Fund's benchmark, the Standard & Poor's 500 Index. The Lipper Large-Cap Value Funds Average posted a total return of -19.14% for the same period.

PORTFOLIO REVIEW | Our strategy is to select stocks exhibiting below-average valuations and a near-term catalyst for an improvement in the company's fundamental outlook. In a fiscal year characterized by economic uncertainty and a strong bear market, we maintained over-weighted positions in the financial, consumer discretionary and energy sectors. We believe these areas offer more attractive value opportunities and possess a more positive fundamental outlook. We under-weighted the consumer staples, healthcare and technology sectors, due to high relative valuations. In addition, the fundamental outlook for most technology companies remained poor throughout the year.

The Fund outperformed its benchmark during the fiscal year, primarily due to favorable stock selection. In particular, our picks in the consumer staples, financial and industrial sectors contributed significantly to the Fund's better relative performance. In addition, the Fund's performance also benefited from our decision to underweight the technology sector, the worst-performing market segment for the year.

OUTLOOK | Coming off another year of strong stock market declines, we believe conditions are ripe for a short-term rally. The market has exposed many of the negative influences, and they likely have been discounted in stock prices. The longer-term outlook appears more favorable than it has been for several years, due to the strong stock price declines already realized.

The performance disparity between the value and growth segments has dissipated significantly, and we believe it's unlikely that the dramatic differences in short-term returns between growth and value stocks will continue. The outlook for value investing remains favorable, though, as investors seem unlikely to produce another bubble environment that powered the growth/momentum investing style of the late 1990s. Also, due to the extended bear market, value investors have a wider bargain bin from which to select stocks.

Key Fund Facts

Objective | Long-term growth of capital and income

Strategy | Invests in medium- and large-sized companies and employs a value approach when selecting stocks

Fund Inception Date | 5/13/91

Expense Ratio | 0.85%

Total Net Assets | $33.0 million

   [PHOTO]              [PHOTO]
Warren Koontz        James Carroll
                    James has served as
                    co-portfolio manager
                     since November, 2002

    [PHOTO]
Jeffrey Wardlow

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                               Since
                                           1 Year    5 Years   10 Years    Inception/(a)/
-----------------------------------------------------------------------------------------
Loomis Sayles Value Fund                   -17.20%     -3.57%      7.94%       8.05%
Lipper Large-Cap Value Funds Index/(b)/    -19.61      -1.77       8.49        8.83
S&P 500 Index/(b)/                         -20.49      -1.63       9.00        9.29

CUMULATIVE PERFORMANCE Inception to September 30, 2002

[CHART]

                                             05/13/1991       05/31/1991      06/30/91       07/31/91      08/31/91
Fund Name

Loomis Sayles Value Fund                          10000           10,550         9,950         10,280        10,530
S & P 500 Index                                   10000           10,431         9,953         10,417        10,664
Lipper Large-Cap Value Funds Index                10000           10,418         9,894         10,354        10,608

                                               08/31/91         09/30/91      10/31/91       11/30/91      12/31/91
                                               09/30/91         10/31/91      11/30/91       12/31/91      01/31/92

Fund Name

Loomis Sayles Value Fund                         10,250           10,290         9,620         10,715        11,061
S & P 500 Index                                  10,485           10,626        10,198         11,364        11,153
Lipper Large-Cap Value Funds Index               10,528           10,727        10,277         11,389        11,305

                                               02/29/92         03/31/92      04/30/92       05/31/92      06/30/92

Fund Name

Loomis Sayles Value Fund                         11,295           11,031        11,285         11,305        11,061
S & P 500 Index                                  11,297           11,077        11,403         11,459        11,288
Lipper Large-Cap Value Funds Index               11,509           11,251        11,458         11,547        11,293

                                               07/31/92         08/31/92      09/30/92       10/31/92      11/30/92

Fund Name

Loomis Sayles Value Fund                         11,508           11,173        11,254         11,356        11,986
S & P 500 Index                                  11,749           11,509        11,644         11,684        12,082
Lipper Large-Cap Value Funds Index               11,732           11,492        11,627         11,706        12,187

                                               12/31/92         01/31/93      02/28/93       03/31/93      04/30/93

Fund Name

Loomis Sayles Value Fund                         12,226           12,502        12,618         12,852        12,512
S & P 500 Index                                  12,230           12,333        12,501         12,764        12,456
Lipper Large-Cap Value Funds Index               12,374           12,516        12,638         13,006        12,763

                                               05/31/93         06/30/93      07/31/93       08/31/93      09/30/93

Fund Name

Loomis Sayles Value Fund                         12,788           12,777        12,682         13,191        13,117
S & P 500 Index                                  12,789           12,827        12,775         13,260        13,158
Lipper Large-Cap Value Funds Index               13,108           13,167        13,129         13,660        13,709

                                               10/31/93         11/30/93      12/31/93       01/31/94      02/28/94

Fund Name

Loomis Sayles Value Fund                         13,403           13,212        13,678         14,204        14,062
S & P 500 Index                                  13,430           13,302        13,463         13,921        13,543
Lipper Large-Cap Value Funds Index               13,945           13,723        14,016         14,473        14,125

                                               03/31/94         04/30/94      05/31/94       06/30/94      07/31/94

Fund Name

Loomis Sayles Value Fund                         13,481           13,755        13,908         13,481        13,952
S & P 500 Index                                  12,952           13,119        13,334         13,007        13,434
Lipper Large-Cap Value Funds Index               13,538           13,707        13,904         13,569        13,965

                                               08/31/94         09/30/94      10/31/94       11/30/94      12/31/94

Fund Name

Loomis Sayles Value Fund                         14,566           14,062        14,040         13,383        13,558
S & P 500 Index                                  13,985           13,643        13,949         13,441        13,641
Lipper Large-Cap Value Funds Index               14,531           14,153        14,385         13,884        14,042

                                               01/31/95         02/28/95      03/31/95       04/30/95      05/31/95

Fund Name

Loomis Sayles Value Fund                         13,845           14,604        14,994         15,557        16,224
S & P 500 Index                                  13,995           14,540        14,969         15,410        16,026
Lipper Large-Cap Value Funds Index               14,294           14,826        15,174         15,615        16,194

                                               06/30/95         07/31/95      08/31/95       09/30/95      10/31/95

Fund Name

Loomis Sayles Value Fund                         16,339           16,970        17,062         17,602        17,166
S & P 500 Index                                  16,398           16,942        16,984         17,701        17,638
Lipper Large-Cap Value Funds Index               16,545           17,068        17,172         17,788        17,646

                                               11/30/95         12/31/95      01/31/96       02/29/96      03/31/96

Fund Name

Loomis Sayles Value Fund                         17,947           18,334        18,875         19,039        19,240
S & P 500 Index                                  18,412           18,767        19,405         19,586        19,774
Lipper Large-Cap Value Funds Index               18,411           18,709        19,285         19,501        19,712

                                               04/30/96         05/31/96      06/30/96       07/31/96      08/31/96

Fund Name

Loomis Sayles Value Fund                         19,240           19,605        19,643         18,925        19,378
S & P 500 Index                                  20,065           20,584        20,661         19,749        20,165
Lipper Large-Cap Value Funds Index               19,980           20,351        20,362         19,564        20,072

                                               09/30/96         10/31/96      11/30/96       12/31/96      01/31/97

Fund Name

Loomis Sayles Value Fund                         20,344           20,899        22,358         22,214        23,382
S & P 500 Index                                  21,301           21,888        23,542         23,076        24,517
Lipper Large-Cap Value Funds Index               21,056           21,500        23,040         22,651        23,794

                                               02/28/97         03/31/97      04/30/97       05/31/97      06/30/97

Fund Name

Loomis Sayles Value Fund                         23,538           22,741        23,538         24,962        26,187
S & P 500 Index                                  24,709           23,694        25,109         26,637        27,833
Lipper Large-Cap Value Funds Index               23,984           23,068        24,094         25,483        26,546

                                               07/31/97         08/31/97      09/30/97       10/31/97      11/30/97

Fund Name

Loomis Sayles Value Fund                         28,473           27,574        28,981         27,907        28,734
S & P 500 Index                                  30,046           28,362        29,915         28,916        30,255
Lipper Large-Cap Value Funds Index               28,547           27,325        28,724         27,857        28,771

                                               12/31/97         01/31/98      02/28/98       03/31/98      04/30/98

Fund Name

Loomis Sayles Value Fund                         28,703           28,768        30,672         31,599        31,859
S & P 500 Index                                  30,774           31,115        33,359         35,068        35,420
Lipper Large-Cap Value Funds Index               29,100           29,142        31,059         32,439        32,769

                                               05/31/98         06/30/98      07/31/98       08/31/98      09/30/98

Fund Name

Loomis Sayles Value Fund                         31,306           31,257        29,858         25,660         27,417
S & P 500 Index                                  34,811           36,226        35,840         30,666         32,622
Lipper Large-Cap Value Funds Index               32,212           32,814        32,245         27,844         29,183

                                               10/31/98         11/30/98      12/31/98       01/31/99      02/28/99

Fund Name

Loomis Sayles Value Fund                         29,744           30,769        31,728         31,654        30,720
S & P 500 Index                                  35,276           37,416        39,569         41,224        39,943
Lipper Large-Cap Value Funds Index               31,520           33,128        34,408         34,980        34,179

                                               03/31/99       04/30/1999    05/31/1999     06/30/1999    07/31/1999

Fund Name

Loomis Sayles Value Fund                         31,838           34,127        33,926         34,787        33,505
S & P 500 Index                                  41,542           43,150        42,130         44,474        43,080
Lipper Large-Cap Value Funds Index               35,217           37,292        36,655         38,271        37,185

                                             08/31/1999       09/30/1999    10/31/1999     11/30/1999    12/31/1999

Fund Name

Loomis Sayles Value Fund                         32,094           30,299        31,435         31,237        31,306
S & P 500 Index                                  42,867           41,692        44,330         45,241        47,896
Lipper Large-Cap Value Funds Index               36,507           35,157        36,850         36,978        38,117

                                             01/31/2000       02/29/2000    03/31/2000     04/30/2000    05/31/2000

Fund Name

Loomis Sayles Value Fund                         29,957           27,549        30,331         30,206        30,725
S & P 500 Index                                  45,489           44,628        48,993         47,519        46,544
Lipper Large-Cap Value Funds Index               36,506           34,971        38,173         37,748        37,776

                                             06/30/2000       07/31/2000    08/31/2000     09/30/2000    10/31/2000

Fund Name

Loomis Sayles Value Fund                         29,998           29,874        31,888         31,389        32,573
S & P 500 Index                                  47,691           46,946        49,862         47,229        47,030
Lipper Large-Cap Value Funds Index               37,359           37,190        39,343         38,721        39,031

                                             11/30/2000       12/31/2000    01/31/2001     02/28/2001    03/31/2001

Fund Name

Loomis Sayles Value Fund                         31,867           33,607        34,047         33,124        31,885
S & P 500 Index                                  43,322           43,534        45,078         40,968        38,373
Lipper Large-Cap Value Funds Index               37,358           38,862        39,185         37,297        35,847

                                             04/30/2001       05/31/2001    06/30/2001     07/31/2001    08/31/2001

Fund Name

Loomis Sayles Value Fund                         33,418           33,963        33,376         33,103        31,864
S & P 500 Index                                  41,355           41,632        40,619         40,219        37,701
Lipper Large-Cap Value Funds Index               37,878           38,488        37,442         37,187        35,445

                                             09/30/2001       10/31/2001    11/30/2001     12/31/2001    01/31/2002

Fund Name

Loomis Sayles Value Fund                         29,178           29,388        31,016         31,707        31,425
S & P 500 Index                                  34,653           35,318        38,024         38,366        37,790
Lipper Large-Cap Value Funds Index               32,679           32,891        35,000         35,528        34,871

                                                2/38/02       03/31/2002    04/30/2002     05/31/2002    06/30/2002

Fund Name

Loomis Sayles Value Fund                         31,274           32,334        31,536         31,753        29,439
S & P 500 Index                                  37,065           38,455        36,124         35,857        33,304
Lipper Large-Cap Value Funds Index               34,679           36,209        34,666         34,711        32,292

                                             07/31/2002       08/31/2002    09/30/2002

Fund Name

Loomis Sayles Value Fund                         26,972           27,295        24,159
S & P 500 Index                                  30,710           30,909        27,549
Lipper Large-Cap Value Funds Index               29,502           29,699        26,266


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991). (b) Please see page 13 for a description of the indexes.

                                               LOOMIS SAYLES EQUITY FUNDS     11

FUND AND MANAGER REVIEW

Loomis Sayles Worldwide Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional class of the Fund posted a total return of -2.95%, compared to the -20.49% total return for the S&P 500 Index. The total return for the Lipper Global Flexible Fund Average was -8.53% for the same period.

PORTFOLIO REVIEW | Within the Fund's fixed income component, we focused on defensive and high-yield issues, including REITs (real estate investment trusts) and utilities, and a number of holdings that stand to benefit from a weakening dollar, either through a stronger competitive position or more favorable translation of foreign-source earnings. The Fund's bond portfolio contained a mix of higher-quality credits along with "opportunistic" higher-yielding securities with appreciation and yield-advantage potential.

We attribute the Fund's outperformance to our strategy of moving the domestic equity portion of the Fund into a more defensive position through asset and sector allocation. We also maintained a large cash position, which helped the Fund's relative performance. In addition, effective stock selection and sector allocation were positive influences on the international equity portion of the portfolio. Japan was the best-performing country; nevertheless, we maintained an under-weighted position in Japan, because we believe the market's fundamentals do not support the gains. We over-weighted Irish and Canadian issues, which proved to be stellar performers for the portfolio.

The Fund's international bond holdings included more corporate and emerging market securities relative to the benchmark, and this posture had a slightly negative influence on the Fund's relative performance. Additionally, high-yield bonds, particularly in telecommunications, and an underweighting in government and agency issues in the domestic bond portfolio hurt relative performance.

OUTLOOK | Our short-term outlook for the equity market is one of continued volatility, at least until more concrete signs of economic growth become apparent and investors become comfortable owning equities again. Investors remain concerned about the U.S.-led war on terrorism, ongoing conflict in the Middle East, and tensions with Iraq. The longer-term outlook is brighter, because many companies have taken advantage of the economic slowdown to pare costs, improve efficiencies and lower inventories.

In the bond portfolio, we plan to continue investing in a mix of high-quality and higher-yielding securities. Internationally, we plan to structure our holdings to take advantage of a weakening U.S. dollar and an improving global economy.

Key Fund Facts

Objective | High total investment return

Strategy | Invests in equity and fixed income securities of U.S. and foreign issuers

Fund Inception Date | 5/1/96

Expense Ratio | 1.00%

Total Net Assets | $8.3 million

   [PHOTO]              [PHOTO]
Daniel Fuss       Alexander Muromcew


   [PHOTO]                   [PHOTO]             [PHOTO]           [PHOTO]
Robert Ix                   Eswar Menon         David Rolley    John Tribolet
Robert has served as
co-portfolio manager
since September 30, 2002


AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                          Since
                                         1 Year   3 Years   5 Years    Inception/(a)/
--------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund              -2.95%     6.51%     4.88%      7.14%
Lipper Global Flexible Funds Index/(b)/   -8.34     -4.91     -0.15       3.41
S&P 500 Index/(b)/                       -20.49    -12.89     -1.63       5.07

CUMULATIVE PERFORMANCE Inception to September 30, 2002
[CHART]

                                           05/01/1996      05/31/1996       06/30/96       07/31/96      08/31/96
Fund Name

Lipper Global Flexible Funds Index              10000          10,063         10,105          9,859        10,004
Loomis Sayles Worldwide Fund                    10000          10,090         10,120          9,780        10,020
S & P 500 Index                                 10000          10,258         10,297          9,842        10,050

                                             09/30/96        10/31/96       11/30/96       12/31/96      01/31/97

Fund Name

Lipper Global Flexible Funds Index             10,285          10,412         10,855         10,870        11,071
Loomis Sayles Worldwide Fund                   10,340          10,540         11,050         10,924        10,924
S & P 500 Index                                10,616          10,908         11,733         11,500        12,219

                                             02/28/97        03/31/97       04/30/97       05/31/97      06/30/97

Fund Name

Lipper Global Flexible Funds Index             11,135          10,953         11,060         11,526        11,848
Loomis Sayles Worldwide Fund                   10,944          10,924         11,027         11,345        11,479
S & P 500 Index                                12,314          11,808         12,513         13,275        13,871

                                             07/31/97        08/31/97       09/30/97       10/31/97      11/30/97

Fund Name

Lipper Global Flexible Funds Index             12,336          11,982         12,492         12,049        12,087
Loomis Sayles Worldwide Fund                   12,093          11,803         12,270         11,564        11,575
S & P 500 Index                                14,974          14,135         14,909         14,411        15,078

                                             12/31/97        01/31/98       02/28/98       03/31/98      04/30/98

Fund Name

Lipper Global Flexible Funds Index             12,190          12,220         12,771         13,200        13,316
Loomis Sayles Worldwide Fund                   11,308          11,652         12,363         12,477        12,317
S & P 500 Index                                15,337          15,507         16,625         17,477        17,652

                                             05/31/98        06/30/98       07/31/98       08/31/98      09/30/98

Fund Name

Lipper Global Flexible Funds Index             13,202          13,192         13,063         11,617        11,803
Loomis Sayles Worldwide Fund                   11,789          11,296         11,296         10,092        10,081
S & P 500 Index                                17,349          18,054         17,861         15,283        16,258

                                             10/31/98        11/30/98       12/31/98       01/31/99      02/28/99

Fund Name

Lipper Global Flexible Funds Index             12,420          12,976         13,287         13,444        13,117
Loomis Sayles Worldwide Fund                   10,803          11,445         11,645         11,807        11,582
S & P 500 Index                                17,580          18,647         19,720         20,545        19,906

                                             03/31/99        04/30/99       05/31/99       06/30/99      07/31/99

Fund Name

Lipper Global Flexible Funds Index             13,544          14,272         14,045         14,565        14,555
Loomis Sayles Worldwide Fund                   11,945          12,447         12,509         12,798        13,036
S & P 500 Index                                20,703          21,504         20,996         22,164        21,470

                                             08/31/99        09/30/99     10/31/1999     11/30/1999    12/31/1999

Fund Name

Lipper Global Flexible Funds Index             14,504          14,425         14,717         15,234        16,258
Loomis Sayles Worldwide Fund                   12,986          12,885         13,387         15,481        18,688
S & P 500 Index                                21,364          20,778         22,093         22,547        23,870

                                           01/31/2000      02/29/2000     03/31/2000     04/30/2000    05/31/2000

Fund Name

Lipper Global Flexible Funds Index             15,926          16,812         16,731         16,171        15,917
Loomis Sayles Worldwide Fund                   18,051          20,626         20,314         19,392        18,932
S & P 500 Index                                22,670          22,241         24,416         23,682        23,196

                                           06/30/2000      07/31/2000     08/31/2000     09/30/2000    10/31/2000

Fund Name

Lipper Global Flexible Funds Index             16,487          16,284         16,839         16,342        16,025
Loomis Sayles Worldwide Fund                   19,514          18,877         19,406         18,877        17,983
S & P 500 Index                                23,768          23,396         24,849         23,538        23,438

                                           11/30/2000      12/31/2000     01/31/2001     02/28/2001    03/31/2001

Fund Name

Lipper Global Flexible Funds Index             15,406          16,030         16,237         15,418        14,658
Loomis Sayles Worldwide Fund                   17,074          17,857         18,008         17,554        16,741
S & P 500 Index                                21,590          21,696         22,466         20,417        19,124

                                           04/30/2001      05/31/2001     06/30/2001     07/31/2001    08/31/2001

Fund Name

Lipper Global Flexible Funds Index             15,405          15,287         15,064         14,851        14,484
Loomis Sayles Worldwide Fund                   17,025          17,289         17,157         16,968        16,873
S & P 500 Index                                20,610          20,748         20,243         20,044        18,789

                                           09/30/2001      10/31/2001     11/30/2001     12/31/2001    01/31/2002

Fund Name

Lipper Global Flexible Funds Index             13,529          13,848         14,348         14,365        14,272
Loomis Sayles Worldwide Fund                   16,041          16,419         16,684         16,746        16,498
S & P 500 Index                                17,270          17,601         18,950         19,120        18,833

                                           09/30/2001      10/31/2001     11/30/2001     12/31/2001    01/31/2002

Fund Name

Lipper Global Flexible Funds Index             14,155          14,548         14,352         14,521        13,974
Loomis Sayles Worldwide Fund                   16,539          16,850         16,932         17,222        16,829
S & P 500 Index                                18,472          19,165         18,003         17,870        16,598

                                           07/31/2002      08/31/2002    09/30/2002

Fund Name

Lipper Global Flexible Funds Index             13,147          13,212        12,400
Loomis Sayles Worldwide Fund                   16,043          16,230        15,567
S & P 500 Index                                15,305          15,404        13,730

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1996). (b) Please see page 13 for a description of the indexes.

DISCLOSURE

Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund
Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Loomis Sayles Aggressive Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund, Loomis Sayles Worldwide Fund Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.
Lipper Large-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap growth funds investment objective.
Lipper International Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the international funds investment objective.
Lipper Large-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap core funds investment objective.
Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Small-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap core funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Lipper Averages consist of all mutual funds in a stated category.
Source: Lipper Inc.

Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Morgan Stanley Capital International-EAFE Index is a free float adjusted market capitalization index that is designed to measure international equity market performance.

Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

                                               LOOMIS SAYLES EQUITY FUNDS     13

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Aggressive Growth Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--95.8% of net assets

Aerospace/Defense--3.6%
Alliant Techsystems, Inc.*                                 9,725      $  673,456
L-3 Communications Holdings, Inc.*                        16,300         859,010
                                                                      ----------
                                                                       1,532,466
                                                                      ----------
Banks/Savings & Loans--1.4%
New York Community Bancorp, Inc.                          21,550         607,064
                                                                      ----------
Biotechnology--5.0%
Charles River Laboratories International, Inc.*           19,400         761,450
Gilead Sciences, Inc.*                                    16,950         568,333
IDEC Pharmaceuticals Corp.*                               11,500         477,480
MedImmune, Inc.*                                          16,450         344,134
                                                                      ----------
                                                                       2,151,397
                                                                      ----------
Broadcasting--5.1%
Cox Radio, Inc., Class A*                                 19,500         510,120
Entercom Communications Corp.*                            16,600         786,342
Westwood One, Inc.*                                       24,750         884,812
                                                                      ----------
                                                                       2,181,274
                                                                      ----------
Commercial Services & Supplies--9.4%
Apollo Group, Inc., Class A*                              29,466         947,332
Career Education Corp.*                                   18,800         902,550
ChoicePoint, Inc. *                                       17,850         636,174
Stericycle, Inc.*                                         23,400         793,728
Weight Watchers International, Inc.*                      16,850         730,616
                                                                      ----------
                                                                       4,010,400
                                                                      ----------
Computer--Consulting & Service--4.0%
Acxiom Corp.*                                             25,675         364,072
Affiliated Computer Services, Inc., Class A*              15,550         661,652
Cognizant Technology Solutions Corp.*                     11,575         665,215
                                                                      ----------
                                                                       1,690,939
                                                                      ----------
Computer Software--8.4%
Activision, Inc.*                                         25,700         615,001
Electronic Arts, Inc.*                                    15,350       1,012,486
Intuit, Inc.*                                             19,900         906,047
Mercury Interactive Corp.*                                27,250         467,610
VERITAS Software Corp.*                                   40,700         597,069
                                                                      ----------
                                                                       3,598,213
                                                                      ----------
Diversified Financials--4.5%
Investment Technology Group, Inc.*                        20,450         598,367
Investors Financial Services Corp.                        23,100         625,317
Moody's Corp.                                             14,900         722,650
                                                                      ----------
                                                                       1,946,334
                                                                      ----------
Electronic Components--Semiconductors--5.8%
Cymer, Inc.*                                              19,275         359,286
KLA-Tencor Corp.*                                         11,225         313,626
Marvell Technology Group Ltd.*                            36,000         570,600
Microchip Technology, Inc.*                               37,575         768,409
QLogic Corp.*                                             18,850         490,854
                                                                      ----------
                                                                       2,502,775
                                                                      ----------

                                                          Shares         Value +
--------------------------------------------------------------------------------

COMMON STOCKS--continued

Energy Equipment & Services--3.8%
ENSCO International, Inc.                                 21,575      $  540,238
Nabors Industries Ltd.*                                   14,000         458,500
Weatherford International Ltd.*                           17,100         635,094
                                                                      ----------
                                                                       1,633,832
                                                                      ----------

Food & Drug Retailing--1.4%
Whole Foods Market, Inc.*                                 14,225         609,399
                                                                      ----------

Healthcare--Drugs--1.4%
Barr Laboratories, Inc.*                                   9,725         605,770
                                                                      ----------

Healthcare--Equipment & Supplies--6.6%
Patterson Dental Co.*                                     15,125         774,098
St. Jude Medical, Inc.*                                   12,300         439,110
Varian Medical Systems, Inc.*                             20,250         870,547
Zimmer Holdings, Inc.*                                    19,150         734,211
                                                                      ----------
                                                                       2,817,966
                                                                      ----------

Healthcare--Providers & Services--9.8%
Accredo Health, Inc.*                                     15,150         721,988
Amerisource Corp.                                          7,750         553,505
Anthem, Inc.*                                              9,550         620,750
First Health Group Corp.*                                 24,925         675,966
Mid Atlantic Medical Services, Inc.*                      21,000         760,200
Quest Diagnostics, Inc.*                                   7,000         430,710
Triad Hospitals, Inc.*                                    11,850         449,708
                                                                      ----------
                                                                       4,212,827
                                                                      ----------

Hotels, Restaurant & Leisure--3.6%
MGM Mirage*                                               20,875         778,638
Starbucks Corp.*                                          37,800         780,192
                                                                      ----------
                                                                       1,558,830
                                                                      ----------

Household Durables--6.3%
KB HOME                                                   14,375         702,075
Lennar Corp.                                              12,850         716,773
NVR, Inc.*                                                 2,300         689,609
Toll Brothers, Inc.*                                      27,600         600,024
                                                                      ----------
                                                                       2,708,481
                                                                      ----------

Internet Software & Services--3.1%
Hotels.com, Class A*                                      12,550         634,779
Overture Services, Inc.*                                  28,500         671,745
                                                                      ----------
                                                                       1,306,524
                                                                      ----------

Media & Entertainment--1.3%
Getty Images, Inc.*                                       28,625         574,218
                                                                      ----------

Oil & Gas--1.3%
XTO Energy, Inc.                                          27,400         564,714
                                                                      ----------

Retail--Specialty--8.6%
AutoZone, Inc.*                                           11,800         930,548
Bed Bath & Beyond, Inc.*                                  18,925         616,387
Blockbuster, Inc., Class A                                31,350         777,480
CDW Computer Centers, Inc.*                               15,000         635,400
Michaels Stores, Inc.*                                    16,125         736,913
                                                                      ----------
                                                                       3,696,728
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     15

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                                         Shares                   Value +
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--continued
Trading Companies & Distributors--1.4%
Fastenal Co.                                                             18,350              $    579,493
                                                                                             ------------
TOTAL COMMON STOCKS
   (Identified Cost $44,400,527)                                                               41,089,644
                                                                                             ------------
                                                                    Face Amount
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--6.9% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$2,938,069 on 10/01/02 collateralized by $2,760,000
U.S. Treasury Bond, 5.250% due 11/15/28
with a value of $3,001,067                                         $  2,938,000                 2,938,000
                                                                                             ------------

TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $2,938,000)                                                                 2,938,000
                                                                                             ------------

TOTAL INVESTMENTS--102.7%
   (Identified Cost $47,338,527)@                                                              44,027,644
   Liabilities, Less Cash and Other Assets--(2.7%)                                             (1,158,761)
                                                                                             ------------

NET ASSETS--100%                                                                             $ 42,868,883
                                                                                             ============


+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $47,734,636 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,858,946 and $5,565,938, respectively, resulting in net unrealized depreciation of $3,706,992.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Growth Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.6% of net assets

Aerospace/Defense--6.0%
L-3 Communications Holdings, Inc.*                        11,985      $  631,610
Lockheed Martin Corp.                                      8,930         577,503
                                                                      ----------
                                                                       1,209,113
                                                                      ----------
Automobiles & Components--1.3%
Harley-Davidson, Inc.                                      5,500         255,475
                                                                      ----------
Banks/Savings & Loans--5.2%
Bank of America Corp.                                      4,590         292,842
Bank One Corp.                                             9,275         346,885
Wells Fargo & Co.                                          8,325         400,932
                                                                      ----------
                                                                       1,040,659
                                                                      ----------
Biotechnology--2.0%
Amgen, Inc.*                                               9,750         406,575
                                                                      ----------
Broadcasting--1.0%
Clear Channel Communications, Inc.*                        5,850         203,287
                                                                      ----------
Commercial Services & Supplies--1.3%
ChoicePoint, Inc.*                                         7,381         263,059
                                                                      ----------
Communications Equipment--1.9%
Cisco Systems, Inc.*                                      35,760         374,765
                                                                      ----------
Computer Software--10.2%
Electronic Arts, Inc.*                                     8,395         553,734
Intuit, Inc.*                                              9,525         433,673
Microsoft Corp.*                                          18,495         808,972
Oracle Corp.*                                             32,600         256,236
                                                                      ----------
                                                                       2,052,615
                                                                      ----------
Computers & Peripherals--4.3%
Dell Computer Corp.*                                      29,455         692,487
Lexmark International Group, Inc.*                         3,600         169,200
                                                                      ----------
                                                                         861,687
                                                                      ----------

Diversified Financials--7.0%
American Express Co.                                       7,575         236,188
Federal National Mortgage Association                      3,750         223,275
Lehman Brothers Holdings, Inc.                             4,050         198,653
Moody's Corp.                                              9,515         461,477
SLM Corp.                                                  3,040         283,146
                                                                      ----------
                                                                       1,402,739
                                                                      ----------
Electronic Components--Semiconductors--4.0%
Applied Materials, Inc.*                                   9,225         106,549
Intel Corp.                                               17,765         246,756
Maxim Integrated Products, Inc.*                           7,250         179,510
Texas Instruments, Inc.                                   18,225         269,183
                                                                      ----------
                                                                         801,998
                                                                      ----------
Energy Equipment & Services--0.8%
BJ Services Co.*                                           6,480         168,480
                                                                      ----------
Food--1.1%
Kraft Foods, Inc., Class A                                 5,900         215,114
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     17

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

'                                                         Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Healthcare--Drugs--9.1%
Forest Laboratories, Inc.*                                 5,715     $   468,687
Johnson & Johnson                                          6,365         344,219
Pfizer, Inc.                                              28,150         816,913
Pharmacia Corp.                                            5,025         195,372
                                                                     -----------
                                                                       1,825,191
                                                                     -----------
Healthcare--Equipment & Supplies--2.8%
Medtronic, Inc.                                            6,625         279,045
Zimmer Holdings, Inc.*                                     7,575         290,425
                                                                     -----------
                                                                         569,470
                                                                     -----------
Healthcare--Providers & Services--12.3%
Aetna, Inc.                                               11,525         412,710
Amerisource Corp.                                          7,620         544,220
Cardinal Health, Inc.                                      5,850         363,870
Tenet Healthcare Corp.*                                    7,685         380,408
UnitedHealth Group, Inc.                                   5,810         506,748
WellPoint Health Networks, Inc.*                           3,750         274,875
                                                                     -----------
                                                                       2,482,831
                                                                     -----------
Household Products--3.1%
Procter & Gamble Co.                                       7,050         630,129
                                                                     -----------
Industrial Conglomerates--6.0%
3M Co.                                                     6,565         721,953
General Electric Co.                                      19,805         488,193
                                                                     -----------
                                                                       1,210,146
                                                                     -----------
Media & Entertainment--3.7%
Viacom, Inc., Class B*                                    18,525         751,189
                                                                     -----------
Retail--Internet & Catalog--0.9%
eBay, Inc.*                                                3,365         177,706
                                                                     -----------
Retail--Multiline--5.8%
Kohl's Corp.*                                              8,175         497,122
Wal-Mart Stores, Inc.                                     13,375         658,585
                                                                     -----------
                                                                       1,155,707
                                                                     -----------
Retail--Specialty--6.8%
AutoZone, Inc.*                                            6,990         551,231
Bed, Bath & Beyond, Inc.*                                 19,020         619,481
Michaels Stores, Inc.*                                     4,475         204,508
                                                                     -----------
                                                                       1,375,220
                                                                     -----------
TOTAL COMMON STOCKS
   (Identified Cost $21,180,326)                                      19,433,155
                                                                     -----------

                                                     Face Amount
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--3.4% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$693,016 on 10/01/02 collateralized by $655,000
U.S. Treasury Bond, 5.250% due 11/15/28
with a value of $712,210                             $   693,000         693,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $693,000)                                            693,000
                                                                     -----------

                                                                         Value +
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100%
   (Identified Cost $21,873,326)@                                  $ 20,126,155
   Liabilities, Less Cash and Other Assets--(0.0%)                      (17,279)
                                                                   ------------
NET ASSETS--100%                                                   $ 20,108,876
                                                                   ============

+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $21,908,657 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $580,228 and $2,362,730, respectively, resulting in net unrealized depreciation of $1,782,502.

                See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     19

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles International Equity Fund

                                                           Shares        Value +
--------------------------------------------------------------------------------

COMMON STOCKS--97.0% of net assets

Australia--2.4%
News Corporation Ltd.                                      84,100     $  401,444
Rio Tinto Ltd.                                             24,100        396,551
Westpac Banking Corp. Ltd.                                 44,800        336,952
                                                                      ----------
                                                                       1,134,947
                                                                      ----------
Belgium--1.5%
Interbrew                                                  30,100        713,100
                                                                      ----------
Canada--7.7%
Agrium, Inc.                                               25,800        236,070
Barrick Gold Corp.                                         22,200        346,416
Encana Corp.                                               20,064        607,195
Fairmont Hotels & Resorts, Inc.                            20,323        477,419
Potash Corporation of Saskatchewan, Inc.                    3,800        235,987
Precision Drilling Corp.*                                  14,000        422,798
Rogers Communications, Inc., Class B*                      53,600        337,936
Royal Bank of Canada                                       12,800        425,295
Talisman Energy, Inc.                                      12,300        493,210
                                                                      ----------
                                                                       3,582,326
                                                                      ----------
Finland--3.7%
Kymmene Oyj                                                15,000        411,975
Nokia Oyj ADR                                              44,800        593,600
Stora Enso Oyj                                             73,400        710,652
                                                                      ----------
                                                                       1,716,227
                                                                      ----------
France--6.2%
Aventis SA                                                  9,300        486,961
BNP Paribas SA                                             25,100        817,823
Renault SA                                                 14,500        624,439
STMicroelectronics NV                                      12,700        171,831
Total Fina SA, Class B                                      6,030        793,517
                                                                      ----------
                                                                       2,894,571
                                                                      ----------
Germany--1.5%
Bayerische Motoren Werke (BMW) AG                          21,600        693,754
                                                                      ----------
Greece--1.1%
Greek Organization of Football Prognostics                 55,100        528,030
                                                                      ----------
Hong Kong--1.1%
Esprit Holdings Ltd.                                      329,900        507,568
                                                                      ----------
India--1.1%
Dr. Reddy's Laboratories Ltd. ADR                          29,100        489,753
                                                                      ----------
Ireland--4.7%
Anglo Irish Bank Corp. Plc                                218,300      1,304,800
Bank of Ireland                                            42,700        415,527
Ryanair Holdings Plc*                                      79,600        444,321
                                                                      ----------
                                                                       2,164,648
                                                                      ----------
Israel--1.1%
Teva Pharmaceutical Industries Ltd. ADR                     7,600        509,200
                                                                      ----------
Italy--5.8%
Banco Popolare di Verona e Novara Scrl*                   102,933      1,174,550
ENI Spa                                                    71,750        983,890
UniCredito Italiano Spa                                   145,400        525,751
                                                                      ----------
                                                                       2,684,191
                                                                      ----------

                                                          Shares         Value +
--------------------------------------------------------------------------------

COMMON STOCKS--continued

Japan--17.1%
Bank of Yokohama Ltd.                                    123,000      $  533,487
Bridgestone Corp.                                         31,400         373,493
Canon, Inc.                                               16,000         523,103
Credit Saison Co. Ltd.                                    27,900         613,073
Honda Motor Co. Ltd.                                      11,700         473,824
Ito-Yokado Co. Ltd.                                       10,000         392,656
JFE Holdings, Inc.*                                       55,650         623,540
Keyence Corp.                                              3,100         520,508
Matsumotokiyoshi Co. Ltd.                                  8,300         354,541
Mitsubishi Corp.                                          69,400         466,334
Namco Ltd.                                                41,500         743,172
Nissan Motor Co. Ltd.                                    109,600         813,886
OJI Paper Co., Ltd.                                      114,000         538,465
SEGA Corp.*                                               29,700         555,037
Sony Corp.                                                10,100         423,962
                                                                      ----------
                                                                       7,949,081
                                                                      ----------
Mexico--0.5%
Wal-Mart de Mexico SA de CV Series V                      95,600         231,551
                                                                      ----------
Netherlands--2.6%
ASM Lithography Holding NV*                               16,400         101,516
DSM NV                                                    15,100         617,607
Kon KPN*                                                  95,700         496,371
                                                                      ----------
                                                                       1,215,494
                                                                      ----------
Russia--1.3%
OAO LUKoil ADR                                             9,700         588,790
                                                                      ----------
Singapore--0.9%
Singapore Press Holdings Ltd.                             37,000         395,510
                                                                      ----------
South Africa--1.9%
Anglo American Plc                                        26,600         336,206
Sappi Ltd.                                                45,700         525,631
                                                                      ----------
                                                                         861,837
                                                                      ----------
South Korea--0.6%
Samsung Electronics                                        1,210         295,400
                                                                      ----------
Spain--3.6%
Altadis SA                                                11,200         250,070
Banco Popular Espanol SA                                  13,200         508,336
Grupo Ferrovial SA                                        36,200         894,094
                                                                      ----------
                                                                       1,652,500
                                                                      ----------
Sweden--1.4%
Autoliv, Inc. ADR                                         30,600         643,585
                                                                      ----------
Switzerland--7.5%
Converium Holding AG*                                     12,100         532,859
Credit Suisse Group                                       26,200         512,995
Nestle SA                                                  3,400         741,734
Novartis AG                                               13,200         520,935
Swiss Re                                                   7,740         434,457
UBS AG                                                    17,800         739,255
                                                                      ----------
                                                                       3,482,235
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     21

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                                                              Shares           Value +
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--continued

Taiwan--0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.                                                  160,600      $    189,293
                                                                                                          ------------
United Kingdom--21.3%
Allied Domecq Plc                                                                             93,700           589,945
BAE Systems Plc                                                                              192,700           580,912
Barclays Plc                                                                                 121,200           706,950
Billiton Plc                                                                                  96,785           448,288
BP Amoco Plc                                                                                 103,400           689,981
British Sky Broadcasting Group Plc*                                                           64,600           519,821
Diageo Plc                                                                                    63,300           784,166
Dixons Group Plc                                                                             108,800           294,677
GlaxoSmithKline Plc                                                                           13,400           258,784
Hilton Group Plc                                                                             232,400           583,826
Imperial Tobacco Group Plc                                                                    37,500           591,732
Pearson Plc                                                                                   50,225           401,783
Royal Bank of Scotland Group Plc                                                              55,100         1,038,150
Tesco Plc                                                                                    243,900           787,914
Vodafone Group Plc                                                                           817,640         1,046,278
William Hill Plc                                                                             156,800           556,393
                                                                                                          ------------
                                                                                                             9,879,600
                                                                                                          ------------
TOTAL COMMON STOCKS
   (Identified Cost $50,110,134)                                                                            45,003,191
                                                                                                          ------------
PREFERRED STOCKS--0.6% of net assets

Germany--0.6%
Porsche AG                                                                                       700           283,542
                                                                                                          ------------
TOTAL PREFERRED STOCKS
   (Identified Cost $279,182)                                                                                  283,542
                                                                                                          ------------

                                                                                         Face Amount
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--3.1% of net assets

Repurchase Agreement with State Street Corp., dated 9/30/02 at
0.850% to be repurchased at $1,454,034 on 10/01/02 collateralized by $1,365,000 U.S. Treasury Bond, 5.250% due 11/15/28 with a
value of $1,484,223                                                                     $  1,454,000         1,454,000
                                                                                                          ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $1,454,000)                                                                              1,454,000
                                                                                                          ------------
TOTAL INVESTMENTS--100.7%
   (Identified Cost $51,843,316)@                                                                           46,740,733
   Liabilities, Less Cash and Other Assets--(0.7%)                                                            (324,494)
                                                                                                          ------------
NET ASSETS--100%                                                                                          $ 46,416,239
                                                                                                          ============


+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $52,173,433 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,509,254 and $6,941,954, respectively, resulting in net unrealized depreciation of $5,432,700.

     Key to abbreviations: ADR: American Depository Receipt

Ten Largest Sector Holdings at September 30, 2002 as a Percentage of Net Assets

  Banks/Savings & Loans         17.3%     Beverages                       4.5
  Oil & Gas                      7.5      Metals & Mining                 4.4
  Diversified Financials         6.5      Food & Drug Retailing           3.3
  Automobile                     6.2      Construction & Engineering      3.3
  Forest & Paper Products        4.7      Media & Entertainment           2.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Research Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------

COMMON STOCKS--97.4% of net assets

Aerospace/Defense--3.1%
Boeing Co.                                                 5,975      $  203,927
Lockheed Martin Corp.                                      4,375         282,931
                                                                      ----------
                                                                         486,858
                                                                      ----------
Automobiles & Components--1.5%
Harley-Davidson, Inc.                                      5,100         236,895
                                                                      ----------
Banks/Savings & Loans--8.6%
Bank of America Corp.                                      7,125         454,575
Bank One Corp.                                             9,975         373,065
KeyCorp                                                   11,050         275,918
Wells Fargo & Co.                                          5,450         262,472
                                                                      ----------
                                                                       1,366,030
                                                                      ----------
Beverages--2.3%
Anheuser-Busch Cos., Inc.                                  7,050         356,730
                                                                      ----------
Building Products--1.9%
Masco Corp.                                               15,450         302,047
                                                                      ----------
Commercial Services & Supplies--1.1%
First Data Corp.                                           6,150         171,893
                                                                      ----------
Communications Equipment--1.6%
Cisco Systems, Inc.*                                      23,475         246,018
                                                                      ----------
Computer Software--5.7%
Electronic Arts, Inc.*                                     3,325         219,317
Microsoft Corp.*                                          12,975         567,526
VERITAS Software Corp.*                                    8,125         119,194
                                                                      ----------
                                                                         906,037
                                                                      ----------
Computer--Consulting & Service--1.7%
Affiliated Computer Services, Inc., Class A*               3,100         131,905
SunGard Data Systems, Inc.*                                7,275         141,499
                                                                      ----------
                                                                         273,404
                                                                      ----------
Computers & Peripherals--0.7%
Dell Computer Corp.*                                       4,975         116,962
                                                                      ----------
Diversified Financials--6.9%
CIT Group, Inc.*                                           7,150         128,557
Citigroup, Inc.                                           14,041         416,316
Federal National Mortgage Association                      4,100         244,114
Lehman Brothers Holdings, Inc.                             3,350         164,317
Moody's Corp.                                              2,775         134,588
                                                                      ----------
                                                                       1,087,892
                                                                      ----------
Electronic Components--Semiconductors--3.3%
Applied Materials, Inc.*                                  12,200         140,910
Intel Corp.                                                8,650         120,148
Maxim Integrated Products, Inc.*                           5,975         147,941
Texas Instruments, Inc.                                    8,050         118,899
                                                                      ----------
                                                                         527,898
                                                                      ----------
Energy Equipment & Services--0.7%
Schlumberger Ltd.                                          3,050         117,303
                                                                      ----------
Food--2.0%
Kraft Foods, Inc., Class A                                 8,750         319,025
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     23

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------

COMMON STOCKS--continued

Food & Drug Retailing--1.3%
SYSCO Corp.                                                7,450      $  211,506
                                                                      ----------
Forest & Paper Products--2.4%
Bowater, Inc.                                              5,150         181,795
International Paper Co.                                    6,125         204,514
                                                                      ----------
                                                                         386,309
                                                                      ----------
Healthcare--Drugs--6.5%
Allergan, Inc.                                             2,525         137,360
Forest Laboratories, Inc.*                                 3,075         252,181
Pfizer, Inc.                                              14,675         425,868
Pharmacia Corp.                                            5,525         214,812
                                                                      ----------
                                                                       1,030,221
                                                                      ----------
Healthcare--Equipment & Supplies--4.3%
Baxter International, Inc.                                 5,125         156,569
Biomet, Inc.                                               7,225         192,401
Boston Scientific Corp.*                                   4,525         142,809
Medtronic, Inc.                                            4,575         192,699
                                                                      ----------
                                                                         684,478
                                                                      ----------
Healthcare--Providers & Services--3.9%
Amerisource Corp.                                          3,200         228,544
Anthem, Inc.*                                              3,075         199,875
HCA, Inc.                                                  4,075         194,011
                                                                      ----------
                                                                         622,430
                                                                      ----------
Hotels, Restaurant & Leisure--1.1%
Brinker International, Inc.*                               6,900         178,710
                                                                      ----------
Household Durables--1.0%
Centex Corp.                                               3,425         151,899
                                                                      ----------
Household Products--4.8%
Kimberly-Clark Corp.                                       5,100         288,864
Procter & Gamble Co.                                       5,250         469,245
                                                                      ----------
                                                                         758,109
                                                                      ----------
Industrial Conglomerates--3.8%
3M Co.                                                     3,675         404,140
General Electric Co.                                       8,000         197,200
                                                                      ----------
                                                                         601,340
                                                                      ----------
Insurance--5.1%
Ace Ltd.                                                   8,475         250,945
American International Group, Inc.                         6,800         371,960
Prudential Financial, Inc.*                                6,550         187,068
                                                                      ----------
                                                                         809,973
                                                                      ----------
Leisure Equipment & Products--1.6%
Brunswick Corp.                                           12,300         258,792
                                                                      ----------
Machinery--1.3%
Danaher Corp.                                              3,725         211,766
                                                                      ----------
Media & Entertainment--2.4%
Viacom, Inc., Class B*                                     9,500         385,225
                                                                      ----------


                                                                                      Shares           Value +
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--continued

Oil & Gas--5.3%
ChevronTexaco Corp.                                                                    2,700      $    186,975
Devon Energy Corp.                                                                     3,050           147,162
Exxon Mobil Corp.                                                                     16,100           513,590
                                                                                                  ------------
                                                                                                       847,727
                                                                                                  ------------
Retail--Multiline--3.5%
Target Corp.                                                                           7,450           219,924
Wal-Mart Stores, Inc.                                                                  6,925           340,987
                                                                                                  ------------
                                                                                                       560,911
                                                                                                  ------------
Telecommunication Services--Diversified--3.6%
BellSouth Corp.                                                                        7,325           134,487
CenturyTel, Inc.                                                                       7,825           175,515
SBC Communications, Inc.                                                               5,425           109,042
Verizon Communications, Inc.                                                           5,500           150,920
                                                                                                  ------------
                                                                                                       569,964
                                                                                                  ------------
Textiles, Apparel & Luxury Goods--1.5%
Jones Apparel Group, Inc.*                                                             7,800           239,460
                                                                                                  ------------
Utilities--Electric--2.9%
Dominion Resources, Inc.                                                               2,900           147,117
Entergy Corp.                                                                          7,700           320,320
                                                                                                  ------------
                                                                                                       467,437
                                                                                                  ------------
TOTAL COMMON STOCKS
   (Identified Cost $18,026,686)                                                                    15,491,249
                                                                                                  ------------

                                                                                 Face Amount
--------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--2.8% of net assets

Repurchase Agreement with State Street Corp., dated 9/30/02 at
0.850% to be repurchased at $449,011 on 10/01/02 collateralized by $425,000 U.S. Treasury Bond, 5.250% due 11/15/28 with a
value of $462,121                                                               $    449,000           449,000
                                                                                                  ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $449,000)                                                                          449,000
                                                                                                  ------------
TOTAL INVESTMENTS--100.2%
   (Identified Cost $18,475,686)@                                                                   15,940,249
   Liabilities, Less Cash and Other Assets--(0.2%)                                                     (34,071)
                                                                                                  ------------
NET ASSETS--100%                                                                                  $ 15,906,178
                                                                                                  ============


+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $18,881,816 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $402,190 and $3,343,757, respectively, resulting in net unrealized depreciation of $2,941,567.

                See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     25

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Small Cap Growth Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.9% of net assets

Banks/Savings & Loans--3.2%
New York Community Bancorp, Inc.                          38,125     $ 1,073,981
Southwest Bancorporation of Texas, Inc.*                  37,800       1,376,298
                                                                     -----------
                                                                       2,450,279
                                                                     -----------
Biotechnology--6.0%
Charles River Laboratories International, Inc.*           57,000       2,237,250
Enzon, Inc.*                                              25,550         491,582
Neurocrine Biosciences, Inc.*                             24,500       1,004,500
Trimeris, Inc.*                                           17,450         779,142
                                                                     -----------
                                                                       4,512,474
                                                                     -----------
Broadcasting--4.2%
Cumulus Media, Inc., Class A*                             60,450       1,066,942
Entercom Communications Corp.*                            20,750         982,928
Radio One, Inc., Class D*                                 67,950       1,120,495
                                                                     -----------
                                                                       3,170,365
                                                                     -----------
Commercial Services & Supplies--15.7%
Career Education Corp.*                                   35,100       1,685,081
ChoicePoint, Inc.*                                        34,316       1,223,022
Corinthian Colleges, Inc.*                                53,100       2,003,994
Corporate Executive Board Co.*                            55,800       1,593,090
Education Management Corp.*                               48,750       2,158,162
FTI Consulting, Inc.*                                     36,750       1,461,180
Kroll, Inc.*                                              32,150         637,535
Stericycle, Inc.*                                         33,700       1,143,104
                                                                     -----------
                                                                      11,905,168
                                                                     -----------
Communications Equipment--1.5%
McDATA Corp., Class A*                                    75,100         407,793
NetScreen Technologies, Inc.*                             63,875         693,044
                                                                     -----------
                                                                       1,100,837
                                                                     -----------
Computer--Consulting & Service--6.9%
Acxiom Corp.*                                            107,450       1,523,641
Caci International, Inc., Class A*                        35,900       1,272,655
Cognizant Technology Solutions Corp.*                     21,250       1,221,237
PEC Solutions, Inc.*                                      52,600       1,170,876
                                                                     -----------
                                                                       5,188,409
                                                                     -----------
Computer Software--5.1%
Activision, Inc.*                                         56,500       1,352,045
Kronos, Inc.*                                             28,875         711,191
Manhattan Associates, Inc.*                               38,600         521,872
Quest Software, Inc.*                                    133,925       1,258,895
                                                                     -----------
                                                                       3,844,003
                                                                     -----------
Diversified Financials--4.1%
Digital Insight Corp.*                                    66,000       1,037,520
Investors Financial Services Corp.                        28,250         764,728
LaBranche & Co., Inc.*                                    63,100       1,277,775
                                                                     -----------
                                                                       3,080,023
                                                                     -----------
Electrical Equipment--1.0%
Engineered Support Systems, Inc.                          13,300         758,632
                                                                     -----------

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Electronic Components--Semiconductors--6.3%
Asyst Technologies, Inc.*                                 60,800      $  367,232
Cymer, Inc.*                                              35,750         666,380
Integrated Circuit Systems, Inc.*                         57,500         902,750
Integrated Device Technology, Inc.*                      108,100       1,128,564
Marvell Technology Group Ltd.*                            41,450         656,982
SanDisk Corp.*                                            82,000       1,075,020
                                                                      ----------
                                                                       4,796,928
                                                                      ----------
Electronic Equipment & Instruments--2.1%
FLIR Systems, Inc.*                                       32,525       1,133,497
Photon Dynamics, Inc.*                                    24,075         448,517
                                                                      ----------
                                                                       1,582,014
                                                                      ----------
Energy Equipment & Services--3.3%
Key Energy Services, Inc.*                               112,700         888,076
Patterson-UTI Energy, Inc.*                               62,300       1,589,273
                                                                      ----------
                                                                       2,477,349
                                                                      ----------
Healthcare--Drugs--2.0%
Angiotech Pharmaceuticals, Inc.*                          23,200         918,256
InterMune, Inc.*                                          17,750         582,555
                                                                      ----------
                                                                       1,500,811
                                                                      ----------
Healthcare--Equipment & Supplies--1.4%
Therasense, Inc.*                                         47,100         657,516
Wright Medical Group, Inc.*                               23,150         440,545
                                                                      ----------
                                                                       1,098,061
                                                                      ----------
Healthcare--Providers & Services--10.2%
Accredo Health, Inc.*                                     36,525       1,740,635
Amerigroup Corp.*                                         26,075         874,816
AmSurg Corp.*                                             39,575       1,193,978
DIANON Systems, Inc.*                                     17,800         842,118
Mid Atlantic Medical Services, Inc.*                      56,800       2,056,160
Odyssey Healthcare, Inc.*                                 32,900         985,355
                                                                      ----------
                                                                       7,693,062
                                                                      ----------
Hotels, Restaurant & Leisure--4.5%
P.F. Chang's China Bistro, Inc.*                          39,725       1,153,217
Panera Bread Co., Class A*                                34,850         940,950
Penn National Gaming, Inc.*                               69,900       1,319,712
                                                                      ----------
                                                                       3,413,879
                                                                      ----------
Household Durables--2.2%
Hovnanian Enterprises, Inc., Class A*                     33,575       1,134,835
Standard Pacific Corp.                                    22,200         519,036
                                                                      ----------
                                                                       1,653,871
                                                                      ----------
Insurance--2.4%
HCC Insurance Holdings, Inc.                              74,550       1,789,946
                                                                      ----------

Internet Software & Services--2.5%
Overture Services, Inc.*                                  50,150       1,182,036
Websense, Inc.*                                           61,100         709,371
                                                                      ----------
                                                                       1,891,407
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     27

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                                                      Shares           Value +
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--continued

Leisure Equipment & Products--1.0%
Action Performance Companies, Inc.*                                                   29,700      $    763,290
                                                                                                  ------------
Media & Entertainment--1.6%
Getty Images, Inc.*                                                                   60,500         1,213,630
                                                                                                  ------------
Oil & Gas--1.7%
Spinnaker Exploration Co.*                                                            45,450         1,304,415
                                                                                                  ------------
Retail--Multiline--1.0%
99 Cents Only Stores*                                                                 36,200           749,340
                                                                                                  ------------
Retail--Specialty--5.9%
Chico's FAS, Inc.*                                                                    96,000         1,529,280
Hot Topic, Inc.*                                                                      53,200           959,196
Michaels Stores, Inc.*                                                                30,125         1,376,713
PETCO Animal Supplies, Inc.*                                                          27,750           601,900
                                                                                                  ------------
                                                                                                     4,467,089
                                                                                                  ------------
Textiles, Apparel & Luxury Goods--1.1%
Fossil, Inc.*                                                                         41,700           836,085
                                                                                                  ------------
TOTAL COMMON STOCKS
   (Identified Cost $79,975,009)                                                                    73,241,367
                                                                                                  ------------
                                                                                 Face Amount
--------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--5.4% of net assets

Repurchase Agreement with State Street Corp., dated 9/30/02 at
0.850% to be repurchased at $4,093,097 on 10/01/02 collateralized by $3,840,000 U.S. Treasury Bond, 5.250% due 11/15/28 with a
value of $4,175,397                                                             $  4,093,000         4,093,000
                                                                                                  ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $4,093,000)                                                                      4,093,000
                                                                                                  ------------
TOTAL INVESTMENTS--102.3%
   (Identified Cost $84,068,009)@                                                                   77,334,367
   Liabilities, Less Cash and Other Assets--(2.3%)                                                  (1,706,650)
                                                                                                  ------------
NET ASSETS--100%                                                                                  $ 75,627,717
                                                                                                  ============


+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $84,267,613 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,896,889 and $11,830,135, respectively, resulting in net unrealized depreciation of $6,933,246.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Small Cap Value Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.4% of net assets

Aerospace/Defense--0.5%
United Defense Industries, Inc.*                          67,575     $ 1,594,770
                                                                     -----------
Automobile & Components--2.6%
Cooper Tire & Rubber Co.                                 130,200       2,101,428
Lear Corp.*                                               43,400       1,807,610
Monaco Coach Corp.*                                      157,550       3,155,727
Tower Automotive, Inc.*                                  318,950       2,136,965
                                                                     -----------
                                                                       9,201,730
                                                                     -----------
Banks/Savings & Loans--11.6%
Boston Private Financial Holdings, Inc.                  143,425       3,054,952
City National Corp.                                       43,150       2,018,126
Colonial BancGroup, Inc.                                 181,750       2,253,700
Commercial Federal Corp.                                  70,300       1,530,431
CVB Financial Corp.                                      141,750       3,109,995
Downey Financial Corp.                                    85,050       2,912,962
East West Bancorp, Inc.                                   76,100       2,569,136
F.N.B. Corp.                                              36,825       1,031,837
First Community Bancorp                                   50,850       1,468,040
First Midwest Bancorp, Inc.                              113,675       3,053,310
First Niagara Financial Group, Inc.                       88,700       2,802,033
Gold Banc Corp., Inc.                                    252,300       2,447,310
Greater Bay Bancorp                                       72,425       1,317,411
New York Community Bancorp, Inc.                          98,825       2,783,900
Port Financial Corp.                                      83,000       3,320,830
Republic Bancorp, Inc.                                   164,070       2,132,910
Second Bancorp, Inc.                                      26,725         714,359
Umpqua Holdings Corp.                                     94,800       1,557,564
                                                                     -----------
                                                                      40,078,806
                                                                     -----------
Broadcasting--0.9%
Westwood One, Inc.*                                       88,925       3,179,069
                                                                     -----------
Building Products--0.8%
Lennox International, Inc.                               219,250       2,900,678
                                                                     -----------
Business Services--0.6%
Kelly Services, Inc., Class A                             99,325       2,152,373
                                                                     -----------
Chemicals--4.1%
Cambrex Corp.                                             36,450       1,341,360
Ferro Corp.                                               71,600       1,653,960
Great Lakes Chemical Corp.                               117,000       2,810,340
Omnova Solutions, Inc.*                                  339,500       1,558,305
Scotts Co.*                                               19,600         817,124
Spartech Corp.                                           182,400       3,859,584
The Valspar Corp.                                         59,000       2,200,700
                                                                     -----------
                                                                      14,241,373
                                                                     -----------
Commercial Services & Supplies--2.6%
Navigant Consulting, Inc.*                               310,300       1,712,856
NCO Group, Inc.*                                          94,325       1,074,361
Pegasus Solutions, Inc.*                                 101,625       1,072,144
Viad Corp.                                                86,100       1,759,023
Waste Connections, Inc.*                                  95,700       3,329,403
                                                                     -----------
                                                                       8,947,787
                                                                     -----------

                                               LOOMIS SAYLES EQUITY FUNDS     29

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Communications Equipment--1.6%
ADTRAN, Inc.*                                            147,700      $2,304,120
Advanced Fibre Communications, Inc.*                      80,625       1,069,894
Tekelec*                                                 254,875       2,199,571
                                                                      ----------
                                                                       5,573,585
                                                                      ----------
Computer Software--1.7%
Hyperion Solutions Corp.*                                150,500       2,761,675
National Instruments Corp.*                               78,850       1,726,026
Progress Software Corp.*                                 106,025       1,282,903
                                                                      ----------
                                                                       5,770,604
                                                                      ----------
Computer--Consulting & Service--2.6%
Acxiom Corp.*                                            156,250       2,215,625
Anteon International Corp.*                              136,700       3,715,506
ProQuest Co.*                                            100,700       3,056,245
                                                                      ----------
                                                                       8,987,376
                                                                      ----------
Computers & Peripherals--0.3%
Maxtor Corp.*                                            400,125       1,044,326
                                                                      ----------
Containers & Packaging--0.6%
Rock-Tenn Co., Class A                                   130,000       2,004,600
                                                                      ----------
Diversified Financials--2.7%
Affiliated Managers Group, Inc.*                          59,400       2,649,834
Federated Investors, Inc., Class B                       119,100       3,214,509
Financial Federal Corp.*                                  28,100         894,985
MCG Capital Corp.                                        173,075       2,281,128
Westwood Holdings Group, Inc.                             24,850         353,864
                                                                      ----------
                                                                       9,394,320
                                                                      ----------
Electrical Equipment--1.2%
American Power Conversion Corp.*                         181,100       1,731,316
AMETEK, Inc.                                              79,800       2,323,776
                                                                      ----------
                                                                       4,055,092
                                                                      ----------
Electronic Components--Semiconductors--1.4%
Actel Corp.*                                             112,150       1,166,360
Cymer, Inc.*                                              62,025       1,156,146
Integrated Circuit Systems, Inc.*                        157,475       2,472,358
                                                                      ----------
                                                                       4,794,864
                                                                      ----------
Electronic Equipment & Instruments--1.7%
DSP Group, Inc.*                                         216,600       3,478,379
Technitrol, Inc.                                         150,400       2,248,480
                                                                      ----------
                                                                       5,726,859
                                                                      ----------
Electronics--Office--0.7%
IKON Office Solutions, Inc.                              305,075       2,403,991
                                                                      ----------
Energy Equipment & Services--1.9%
Atwood Oceanics, Inc.*                                    75,500       2,208,375
Grey Wolf, Inc.*                                         777,100       2,797,560
Hydril Co.*                                               58,950       1,466,676
                                                                      ----------
                                                                       6,472,611
                                                                      ----------
Environmental Services--0.5%
Ionics, Inc.*                                             66,525       1,583,960
                                                                      ----------

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Food--1.9%
Flowers Foods, Inc.*                                     135,925     $ 3,089,575
Ralcorp Holdings, Inc.*                                  160,200       3,407,454
                                                                     -----------
                                                                       6,497,029
                                                                     -----------
Food--Packaged & Miscellaneous--0.5%
Hain Celestial Group, Inc.*                              112,750       1,651,788
                                                                     -----------
Food & Drug Retailing--0.7%
Wild Oats Markets, Inc.*                                 249,425       2,264,779
                                                                     -----------
Forest & Paper Products--0.5%
Boise Cascade Corp.                                       68,850       1,569,780
                                                                     -----------
Freight Transportation--3.0%
GATX Corp.                                               109,675       2,171,565
Genesee & Wyoming, Inc., Class A*                        140,750       3,131,687
Landstar System, Inc.*                                    36,900       1,815,480
Yellow Corp.                                             111,100       3,278,339
                                                                     -----------
                                                                      10,397,071
                                                                     -----------
Healthcare--Drugs--2.7%
CIMA Labs, Inc.*                                          85,800       2,157,870
Medicis Pharmaceutical Corp., Class A*                    52,850       2,159,979
Perrigo Co.*                                             488,300       5,190,629
                                                                     -----------
                                                                       9,508,478
                                                                     -----------
Healthcare--Equipment & Supplies--3.2%
Hologic, Inc.*                                            33,175         325,115
Steris Corp.*                                             65,025       1,619,773
The Cooper Cos., Inc.                                     71,525       3,755,062
Ventana Medical Systems, Inc.*                           142,250       2,664,343
Wright Medical Group, Inc.*                              140,775       2,678,948
                                                                     -----------
                                                                      11,043,241
                                                                     -----------
Healthcare--Providers & Services--1.2%
Omnicare, Inc.                                            90,600       1,913,472
Renal Care Group, Inc.*                                   69,800       2,295,722
                                                                     -----------
                                                                       4,209,194
                                                                     -----------
Hotels, Restaurant & Leisure--3.4%
Applebee's International, Inc.                           182,875       4,008,620
Aztar Corp.*                                              94,525       1,248,675
Dover Downs Entertainment, Inc.                          106,990         870,899
Dover Motorsports, Inc.                                  169,500         678,000
Fairmont Hotels & Resorts, Inc.                          214,850       5,113,430
                                                                     -----------
                                                                      11,919,624
                                                                     -----------
Household Durables--3.4%
Blyth, Inc.                                              100,550       2,805,345
Furniture Brands International, Inc.*                    157,625       3,617,494
Harman International Industries, Inc.                     46,900       2,427,075
Standard Pacific Corp.                                   125,700       2,938,866
                                                                     -----------
                                                                      11,788,780
                                                                     -----------
Industrial Conglomerates--0.6%
Tredegar Corp.                                           130,900       2,192,575
                                                                     -----------

                                               LOOMIS SAYLES EQUITY FUNDS     31

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Insurance--2.2%
American Financial Group, Inc.                           129,100     $ 2,971,882
AmerUs Group Co.                                          82,600       2,342,536
Protective Life Corp.                                     77,200       2,375,444
                                                                     -----------
                                                                       7,689,862
                                                                     -----------
Machinery--5.1%
Actuant Corp., Class A*                                   90,500       3,339,450
CLARCOR, Inc.                                             87,100       2,673,970
Flowserve Corp.*                                          62,600         626,000
Gardner Denver, Inc.*                                     96,300       1,512,873
Mueller Industries, Inc.*                                 66,850       1,731,415
Reliance Steel & Aluminum Co.                             80,000       1,748,000
Robbins & Myers, Inc.                                    111,700       2,083,205
Stewart & Stevenson Services, Inc.                       144,500       1,413,210
Terex Corp.*                                             151,800       2,565,420
                                                                     -----------
                                                                      17,693,543
                                                                     -----------
Media & Entertainment--6.3%
A.H. Belo Corp., Series A                                138,600       3,032,568
ADVO, Inc.*                                               65,825       2,089,944
Harte-Hanks, Inc.                                        115,600       2,151,316
John Wiley & Son, Inc., Class A                          212,250       4,671,623
R.H. Donnelley Corp.*                                    217,450       5,551,498
Regent Communications, Inc.*                             441,650       2,243,582
Saga Communications, Inc., Class A*                      114,500       2,118,250
                                                                     -----------
                                                                      21,858,781
                                                                     -----------
Metals & Mining--0.5%
Quanex Corp.                                              50,075       1,737,603
                                                                     -----------
Multi--Utilities & Unregulated Power--1.8%
Energy East Corp.                                        146,600       2,904,146
Vectren Corp.                                            156,000       3,432,000
                                                                     -----------
                                                                       6,336,146
                                                                     -----------
Oil & Gas--1.4%
Evergreen Resources, Inc.*                                72,975       2,990,516
Remington Oil & Gas Corp.*                               138,800       1,957,080
                                                                     -----------
                                                                       4,947,596
                                                                     -----------
Real Estate Investment Trusts--6.7%
Bedford Property Investors, Inc.                         123,000       3,045,480
CarrAmerica Realty Corp.                                 118,650       2,986,420
CBL & Associates Properties, Inc.                         39,600       1,534,500
Corporate Office Properties Trust                        205,900       2,789,945
Heritage Property Investment Trust                       135,400       3,379,584
LaSalle Hotel Properties                                 112,700       1,408,750
Liberty Property Trust                                    97,800       3,031,800
Prentiss Properties Trust                                 77,900       2,254,426
RFS Hotel Investors, Inc.                                250,700       2,755,193
                                                                     -----------
                                                                      23,186,098
                                                                     -----------
Retail--Specialty--4.1%
AnnTaylor Stores Corp.*                                  103,750       2,389,363
Charlotte Russe Holding, Inc.*                            82,200         780,900
Cole National Corp.*                                     195,950       2,459,172
Genesco, Inc.*                                            72,275         997,395

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Retail--Specialty--continued
Hughes Supply, Inc.                                       88,100  $   2,567,234
Linens `n Things, Inc.*                                   40,100        736,637
Men's Wearhouse, Inc.*                                    85,850      1,261,995
Payless ShoeSource, Inc.*                                 58,250      3,146,082
                                                                  -------------
                                                                     14,338,778
                                                                  -------------
Telecommunication Services--Diversified--1.0%
Commonwealth Telephone Enterprises, Inc.*                 81,200      2,823,324
ITXC Corp.*                                              239,750        594,580
                                                                  -------------
                                                                      3,417,904
                                                                  -------------
Textiles, Apparel & Luxury Goods--1.0%
Fossil, Inc.*                                             81,875      1,641,594
Liz Claiborne, Inc.                                       72,050      1,797,647
                                                                  -------------
                                                                      3,439,241
                                                                  -------------
Utilities--Electric--1.3%
Allete, Inc.                                             200,900      4,339,440
                                                                  -------------
Utilities--Gas--2.0%
AGL Resources, Inc.                                      137,900      3,046,211
New Jersey Resources Corp.                               116,700      3,839,430
                                                                  -------------
                                                                      6,885,641
                                                                  -------------
Utilities--Water--1.3%
American States Water Co.                                 83,700      2,194,614
Philadelphia Suburban Corp.                              105,850      2,148,755
                                                                  -------------
                                                                      4,343,369
                                                                  -------------
TOTAL COMMON STOCKS
   (Identified Cost $350,782,272)                                   333,365,115
                                                                  -------------
                                                     Face Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--4.4% of net assets

Commercial Paper--4.4%
State Street Corp., 1.900%, 10/01/02               $  15,404,000     15,404,000
                                                                  -------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $15,404,000)                                     15,404,000
                                                                  -------------
TOTAL INVESTMENTS--100.8%
   (Identified Cost $366,186,272)@                                  348,769,115
   Liabilities, Less Cash and Other Assets--(0.8%)                   (2,927,473)
                                                                  -------------
NET ASSETS--100%                                                  $ 345,841,642
                                                                  =============

+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $367,413,657 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $22,961,210 and $41,605,752, respectively, resulting in net unrealized depreciation of $18,644,542.

                See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     33

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Value Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.0% of net assets

Advertising--1.1%
Omnicom Group, Inc.                                        6,725      $  374,448
                                                                      ----------
Aerospace/Defense--4.4%
Honeywell International, Inc.                             22,725         492,224
Northrop Grumman Corp.                                     4,275         530,271
Raytheon Co.                                              15,150         443,895
                                                                      ----------
                                                                       1,466,390
                                                                      ----------
Banks/Savings & Loans--12.3%
Bank of America Corp.                                     17,300       1,103,740
FleetBoston Financial Corp.                               13,500         274,455
KeyCorp                                                   20,375         508,764
U.S. Bancorp                                              36,000         668,880
Washington Mutual, Inc.                                   23,500         739,545
Wells Fargo & Co.                                         16,000         770,560
                                                                      ----------
                                                                       4,065,944
                                                                      ----------
Beverages--1.1%
Anheuser-Busch Cos., Inc.                                  7,400         374,440
                                                                      ----------
Chemicals--1.9%
Praxair, Inc.                                             12,300         628,653
                                                                      ----------
Commercial Services & Supplies--3.5%
Equifax, Inc.                                             11,200         243,488
Waste Management, Inc.                                    39,200         914,144
                                                                      ----------
                                                                       1,157,632
                                                                      ----------
Computer--Consulting & Service--1.5%
Electronic Data Systems Corp.                              7,200         100,656
SunGard Data Systems, Inc.*                               20,400         396,780
                                                                      ----------
                                                                         497,436
                                                                      ----------
Computers & Peripherals--2.5%
Apple Computer, Inc.*                                     25,900         375,550
Hewlett-Packard Co.                                       38,982         454,920
                                                                      ----------
                                                                         830,470
                                                                      ----------
Diversified Financials--4.6%
American Express Co.                                      16,900         526,942
Citigroup, Inc.                                           21,533         638,453
Lehman Brothers Holdings, Inc.                             7,200         353,160
                                                                      ----------
                                                                       1,518,555
                                                                      ----------
Electronic Equipment & Instruments--0.6%
Agilent Technologies, Inc.*                               14,100         184,146
                                                                      ----------
Energy Equipment & Services--0.8%
BJ Services Co.*                                           9,900         257,400
                                                                      ----------
Food--2.0%
Kraft Foods, Inc., Class A                                18,000         656,280
                                                                      ----------
Forest & Paper Products--2.6%
Bowater, Inc.                                             15,800         557,740
International Paper Co.                                    9,075         303,014
                                                                      ----------
                                                                         860,754
                                                                      ----------
Government Agencies--1.7%
Federal Home Loan Mortgage Corp.                           9,950         556,205
                                                                      ----------

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Healthcare--Drugs--4.5%
Abbott Laboratories                                       22,775      $  920,110
Merck & Co., Inc.                                         12,200         557,662
                                                                      ----------
                                                                       1,477,772
                                                                      ----------
Healthcare--Equipment & Supplies--1.4%
Baxter International, Inc.                                15,500         473,525
                                                                      ----------
Healthcare--Providers & Services--2.2%
HCA, Inc.                                                 15,300         728,433
                                                                      ----------

Hotels, Restaurant & Leisure--2.8%
Carnival Corp.                                            18,200         456,820
McDonald's Corp.                                          26,200         462,692
                                                                      ----------
                                                                         919,512
                                                                      ----------
Household Durables--2.2%
Leggett & Platt, Inc.                                     18,700         370,073
Whirlpool Corp.                                            8,000         366,880
                                                                      ----------
                                                                         736,953
                                                                      ----------
Industrial Conglomerates--1.4%
Tyco International Ltd.                                   33,200         468,120
                                                                      ----------
Insurance--8.8%
Allstate Corp.                                            15,400         547,470
Berkshire Hathaway, Inc., Class B*                           329         810,985
Lincoln National Corp.                                    10,300         314,665
MGIC Investment Corp.                                      8,000         326,640
Prudential Financial, Inc.*                               17,350         495,516
Travelers Property Casualty Corp., Class A*                  930          12,276
Travelers Property Casualty Corp., Class B*                1,911          25,856
XL Capital Ltd., Class A                                   5,100         374,850
                                                                      ----------
                                                                       2,908,258
                                                                      ----------
Machinery--1.0%
Caterpillar, Inc.                                          8,900         331,258
                                                                      ----------
Media & Entertainment--7.0%
General Motors Corp., Class H*                            56,500         516,975
Knight-Ridder, Inc.                                       11,900         671,279
McGraw-Hill Cos., Inc.                                     5,875         359,667
Walt Disney Co.                                           49,200         744,888
                                                                      ----------
                                                                       2,292,809
                                                                      ----------
Oil & Gas--9.2%
BP Amoco Plc ADR                                          17,300         690,270
ChevronTexaco Corp.                                       10,780         746,515
ConocoPhillips*                                            7,950         367,608
Exxon Mobil Corp.                                         39,000       1,244,100
                                                                      ----------
                                                                       3,048,493
                                                                      ----------
Retail--Specialty--1.1%
Office Depot, Inc.*                                       29,300         361,562
                                                                      ----------
Telecommunication Services--Diversified--5.2%
AT&T Corp.                                                31,200         374,712
BellSouth Corp.                                           29,700         545,292
CenturyTel, Inc.                                          20,000         448,600
SBC Communications, Inc.                                  17,500         351,750
                                                                      ----------
                                                                       1,720,354
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     35

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Telecommunications--0.7%
Qwest Communications International, Inc.*                 97,150   $    221,502
                                                                   ------------
Textiles, Apparel & Luxury Goods--2.4%
Jones Apparel Group, Inc.*                                25,400        779,780
                                                                   ------------
Utilities--Electric--5.5%
Constellation Energy Group                                27,425        679,866
Dominion Resources, Inc.*                                  6,200        314,526
Entergy Corp.                                             19,700        819,520
                                                                   ------------
                                                                      1,813,912
                                                                   ------------
TOTAL COMMON STOCKS
   (Identified Cost $37,754,748)                                     31,710,996
                                                                   ------------
                                                     Face Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--6.2% of net assets

Commercial Paper--6.2%
State Street Corp., 1.900%, 10/01/02                $  1,672,000      1,672,000
UBS Finance, Inc., 1.900%, 10/01/02                      355,000        355,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $2,027,000)                                       2,027,000
                                                                   ------------
TOTAL INVESTMENTS--102.2%
   (Identified Cost $39,781,748)@                                    33,737,996
   Liabilities, Less Cash and Other Assets--(2.2%)                     (712,888)
                                                                   ------------
NET ASSETS--100%                                                   $ 33,025,108
                                                                   ============

+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $39,781,748 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $947,948 and $6,991,700, respectively, resulting in net unrealized depreciation of $6,043,752.

     Key to abbreviations: ADR: American Depository Receipt

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Worldwide Fund

                                                                            Face Amount                Value +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--52.5% of net assets

NON-CONVERTIBLE BONDS--48.3%

Argentina--0.1%
YPF Sociedad Anonima, 7.750%, 8/27/07                        USD                 10,000               $  7,500
                                                                                                      --------

Australia--1.4%
Queensland Treasury, 8.000%, 9/14/07                         AUD                100,000                 60,626
South Australia Government Finance Authority,
   Zero Coupon Bond, 12/21/15                                                   220,000                 55,967
                                                                                                      --------
                                                                                                       116,593
                                                                                                      --------

Brazil--0.4%
Republic of Brazil, 8.875%, 4/15/24                          USD                 75,000                 30,000
                                                                                                      --------

Canada--1.4%
Brascan Corp., 8.125%, 12/15/08                                                  25,000                 27,772
Calpine Canada Energy Finance, 8.750%, 10/15/07              CAD                 80,000                 20,439
Ontario Electricity Finance Corp., 5.375%, 6/02/03                               75,000                 48,075
Rogers Cablesystems Ltd., 9.650%, 1/15/14                                        40,000                 23,025
                                                                                                      --------
                                                                                                       119,311
                                                                                                      --------

Chile--0.6%
Empresa Nacional de Electricidad SA,
   Series B, 8.500%, 4/01/09                                 USD                 50,000                 49,170
                                                                                                      --------

Colombia--0.2%
Republic of Colombia, 10.000%, 1/23/12                                           25,000                 20,250
                                                                                                      --------

Denmark--0.6%
Kingdom of Denmark, 5.000%, 8/15/05                          DKK                360,000                 49,534
                                                                                                      --------

Ecuador--0.1%
Republic of Ecuador, 6.000%, 8/15/30 144A                    USD                 25,000                  9,125
                                                                                                      --------

Germany--5.7%
Bayerische Vereinsbank, 6.000%, 1/23/06                      EUR                110,000                116,230
Eurohypo AG-Europaeische Hypothekenbank
   der Deutschen Bank, 4.000%, 2/01/07                                          180,000                178,682
Kreditanstalt Wiederauf, 5.250%, 1/04/10                                        170,000                178,328
                                                                                                      --------
                                                                                                       473,240
                                                                                                      --------
Italy--0.7%
Republic of Italy, 4.500%, 3/01/07                                               60,000                 61,195
                                                                                                      --------

Malaysia--0.7%
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                USD                 60,000                 57,221
                                                                                                      --------

Mexico--2.6%
Petroleos Mexicanos, 8.625%, 12/01/23 144A                                      115,000                112,700
United Mexican States, 8.300%, 8/15/31                                          110,000                106,700
                                                                                                      --------
                                                                                                       219,400
                                                                                                      --------

Netherlands--1.8%
GMAC International Finance BV, 8.000%, 3/14/07               NZD                 55,000                 25,748
PTC International Finance BV, 10.750%, 7/01/07               USD                 30,000                 30,600
Repsol International Finance BV, 5.750%, 12/04/06            EUR                100,000                 94,145
                                                                                                      --------
                                                                                                       150,493
                                                                                                      --------

Norway--0.7%
Government of Norway, 5.750%, 11/30/04                       NOK                415,000                 55,527
                                                                                                      --------


                                               LOOMIS SAYLES EQUITY FUNDS     37

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                                            Face Amount                Value +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Peru--0.4%
Republic of Peru, 4.000%, 3/07/17 (step to
   4.500% on 3/07/03)#                                       USD                 50,000               $ 29,940
                                                                                                      --------
Russia--0.8%
Russian Federation, 5.000%, 3/31/30
    (step to 7.500% on 3/31/07)#                                                100,000                 70,635
                                                                                                      --------
South Africa--1.1%
Republic of South Africa, 13.500%, 9/15/15                   ZAR                800,000                 87,541
                                                                                                      --------
South Korea--1.2%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A          USD                100,000                102,000
                                                                                                      --------
Supranational--0.1%
Corporacion Andina De Fomento, 6.875%, 3/15/12                                   10,000                 10,691
                                                                                                      --------
Sweden--1.0%
Government of Sweden, 5.250%, 3/15/11                        SEK                745,000                 82,381
                                                                                                      --------
United Kingdom--0.3%
United Kingdom Treasury, 6.250%, 11/25/10                    GBP                 15,000                 26,598
                                                                                                      --------
United States--26.1%
AT&T Corp., 6.000%, 11/21/06                                 EUR                 25,000                 23,187
Borden, Inc., 7.875%, 2/15/23                                USD                150,000                 87,000
Boston Celtics Ltd., 6.000%, 6/30/38                                             90,000                 58,725
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                                 100,000                 62,000
Chesapeake Energy Corp., 8.125%, 4/01/11                                         50,000                 50,000
Chesapeake Energy Corp., 9.000%, 8/15/12 144A                                    50,000                 51,375
CIT Group, Inc., 5.500%, 5/16/05                                                 25,000                 23,898
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                                  50,000                 45,567
Columbia/HCA Healthcare Corp., 7.190%, 11/15/15                                  50,000                 52,335
Dana Corp., 9.000%, 8/15/11                                  EUR                 25,000                 22,850
Dillon Read Structured Finance Corp.,
   Series A, 6.660%, 8/15/10/\                               USD                124,453                 59,738
El Paso Corp., 5.750%, 3/14/06                                                   25,000                 15,963
Federal Home Loan Mortgage Corp., 5.125%, 1/15/12            EUR                200,000                204,339
Federal Home Loan Mortgage Corp., 6.000%, 11/01/31           USD                 70,761                 72,879
Ford Motor Co., 6.375%, 2/01/29                                                  60,000                 43,451
Fort James Corp., 4.750%, 6/29/04                            EUR                 50,000                 42,098
Georgia-Pacific Group, 7.375%, 12/01/25                      USD                 50,000                 32,820
Georgia-Pacific Group, 7.750%, 11/15/29                                          25,000                 17,037
Glencore Nickel Ltd., 9.000%, 12/01/14/\                                         20,000                  4,900
IMC Global, Inc., 7.375%, 8/01/18                                                50,000                 39,543
J.C. Penney Co., Inc., 7.125%, 11/15/23                                          75,000                 60,000
Lear Corp., 8.125%, 4/01/08                                  EUR                 50,000                 48,982
Lucent Technologies, Inc., 7.250%, 7/15/06                   USD                 90,000                 36,000
Motorola, Inc., 8.000%, 11/01/11                                                 75,000                 74,059
National Rural Utilities Cooperative Finance Corp.,
   4.125%, 2/24/06                                           EUR                 25,000                 23,397
News America Holdings, Inc., 8.625%, 2/07/14                 AUD                 25,000                 13,681
Philip Morris Cos., Inc., 7.750%, 1/15/27                    USD                125,000                141,932
Pioneer Natural Resources Co., 7.200%, 1/15/28                                  175,000                159,250
Raytheon Co., 6.400%, 12/15/18                                                  150,000                149,757
Sprint Capital Corp., 6.875%, 11/15/28                                           25,000                 14,500
Teck Cominco Ltd., 7.000%, 9/15/12                                               15,000                 15,369
Time Warner, Inc., 6.625%, 5/15/29                                               75,000                 56,990
Transocean Sedco Forex, Inc., 7.375%, 4/15/18                                    75,000                 85,266


                                                                            Face Amount                Value +
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

United States--continued
TRW, Inc., 6.650%, 1/15/28                                   USD                100,000             $   95,127
US West Capital Funding, Inc., 6.875%, 7/15/28                                   50,000                 19,000
Williams Communications Group, Inc., 11.700%, 8/01/08/\                         100,000                 10,000
Woolworth Corp., 8.500%, 1/15/22                                                150,000                144,615
Xerox Corp., 7.150%, 8/01/04                                                     25,000                 19,625
                                                                                                    ----------
                                                                                                     2,177,255
                                                                                                    ----------

Uruguay--0.3%
Republic of Uruguay, 7.625%, 1/20/12                                             50,000                 21,000
                                                                                                    ----------

TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $3,971,755)                                                                      4,026,600
                                                                                                    ----------

CONVERTIBLE BONDS--4.2%

United Kingdom--0.2%
Colt Telecom Group Plc, 2.000%, 12/16/06                     EUR                 40,000                 17,570
                                                                                                    ----------

United States--4.0%
Analog Devices, Inc., 4.750%, 10/01/05                       USD                 50,000                 48,750
Builders Transportation, Inc., 8.000%, 8/15/05/\                                 95,000                    119
CML Group, Inc., 5.500%, 1/15/03/\                                              150,000                     47
Corning, Inc., 3.500%, 11/01/08                                                  50,000                 26,562
Genzyme Corp., 3.000%, 5/15/21                                                   25,000                 20,937
Human Genome Sciences, Inc., 3.750%, 3/15/07                                     25,000                 16,345
Loews Corp., 3.125%, 9/15/07                                                    140,000                120,568
Thermedics, Inc., Zero Coupon Bond, 6/01/03                                     100,000                 97,500
                                                                                                    ----------
                                                                                                       330,828
                                                                                                    ----------

TOTAL CONVERTIBLE BONDS
   (Identified Cost $593,731)                                                                          348,398
                                                                                                    ----------

TOTAL BONDS AND NOTES
   (Identified Cost $4,565,486)                                                                      4,374,998
                                                                                                    ----------
                                                                                 Shares
--------------------------------------------------------------------------------------------------------------

COMMON STOCKS--35.9% of net assets

Australia--0.9%
Foodland Associated Ltd.                                                          2,100                 21,666
Newcrest Mining Ltd.                                                             13,900                 50,947
                                                                                                    ----------
                                                                                                        72,613
                                                                                                    ----------

Canada--3.2%
Cott Corp.*                                                                       2,000                 30,343
Dofasco, Inc.                                                                     2,500                 42,266
Ensign Resource Service Group, Inc.                                               5,400                 51,745
G.T.C. Transcontinental Group Ltd., Class A                                       1,900                 47,045
Mega Bloks, Inc. 144A*                                                            4,000                 49,205
WestJet Airlines Ltd.*                                                            3,700                 42,480
                                                                                                    ----------
                                                                                                       263,084
                                                                                                    ----------

Finland--0.3%
Stora Enso Oyj                                                                    2,900                 28,052
                                                                                                    ----------


                                               LOOMIS SAYLES EQUITY FUNDS     39

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

France--1.6%
BNP Paribas SA                                             1,000        $ 32,553
Renault SA                                                 1,000          43,025
STMicroelectronics NV                                      1,400          18,942
Total Fina SA Class B                                        300          39,443
                                                                        --------
                                                                         133,963
                                                                        --------
Germany--0.5%
Bayerische Motoren Werke (BMW) AG                          1,300          41,716
                                                                        --------
Hong Kong--0.5%
Esprit Holdings Ltd.                                      28,000          43,079

Ireland--1.8%
Anglo Irish Bank Corp. Plc                                15,396          91,940
Ryanair Holdings Plc*                                     10,400          57,999
                                                                        --------
                                                                         149,939
                                                                        --------
Italy--0.6%
Banco Popolare di Verona e Novara Scrl*                    4,100          46,742
                                                                        --------
Japan--4.5%
Credit Saison Co. Ltd.                                     2,300          50,538
JFE Holdings, Inc.*                                        4,050          45,377
Kappa Create Co. Ltd.                                      1,000          59,389
Nishimatsuya Chain Co., Ltd.                               1,300          50,189
Nissan Motor Co. Ltd.                                      7,000          51,980
Nissen Co., Ltd.                                           2,400          43,765
SEGA Corp.*                                                2,100          39,243
Shimamura Co. Ltd.                                           600          37,457
                                                                        --------
                                                                         377,938
                                                                        --------
Mexico--0.4%
Fomento Economico Mexicano SA de CV ADR                    1,100          37,180
                                                                        --------
Netherlands--0.8%
ASM Lithography Holding NV*                                2,200          13,618
Kon KPN*                                                   9,500          49,229
                                                                        --------
                                                                          62,847
                                                                        --------
South Africa--0.7%
Anglo American Plc                                         1,100          13,895
Sappi Ltd.                                                 3,500          40,190
                                                                        --------
                                                                          54,085
                                                                        --------
South Korea--0.5%
SK Telecom Co. Ltd. ADR                                    2,000          42,460
                                                                        --------
Sweden--0.5%
Autoliv, Inc. ADR                                          2,100          44,091
                                                                        --------
Switzerland--0.9%
Nestle SA                                                    200          43,626
Swiss Re                                                     600          33,674
                                                                        --------
                                                                          77,300
                                                                        --------
United Kingdom--4.2%
BAE Systems Plc                                           10,100          30,430
Billiton Plc                                               9,365          43,352
Diageo Plc                                                 4,300          53,238
Hilton Group Plc                                          15,100          37,912

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

United Kingdom--continued
Pearson Plc                                                4,200      $   33,579
Royal Bank of Scotland Group Plc                           2,200          41,427
Tesco Plc                                                 15,200          49,075
Vodafone Group Plc                                        49,000          62,666
                                                                      ----------
                                                                         351,679
                                                                      ----------

United States--14.0%
Ace Ltd.                                                     800          23,688
American International Group, Inc.                           450          24,615
Analog Devices, Inc.*                                      1,025          20,193
Applied Materials, Inc.*                                   2,400          27,720
Banknorth Group, Inc.                                      1,450          34,437
Baxter International, Inc.                                   850          25,968
BorgWarner, Inc.                                             700          34,748
Constellation Energy Group                                 1,275          31,607
Dell Computer Corp.*                                       1,450          34,090
Devon Energy Corp.                                           900          43,425
Dominion Resources, Inc.                                     800          40,584
Duke Realty Corp.                                          1,600          39,392
Federal Home Loan Mortgage Corp.                             350          19,565
International Paper Co.                                      950          31,721
Intuit, Inc.*                                                625          28,456
Jones Apparel Group, Inc.*                                   800          24,560
Kerr-McGee Corp.                                             750          32,580
Lear Corp.*                                                  600          24,990
Medtronic, Inc.                                              875          36,855
Newmont Mining Corp.                                       3,150          86,656
Nucor Corp.                                                  700          26,530
PepsiCo, Inc.                                              1,250          46,187
Pfizer, Inc.                                               1,100          31,922
ProLogis                                                   1,550          38,610
Smith International, Inc.*                                 1,300          38,103
SunGard Data Systems, Inc.*                                1,450          28,203
SYSCO Corp.                                                1,550          44,004
Target Corp.                                               1,250          36,900
Texas Instruments, Inc.                                    1,650          24,371
The Gillette Co.                                           1,450          42,920
The New York Times Co., Class A                              800          36,360
Unocal Corp.                                               1,100          34,529
Verizon Communications, Inc.                               1,200          32,928
Whole Foods Market, Inc.*                                    950          40,698
                                                                      ----------
                                                                       1,168,115
                                                                      ----------

TOTAL COMMON STOCKS
   (Identified Cost $3,352,091)                                        2,994,883
                                                                      ----------
PREFERRED STOCKS--1.3% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--0.7%

Germany--0.5%
Porsche AG                                                   100          40,469
                                                                      ----------

United States--0.2%
Highwoods Properties, Inc., Series B, 8.000%                 750          17,925
                                                                      ----------

                                               LOOMIS SAYLES EQUITY FUNDS     41

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                                                 Shares                Value +
--------------------------------------------------------------------------------------------------------------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $54,428)                                                                       $    58,394
                                                                                                   -----------


CONVERTIBLE PREFERRED STOCKS--0.6%

United States--0.6%
Equity Residential Properties Trust, 7.250%                                         500                 11,700
Owens Corning, 6.500% &                                                           3,250                      0
Philippine Long Distance Telephone Co., $3.50 GDS                                 2,500                 40,550
                                                                                                   -----------
                                                                                                        52,250
                                                                                                   -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $210,807)                                                                           52,250
                                                                                                   -----------

TOTAL PREFERRED STOCKS
   (Identified Cost $265,235)                                                                          110,644
                                                                                                   -----------
                                                                            Face Amount
--------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--15.9% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$1,327,031 on 10/01/02 collateralized by
$1,025,000 U.S. Treasury Bond, 7.250% due
5/15/16 with a value of $1,358,125                           USD              1,327,000              1,327,000
                                                                                                   -----------

TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $1,327,000)                                                                      1,327,000
                                                                                                   -----------

TOTAL INVESTMENTS--105.6%
   (Identified Cost $9,509,812)@                                                                     8,807,525
   Liabilities, Less Cash and Other Assets--(5.6%)                                                    (467,215)
                                                                                                   -----------

NET ASSETS--100%                                                                                   $ 8,340,310
                                                                                                   ===========


+    See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

&    Security in default

*    Non-income producing security.

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $9,520,509 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $497,061 and $1,210,045, respectively, resulting in net unrealized depreciation of $712,984.

     Key to abbreviations: ADR: American Depository Receipt; AUD: Australian Dollar; CAD: Canadian Dollar; DKK: Danish Krone; EUR: Euro; GBP: Great British Pound; GDS: Global Depository Security; NOK: Norwegian Krone; NZD:
     New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR:
     South African Rand

Ten Largest Sector Holdings at September 30, 2002 as a Percentage of Net Assets

         Foreign Government/Agency                             12.7%
         Government Agencies                                    3.6
         Banking & Finance                                      3.5
         Metal & Mining                                         3.3
         Utilities-Electric                                     3.2
         Retail-General                                         3.2
         Tobacco                                                3.2
         Oil & Gas Exploration                                  3.1
         Electronic Components-Semiconductors                   3.1
         Automobile                                             2.6

                See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                               LOOMIS SAYLES EQUITY FUNDS     43

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2002

                                                                        Aggressive                             International
                                                                       Growth Fund         Growth Fund          Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                                                  $  41,089,644        $  19,433,155        $  45,286,733
Repurchase agreement at value                                             2,938,000              693,000            1,454,000
Cash                                                                             60                   46                  859
Foreign currency at value                                                         0                    0            1,280,580
Receivable for:
   Fund shares sold                                                          78,245                3,329              151,610
   Securities sold                                                          338,674              234,660              361,955
   Dividends and interest                                                       343                9,213              108,462
   Foreign tax reclaim                                                            0                    0               42,899
Due from the adviser                                                         15,612               19,629               22,505
                                                                     ---------------------------------------------------------
                                                                         44,460,578           20,393,032           48,709,603
                                                                     ---------------------------------------------------------
Liabilities
Payable for:
   Securities purchased                                                     974,143              218,592              468,988
   Fund shares redeemed                                                     511,374                    0            1,696,218
   Foreign taxes                                                                  0                    0               12,106
Accrued expenses:
   Management fees                                                           26,845                8,578               31,186
   Trustees' fees                                                             1,131                1,131                1,131
   Administrative fees                                                        1,401                  603                1,685
   12b-1 fees                                                                 6,735                  106                  731
   Other                                                                     70,066               55,146               81,319
                                                                     ---------------------------------------------------------
                                                                          1,591,695              284,156            2,293,364
                                                                     ---------------------------------------------------------
Net Assets                                                            $  42,868,883        $  20,108,876        $  46,416,239
                                                                     =========================================================

Net Assets consist of:
Capital paid in                                                       $ 164,372,098        $  39,474,628        $  87,616,734
Undistributed accumulated net investment income (loss)                            0                    0              105,679
Accumulated net realized gain (loss)                                   (118,192,332)         (17,618,581)         (36,207,166)
Unrealized appreciation (depreciation) on:
Investments                                                              (3,310,883)          (1,747,171)          (5,102,583)
Foreign currency translations                                                     0                    0                3,575
                                                                     ---------------------------------------------------------
Net Assets                                                            $  42,868,883        $  20,108,876        $  46,416,239
                                                                     =========================================================

Institutional Class
Net assets                                                            $  13,421,359        $  19,634,545        $  44,100,716
Shares of beneficial interest outstanding, no par value                   1,253,809            5,232,188            5,667,367
Net asset value and redemption price                                  $       10.70        $        3.75        $        7.78

Retail Class
Net assets                                                            $  26,885,051        $     455,990        $   1,337,721
Shares of beneficial interest outstanding, no par value                   2,547,789              125,047              173,830
Net asset value and redemption price                                  $       10.55        $        3.65        $        7.70

Admin Class
Net assets                                                            $   2,562,473        $      18,341        $     977,802
Shares of beneficial interest outstanding, no par value                     243,839                5,055              127,090
Net asset value and redemption price                                  $       10.51        $        3.63        $        7.69
Identified cost of investments                                        $  47,338,527        $  21,873,326        $  51,843,316
Cost of foreign currency                                              $           0        $           0        $   1,279,136


                See accompanying notes to financial statements.

                           Small Cap               Small Cap
Research Fund             Growth Fund              Value Fund                Value Fund            Worldwide Fund
------------------------------------------------------------------------------------------------------------------
$  15,491,249            $  73,241,367            $ 348,769,115            $  33,737,996            $   7,480,525
      449,000                4,093,000                        0                        0                1,327,000
          823                       91                      992                      176                      960
            0                        0                        0                        0                   40,467
            0                  135,008                1,256,552                      519                        0
      534,824                  910,156                2,906,238                        0                   24,611
       12,826                    4,942                  468,716                   42,867                  113,818
            0                        0                        0                        0                    1,339
       32,159                        0                   17,278                        0                   19,169
------------------------------------------------------------------------------------------------------------------
   16,520,881               78,384,564              353,418,891               33,781,558                9,007,889
------------------------------------------------------------------------------------------------------------------


      558,638                1,999,389                5,750,096                  697,602                  172,929
            0                  602,927                1,424,330                      125                  444,566
            0                        0                        0                        0                      551

        6,903                   55,210                  221,973                   17,855                    5,345
        1,131                    1,131                    1,131                    1,131                    1,131
          484                        0                   10,380                    1,016                      167
            4                    7,329                   28,822                        0                        0
       47,543                   90,861                  140,517                   38,721                   42,890
------------------------------------------------------------------------------------------------------------------
      614,703                2,756,847                7,577,249                  756,450                  667,579
------------------------------------------------------------------------------------------------------------------
$  15,906,178            $  75,627,717            $ 345,841,642            $  33,025,108            $   8,340,310
==================================================================================================================


$  21,493,783            $ 300,851,224            $ 364,486,184            $  41,556,227            $  11,262,438
       47,067                        0                   22,771                  271,990                  283,378
   (3,099,235)            (218,489,865)              (1,250,156)              (2,759,357)              (2,505,465)

   (2,535,437)              (6,733,642)             (17,417,157)              (6,043,752)                (702,287)
            0                        0                        0                        0                    2,246
------------------------------------------------------------------------------------------------------------------
$  15,906,178            $  75,627,717            $ 345,841,642            $  33,025,108            $   8,340,310
==================================================================================================================


$  15,889,007            $  42,414,681            $ 234,370,097            $  33,025,108            $   8,340,310
    2,783,619                6,676,888               13,562,944                2,955,515                1,107,424
$        5.71            $        6.35            $       17.28            $       11.17            $        7.53

$      17,171            $  32,135,388            $  86,816,429                       --                       --
        3,016                5,133,374                5,033,543                       --                       --
$        5.69            $        6.26            $       17.25                       --                       --

           --            $   1,077,648            $  24,655,116                       --                       --
           --                  172,740                1,433,747                       --                       --
           --            $        6.24            $       17.20                       --                       --
$  18,475,686            $  84,068,009            $ 366,186,272            $  39,781,748            $   9,509,812
$           0            $           0            $           0            $           0            $      40,452


                See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     45

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2002

                                                                             Aggressive                               International
                                                                            Growth Fund          Growth Fund           Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends*                                                                 $     40,780          $    101,178          $    804,004
Interest                                                                         17,818                 5,757                14,419
                                                                          ----------------------------------------------------------
Total income                                                                     58,598               106,935               818,423
                                                                          ----------------------------------------------------------
Expenses
Management fees                                                                 471,574               116,894               419,219
12b-1 fees (Retail Class)                                                       104,208                 1,411                 5,062
12b-1 fees (Admin Class)                                                          7,887                    40                 2,811
Shareholder service fees (Admin Class)                                            7,887                    40                 2,811
Trustees' fees and expenses                                                       5,547                 5,547                 5,547
Administrative fees                                                              28,149                10,070                24,425
Custodian and accounting fees                                                    77,406                66,748               193,922
Transfer Agent fees (Institutional Class)                                        34,232                30,068                36,599
Transfer Agent fees (Retail Class)                                               38,237                21,224                21,845
Transfer Agent fees (Admin Class)                                                22,896                22,216                22,568
Audit and tax services fees                                                      50,826                35,630                64,510
Registration fees                                                                36,464                33,401                38,424
Printing fees                                                                    18,727                 5,447                 8,326
Legal fees                                                                        4,370                 3,862                 2,984
Other expenses                                                                    6,879                     0                 5,891
                                                                          ----------------------------------------------------------
Total expenses                                                                  915,289               352,598               854,944
Less expenses waived and reimbursed
   by the investment adviser                                                   (166,542)             (152,388)             (285,301)
                                                                          ----------------------------------------------------------
Net expenses                                                                    748,747               200,210               569,643
                                                                          ----------------------------------------------------------
Net investment income (loss)                                                   (690,149)              (93,275)              248,780
                                                                          ----------------------------------------------------------
Net Realized Gain (Loss) on:
Investments                                                                 (25,765,558)           (2,239,521)          (10,484,638)
Foreign currency transactions                                                         0                     0               (56,149)
                                                                          ----------------------------------------------------------
Total net realized gain (loss)                                              (25,765,558)           (2,239,521)          (10,540,787)
                                                                          ----------------------------------------------------------
Change in Unrealized Appreciation (Depreciation) on:
Investments                                                                  14,653,848              (137,103)                7,792
Foreign currency translations                                                         0                     0                10,149
                                                                          ----------------------------------------------------------
Total net change in unrealized
   appreciation (depreciation)                                               14,653,848              (137,103)               17,941
                                                                          ----------------------------------------------------------
Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                                                           (11,111,710)           (2,376,624)          (10,522,846)
                                                                          ----------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Operations                                                         $(11,801,859)         $ (2,469,899)         $(10,274,066)
                                                                          ==========================================================


* Net of foreign withholding taxes of $88,865, $465, $1,349 and $4,415 for the International Equity, Small Cap Value, Value and Worldwide Funds, respectively.

                 See accompanying notes to financial statements.

                           Small Cap               Small Cap
Research Fund             Growth Fund             Value Fund              Value Fund            Worldwide Fund
----------------------------------------------------------------------------------------------------------------
$     215,397            $    130,093            $  5,193,021            $    691,255            $     69,323
        3,073                  35,364                 440,936                  25,667                 392,660
---------------------------------------------------------------------------------------------------------------
      218,470                 165,457               5,633,957                 716,922                 461,983
---------------------------------------------------------------------------------------------------------------


       92,698               1,191,120               2,980,498                 204,364                  65,850
            9                 127,457                 296,382                       0                       0
            0                   3,804                  57,876                       0                       0
            0                   3,804                  57,876                       0                       0
        5,547                   5,547                   5,547                   5,547                   5,547
        6,720                  71,841                 165,374                  17,365                   3,633
       60,765                 134,859                 239,690                  48,625                  71,162
       22,200                  69,098                  96,567                  33,706                  22,346
        7,738                  33,684                  30,075                       0                       0
            0                  22,761                  24,828                       0                       0
       30,552                  92,325                 137,011                  36,358                  28,827
       27,356                  45,372                  41,624                  14,829                  15,019
        2,517                  30,473                  60,064                   4,868                   1,210
        5,994                  13,061                  30,857                   2,270                       0
            0                  11,152                  15,846                       0                       0
---------------------------------------------------------------------------------------------------------------
      262,096               1,856,358               4,240,115                 367,932                 213,594

     (107,201)               (133,134)               (100,904)                (20,513)               (125,794)
---------------------------------------------------------------------------------------------------------------
      154,895               1,723,224               4,139,211                 347,419                  87,800
---------------------------------------------------------------------------------------------------------------
       63,575              (1,557,767)              1,494,746                 369,503                 374,183
---------------------------------------------------------------------------------------------------------------


   (1,897,647)            (69,953,299)              2,148,740              (2,696,017)             (1,193,887)
            0                       0                       0                       0                   1,428
---------------------------------------------------------------------------------------------------------------
   (1,897,647)            (69,953,299)              2,148,740              (2,696,017)             (1,192,459)
---------------------------------------------------------------------------------------------------------------


   (2,170,405)             42,467,218             (26,278,549)             (4,495,539)                566,438
            0                       0                       0                       0                   2,371
---------------------------------------------------------------------------------------------------------------

   (2,170,405)             42,467,218             (26,278,549)             (4,495,539)                568,809
---------------------------------------------------------------------------------------------------------------

   (4,068,052)            (27,486,081)            (24,129,809)             (7,191,556)               (623,650)
---------------------------------------------------------------------------------------------------------------

$  (4,004,477)           $(29,043,848)           $(22,635,063)           $ (6,822,053)           $   (249,467)
===============================================================================================================


                See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     47

STATEMENTS OF CHANGES IN NET ASSETS

Aggressive Growth Fund


                                                                                  Year Ended            Year Ended
                                                                             September 30, 2002      September 30, 2001
-----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                    $    (690,149)          $  (1,049,698)
Net realized gain (loss)                                                          (25,765,558)            (92,417,186)
Change in unrealized appreciation (depreciation)                                   14,653,848             (51,727,302)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                 (11,801,859)           (145,194,186)
                                                                               --------------------------------------

From Distributions to Shareholders
Institutional Class
Net realized gain on investments                                                            0                (699,751)
Retail Class
Net realized gain on investments                                                            0              (1,576,504)
Admin Class
Net realized gain on investments                                                            0                    (560)
                                                                               --------------------------------------
Total distributions                                                                         0              (2,276,815)
                                                                               --------------------------------------

From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                  (5,538,390)             34,492,465
                                                                               --------------------------------------
Total increase (decrease) in net assets                                           (17,340,249)           (112,978,536)

Net Assets
Beginning of the period                                                            60,209,132             173,187,668
                                                                               --------------------------------------
End of the period                                                               $  42,868,883           $  60,209,132
                                                                               ======================================

Undistributed Net Investment Income (Loss)
End of the period                                                               $           0           $           0
                                                                               ======================================


Growth Fund
                                                                                  Year Ended            Year Ended
                                                                             September 30, 2002      September 30, 2001
-----------------------------------------------------------------------------------------------------------------------

From Operations
Net investment income (loss)                                                    $     (93,275)          $     (55,372)
Net realized gain (loss)                                                           (2,239,521)            (15,329,994)
Change in unrealized appreciation (depreciation)                                     (137,103)             (7,943,411)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                  (2,469,899)            (23,328,777)
                                                                               --------------------------------------

From Distributions to Shareholders
Institutional Class
Net realized gain on investments                                                            0             (10,314,172)
Retail Class
Net realized gain on investments                                                            0                (251,072)
Admin Class
Net realized gain on investments                                                            0                  (2,927)
                                                                               --------------------------------------
Total distributions                                                                         0             (10,568,171)
                                                                               --------------------------------------

From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                     400,616               9,718,739
                                                                               --------------------------------------
Total increase (decrease) in net assets                                            (2,069,283)            (24,178,209)

Net Assets
Beginning of the period                                                            22,178,159              46,356,368
                                                                               --------------------------------------
End of the period                                                               $  20,108,876           $  22,178,159
                                                                               ======================================

Undistributed Net Investment Income (Loss)
End of the period                                                               $           0           $           0
                                                                               ======================================


                See accompanying notes to financial statements.

International Equity Fund

                                                                                 Year Ended              Year Ended
                                                                             September 30, 2002      September 30, 2001
-----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $     248,780           $     279,807
Net realized gain (loss)                                                          (10,540,787)            (25,603,945)
Change in unrealized appreciation (depreciation)                                       17,941             (11,098,070)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                 (10,274,066)            (36,422,208)
                                                                               --------------------------------------

From Distributions to Shareholders
Institutional Class
Net investment income                                                                (235,551)                      0
Net realized gain on investments                                                            0             (10,517,451)
Retail Class
Net investment income                                                                  (5,046)                      0
Net realized gain on investments                                                            0                (751,093)
Admin Class
Net investment income                                                                       0                       0
Net realized gain on investments                                                            0                (124,478)
                                                                               --------------------------------------
Total distributions                                                                  (240,597)            (11,393,022)
                                                                               --------------------------------------

From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                    (999,346)             (7,634,241)
                                                                               --------------------------------------
Total increase (decrease) in net assets                                           (11,514,009)            (55,449,471)

Net Assets
Beginning of the period                                                            57,930,248             113,379,719
                                                                               --------------------------------------
End of the period                                                               $  46,416,239           $  57,930,248
                                                                               ======================================

Undistributed Net Investment Income (Loss)
End of the period                                                               $     105,679           $     153,646
                                                                               ======================================


Research Fund

                                                                                 Year Ended              Year Ended
                                                                             September 30, 2002      September 30, 2001
-----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $      63,575           $       3,440
Net realized gain (loss)                                                           (1,897,647)             (1,199,270)
Change in unrealized appreciation (depreciation)                                   (2,170,405)               (443,326)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                  (4,004,477)             (1,639,156)
                                                                               --------------------------------------

From Distributions to Shareholders
Institutional Class
Net investment income                                                                 (19,618)                      0
Net realized gain on investments                                                            0                 (16,773)
                                                                               --------------------------------------
Total distributions                                                                   (19,618)                (16,773)
                                                                               --------------------------------------

From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                  15,685,332               2,391,362
                                                                               --------------------------------------
Total increase (decrease) in net assets                                            11,661,237                 735,433

Net Assets
Beginning of the period                                                             4,244,941               3,509,508
                                                                               --------------------------------------
End of the period                                                               $  15,906,178           $   4,244,941
                                                                               ======================================

Undistributed Net Investment Income (Loss)
End of the period                                                               $      47,067           $       3,111
                                                                               ======================================


                See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     49

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Growth Fund

                                                                                   Year Ended              Year Ended
                                                                              September 30, 2002      September 30, 2001
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                    $  (1,557,767)          $  (2,159,355)
Net realized gain (loss)                                                          (69,953,299)           (147,559,085)
Change in unrealized appreciation (depreciation)                                   42,467,218            (119,076,924)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                 (29,043,848)           (268,795,364)
                                                                               --------------------------------------
From Distributions to Shareholders
Institutional Class
Net realized gain on investments                                                            0             (10,521,248)

Retail Class
Net realized gain on investments                                                            0              (3,692,261)

Admin Class
Net realized gain on investments                                                            0                 (31,778)
                                                                               --------------------------------------
Total distributions                                                                         0             (14,245,287)
                                                                               --------------------------------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                 (71,265,569)            127,414,789
                                                                               --------------------------------------
Total increase (decrease) in net assets                                          (100,309,417)           (155,625,862)

Net Assets
Beginning of the period                                                           175,937,134             331,562,996
                                                                               --------------------------------------
End of the period                                                               $  75,627,717           $ 175,937,134
                                                                               ======================================
Undistributed Net Investment Income (Loss)
End of the period                                                               $           0           $           0
                                                                               ======================================


Small Cap Value Fund

                                                                                   Year Ended              Year Ended
                                                                              September 30, 2002      September 30, 2001
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                    $   1,494,746           $   2,257,730
Net realized gain (loss)                                                            2,148,740              38,470,453
Change in unrealized appreciation (depreciation)                                  (26,278,549)            (29,774,777)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                 (22,635,063)             10,953,406
                                                                               --------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                              (1,284,900)             (2,264,385)
Net realized gain on investments                                                  (23,675,371)            (11,502,885)
Retail Class
Net investment income                                                                (323,268)               (660,217)
Net realized gain on investments                                                  (10,876,851)             (4,498,890)
Admin Class
Net investment income                                                                  (8,857)                (62,922)
Net realized gain on investments                                                   (1,968,755)               (640,490)
                                                                               --------------------------------------
Total distributions                                                               (38,138,002)            (19,629,789)
                                                                               --------------------------------------
From Capital Share Transactions (Note 5)

Increase (decrease) in net assets from capital share transactions                  77,160,687              19,122,826
                                                                               --------------------------------------
Total increase (decrease) in net assets                                            16,387,622              10,446,443

Net Assets
Beginning of the period                                                           329,454,020             319,007,577
                                                                               --------------------------------------
End of the period                                                               $ 345,841,642           $ 329,454,020
                                                                               ======================================
Undistributed Net Investment Income (Loss)
End of the period                                                               $      22,771           $   1,284,871
                                                                               ======================================


                See accompanying notes to financial statements.

Value Fund

                                                                                 Year Ended             Year Ended
                                                                             September 30, 2002     September 30, 2001
----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $    369,503           $    368,942
Net realized gain (loss)                                                          (2,696,017)             1,478,436
Change in unrealized appreciation (depreciation)                                  (4,495,539)            (4,952,030)
                                                                               ------------------------------------
Increase (decrease) in net assets from operations                                 (6,822,053)            (3,104,652)
                                                                               ------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                               (463,295)              (444,829)
Net realized gain on investments                                                    (791,340)                     0
Retail Class
Net investment income                                                                      0                 (2,465)
Net realized gain on investments                                                           0                      0
                                                                               ------------------------------------
Total distributions                                                               (1,254,635)              (447,294)
                                                                               ------------------------------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                  1,552,946              4,046,560
                                                                               ------------------------------------
Total increase (decrease) in net assets                                           (6,523,742)               494,614

Net Assets
Beginning of the period                                                           39,548,850             39,054,236
                                                                               ------------------------------------
End of the period                                                               $ 33,025,108           $ 39,548,850
                                                                               ====================================
Undistributed Net Investment Income (Loss)
End of the period                                                               $    271,990           $    366,602
                                                                               ====================================


Worldwide Fund

                                                                                 Year Ended             Year Ended
                                                                             September 30, 2002     September 30, 2001
----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $    374,183           $    649,440
Net realized gain (loss)                                                          (1,192,459)            (1,302,339)
Change in unrealized appreciation (depreciation)                                     568,809               (911,583)
                                                                               ------------------------------------
Increase (decrease) in net assets from operations                                   (249,467)            (1,564,482)
                                                                               ------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                               (747,534)              (321,612)
Net realized gain on investments                                                           0             (2,297,643)

Retail Class
Net investment income                                                                      0                (26,028)
Net realized gain on investments                                                           0               (205,581)
                                                                               ------------------------------------
Total distributions                                                                 (747,534)            (2,850,864)
                                                                               ------------------------------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                    808,897              2,316,862
                                                                               ------------------------------------
Total increase (decrease) in net assets                                             (188,104)            (2,098,484)

Net Assets
Beginning of the period                                                            8,528,414             10,626,898
                                                                               ------------------------------------
End of the period                                                               $  8,340,310           $  8,528,414
                                                                               ====================================
Undistributed Net Investment Income (Loss)
End of the period                                                               $    283,378           $    639,718
                                                                               ====================================


                See accompanying notes to financial statements.

                                                   LOOMIS SAYLES EQUITY FUNDS 51

FINANCIAL HIGHLIGHTS

Loomis Aggressive Growth Fund                                           Institutional Class
                                                ---------------------------------------------------------------------------------
                                                                                                     Nine Months
                                                                                                        Ended        Period Ended
                                                                Year Ended September 30,             September 30,   December 31,
                                                    -------------------------------------------      -------------   ------------
                                                    2002          2001        2000         1999         1998            1997*
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period             $ 13.56       $ 47.71     $ 20.08      $ 10.51      $ 11.49          $ 10.00
                                                ---------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                       (0.13)(d)     (0.20)(d)   (0.26)(d)    (0.09)(d)    (0.03)           (0.03)
Net realized and unrealized gain (loss)
  on investments                                   (2.73)       (33.43)      29.11        10.05        (0.95)            2.26
                                                ---------------------------------------------------------------------------------
Total from investment operations                   (2.86)       (33.63)      28.85         9.96        (0.98)            2.23
                                                ---------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income                0.00          0.00        0.00         0.00         0.00            (0.12)
Distributions from net realized capital gains       0.00         (0.52)      (1.22)       (0.39)        0.00            (0.62)
                                                ---------------------------------------------------------------------------------
Total distributions                                 0.00         (0.52)      (1.22)       (0.39)        0.00            (0.74)
                                                ---------------------------------------------------------------------------------
Net asset value, end of period                   $ 10.70       $ 13.56     $ 47.71      $ 20.08      $ 10.51          $ 11.49
                                                =================================================================================
Total return/(a)/                                  (21.1)%       (71.1)%     147.8%        97.9%       (8.5)%            22.7%
Net assets, end of period (000)                  $ 13,421      $16,347     $62,364      $13,308      $ 2,073          $ 1,848
Ratios to average net assets:
  Net expenses/(b)//(c)/                            1.00%         1.00%       1.00%        1.00%        1.00%            1.00%
  Gross expenses/(c)/                               1.31          1.13        1.11         2.96         7.13             9.35
  Net investment income (loss)/(c)/                (0.91)        (0.75)      (0.66)       (0.56)       (0.35)            (0.38)
Portfolio turnover rate                              220           258         191          199           82              174

Loomis Sayles Growth Fund                                               Institutional Class
                                                ---------------------------------------------------------------------------------
                                                                                                     Nine Months
                                                                                                        Ended        Period Ended
                                                                Year Ended September 30,             September 30,   December 31,
                                                    -------------------------------------------      -------------   ------------
                                                    2002          2001        2000         1999         1998            1997
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period             $  4.23       $ 15.00     $ 11.17      $ 11.65      $ 12.63         $ 13.44
                                                ---------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                       (0.02)(d)     (0.02)(d)   (0.05)       (0.04)       (0.03)          (0.04)
Net realized and unrealized gain (loss)
on investments                                     (0.46)        (7.42)       4.90         3.01        (0.95)           3.17
                                                ---------------------------------------------------------------------------------
Total from investment operations                   (0.48)        (7.44)       4.85         2.97        (0.98)           3.13
                                                ---------------------------------------------------------------------------------
Less Distributions
Distributions from net realized capital gains       0.00         (3.33)      (1.02)       (3.45)        0.00           (3.94)
                                                ---------------------------------------------------------------------------------
Net asset value, end of period                   $  3.75        $ 4.23     $ 15.00      $ 11.17      $ 11.65         $ 12.63
                                                =================================================================================
Total return/(a)/                                  (11.4)%       (50.8)%      45.6%        30.9%       (7.8)%           24.5%
Net assets, end of period (000)                  $19,635       $21,653     $45,328      $28,235      $24,663         $32,149
Ratios to average net assets:
  Net expenses/(b)//(c)/                            0.85%         0.85%       0.85%        0.85%        0.85%           0.85%
  Gross expenses/(c)/                               1.32          1.24        1.01         1.18         1.02            0.98
  Net investment income (loss)/(c)/                (0.39)        (0.17)      (0.36)       (0.40)       (0.32)          (0.26)
Portfolio turnover rate                              192           281         203          164          118             116

* From commencement of fund operations on January 2, 1997 through December 31, 1997. ** From commencement of class operations on July 31, 2000 through September 30, 2000. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

See accompanying notes to financial statements.

                            Retail Class                                                 Admin Class
------------------------------------------------------------------------------  -----------------------------------------
                                                   Nine Months
                                                       Ended      Period Ended                              Period Ended
               Year Ended September 30,            September 30,  December 31,  Year Ended September 30,    September 30,
               ------------------------            -------------  ------------  ------------------------    -------------
     2002       2001         2000         1999         1998         1997*          2002             2001         2000**
------------------------------------------------------------------------------  -----------------------------------------
  $ 13.41    $ 47.33     $  19.99       $10.49       $11.49        $10.00        $13.38           $47.31         $40.38
    (0.16)(d)   0.25)(d)    (0.38)(d)    (0.14)(d)    (0.05)        (0.06)        (0.20)(d)        (0.26)(d)      (0.09)(d)
    (2.70)    (33.15)       28.94        10.03        (0.95)         2.27         (2.67)          (33.15)          7.02
------------------------------------------------------------------------------  -----------------------------------------
    (2.86)    (33.40)       28.56         9.89        (1.00)         2.21         (2.87)          (33.41)          6.93
------------------------------------------------------------------------------  -----------------------------------------
     0.00       0.00         0.00         0.00         0.00         (0.10)         0.00             0.00           0.00
     0.00      (0.52)       (1.22)       (0.39)        0.00         (0.62)         0.00            (0.52)          0.00
------------------------------------------------------------------------------  -----------------------------------------
     0.00      (0.52)       (1.22)       (0.39)        0.00         (0.72)         0.00            (0.52)          0.00
------------------------------------------------------------------------------  -----------------------------------------
  $ 10.55    $ 13.41     $  47.33       $19.99       $10.49        $11.49        $10.51           $13.38         $47.31
==============================================================================  =========================================
    (21.3)%    (71.2)%      147.0%        97.5%        (8.7)%        22.4%        (21.5)%          (71.3)%         17.2%
  $26,885    $41,456     $110,824       $1,175         $ 85        $   74        $2,562           $2,406            $ 0
     1.25%      1.25%        1.25%        1.25%        1.25%         1.25%         1.50%            1.50%          1.50%
     1.45       1.37         1.35         9.05        27.97         36.58          2.35             2.92           1.60
    (1.16)     (1.01)       (0.89)       (0.80)       (0.60)        (0.67)        (1.41)           (1.35)         (1.14)
      220        258          191          199           82           174           220              258            191

                            Retail Class                                                 Admin Class
------------------------------------------------------------------------------  -----------------------------------------
                                                   Nine Months
                                                       Ended      Period Ended                              Period Ended
               Year Ended September 30,            September 30,  December 31,  Year Ended September 30,    September 30,
               ------------------------            -------------  ------------  ------------------------    -------------
     2002       2001         2000         1999         1998         1997*          2002             2001         2000**
------------------------------------------------------------------------------  -----------------------------------------
  $  4.12     $14.80       $11.06       $11.59       $12.59        $13.44       $  4.11           $14.79         $14.09
    (0.03)(d)  (0.04)(d)    (0.07)       (0.06)       (0.03)        (0.07)        (0.04)(d)        (0.08)(d)      (0.02)
    (0.44)     (7.31)        4.83         2.98        (0.97)         3.16         (0.44)           (7.27)          0.72
    (0.47)     (7.35)        4.76         2.92        (1.00)         3.09         (0.48)           (7.35)          0.70
     0.00      (3.33)       (1.02)       (3.45)        0.00         (3.94)         0.00            (3.33)          0.00
  $  3.65     $ 4.12       $14.80       $11.06       $11.59        $12.59       $  3.63           $ 4.11         $14.79
   (11.4)%     (50.9)%       45.3%        30.6%       (7.9)%         24.2%        (11.7)%          (50.9)%          5.0%
  $   456     $  518       $1,028       $  649       $  516        $  194       $    18           $    8         $    0
     1.10%      1.10%        1.10%        1.10%        1.10%         1.10%         1.35%            1.35%          1.35%
     5.20       4.11         3.29         4.43         4.74         12.96        142.14            68.34           1.50
    (0.65)     (0.42)       (0.61)       (0.65)       (0.58)        (0.42)        (0.85)           (0.94)         (0.87)
      192        281          203          164          118           116           192              281            203

                 See accompanying notes to financial statements.

                                               LOOMIS SAYLES EQUITY FUNDS     53

FINANCIAL HIGHLIGHTS

Loomis Sayles International Equity Fund                                             Institutional Class
                                                 -------------------------------------------------------------------------------
                                                                                                     Nine Months
                                                                                                         Ended       Year Ended
                                                              Year Ended September 30,               September 30,  December 31,
                                                 -----------------------------------------------     -------------  ------------
                                                 2002           2001          2000          1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  9.61        $ 17.41      $  13.79       $ 10.74       $ 11.30       $ 13.16
                                              ----------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                     0.04(d)        0.05(d)      (0.06)(d)      0.07          0.14          0.15(d)
Net realized and unrealized gain (loss)
  on investments                                (1.83)         (5.91)         4.77          3.31         (0.70)        (0.27)
                                              ----------------------------------------------------------------------------------
Total from investment operations                (1.79)         (5.86)         4.71          3.38         (0.56)        (0.12)
                                              ----------------------------------------------------------------------------------

Less Distributions
Dividends from net investment income            (0.04)          0.00         (0.09)        (0.13)         0.00         (0.19)
Distributions from net realized capital gains    0.00          (1.94)        (1.00)        (0.20)         0.00         (1.55)
                                              ----------------------------------------------------------------------------------
Total distributions                             (0.04)         (1.94)        (1.09)        (0.33)         0.00         (1.74)
                                              ----------------------------------------------------------------------------------
Net asset value, end of period                $  7.78        $  9.61      $  17.41       $ 13.79       $ 10.74       $ 11.30
                                              ==================================================================================
Total return/(a)/                               (18.7)%        (34.5)%        34.4%         32.0%         (5.0)%        (1.0)%
Net assets, end of period (000)               $44,101        $54,080      $107,792       $79,415       $68,464       $82,188
Ratios to average net assets:
  Net expenses/(b)//(c)/                         1.00%          1.00%         1.00%         1.00%         1.00%         1.00%
  Gross expenses/(c)/                            1.43           1.35          1.15          1.22          1.18          1.16
  Net investment income (loss)/(c)/              0.47           0.34         (0.32)         0.53          1.49          1.12
Portfolio turnover rate                           135            207           226           207            96           119

Loomis Sayles Research Fund                                       Institutional Class                Retail Class
                                                   ----------------------------------------------    ------------
                                                                                    Period Ended     Period Ended
                                                      Year Ended September 30,      September 30,    September 30,
                                                   -----------------------------    -------------    -------------
                                                          2002          2001           2000**           2002***
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  6.85        $10.54           $10.00           $  7.61
                                                   ---------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                              0.03(d)       0.01(d)          0.00              0.01(d)
Net realized and unrealized gain (loss)
  on investments                                         (1.16)        (3.65)            0.54             (1.92)
                                                   ---------------------------------------------------------------
Total from investment operations                         (1.13)        (3.64)            0.54             (1.91)
                                                   ---------------------------------------------------------------

Less Distributions
Dividends from net investment income                     (0.01)         0.00             0.00             (0.01)
Distributions from net realized capital gains             0.00         (0.05)            0.00              0.00
                                                   ---------------------------------------------------------------
Total distributions                                      (0.01)        (0.05)            0.00             (0.01)
                                                   ---------------------------------------------------------------
Net asset value, end of period                         $  5.71        $ 6.85           $10.54           $  5.69
                                                   ===============================================================
Total return/(a)/                                        (16.6)%       (34.7)%            5.4%            (25.2)%
Net assets, end of period (000)                        $15,889        $4,245           $3,510           $    17
Ratios to average net assets:
  Net expenses/(b)//(c)/                                  0.89%         1.15%            1.15%             1.10%
  Gross expenses/(c)/                                     1.46          4.26             8.02            213.89
  Net investment income (loss)/(c)/                       0.36          0.09            (0.14)             0.22
Portfolio turnover rate                                    130           171               20               130

*From commencement of fund operations on January 2, 1997 through December 31, 1997. **From commencement of class operations on July 31, 2000 through September 30, 2000. ***From commencement of Class operations on November 30, 2001 through September 30, 2002. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                    Retail Class                                                     Admin Class
----------------------------------------------------------------------------------  ---------------------------------------------
                                                        Nine Months
                                                           Ended      Period Ended                                 Period Ended
                    Year Ended September 30,           September 30,  December 31,   Year Ended September 30,      September 30,
     --------------------------------------------      -------------  ------------  --------------------------     -------------
     2002         2001          2000         1999           1998           1997*        2002            2001           2000**
----------------------------------------------------------------------------------  --------------------------------------------
   $ 9.50       $17.31        $13.73       $10.70         $ 11.28         $13.16        $9.49          $17.30         $17.62
----------------------------------------------------------------------------------  -------------------------------------------
     0.02(d)      0.02(d)      (0.05)(d)     0.05            0.10           0.10(d)      0.00(d)         0.02(d)       (0.02)(d)
    (1.80)       (5.89)         4.67         3.28           (0.68)          (0.26)      (1.80)          (5.89)         (0.30)
----------------------------------------------------------------------------------  -------------------------------------------
    (1.78)       (5.87)         4.62         3.33           (0.58)          (0.16)      (1.80)          (5.87)         (0.32)
----------------------------------------------------------------------------------  -------------------------------------------
    (0.02)        0.00         (0.04)       (0.10)           0.00         (0.17)         0.00            0.00           0.00
     0.00        (1.94)        (1.00)       (0.20)           0.00         (1.55)         0.00           (1.94)          0.00
----------------------------------------------------------------------------------  -------------------------------------------
    (0.02)       (1.94)        (1.04)       (0.30)           0.00         (1.72)         0.00           (1.94)          0.00
----------------------------------------------------------------------------------  -------------------------------------------
   $ 7.70       $ 9.50        $17.31       $13.73         $ 10.70         $11.28        $7.69          $ 9.49         $17.30
==================================================================================  ===========================================
    (18.8)%      (34.7)%        33.9%        31.6%           (5.1)%         (1.3)%      (19.0)%         (34.8)%         (1.8)%
   $1,338       $2,793        $5,588       $  261           $ 150         $  233        $ 978          $1,057         $    0
     1.25%        1.25%         1.25%        1.25%           1.25%          1.25%        1.50%           1.50%          1.50%
     2.69         1.99          1.67        12.33           10.26          16.24         3.88            2.01           1.77
     0.19         0.13         (0.26)        0.29            1.16           0.73        (0.03)           0.19          (0.83)
      135          207           226          207              96            119          135             207            226

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS     55

FINANCIAL HIGHLIGHTS

Loomis Sayles Small Cap Growth Fund                                                   Institutional Class
                                                 -----------------------------------------------------------------------------------
                                                                                                       Nine Months
                                                                                                          Ended         Period Ended
                                                                Year Ended September 30,               September 30,    December 31,
                                                    ----------------------------------------------     -------------    ------------
                                                    2002           2001          2000         1999          1998           1997*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  8.83       $  26.98      $  16.74      $  9.83       $ 11.32        $ 10.00
                                                 -----------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                       (0.08)(d)      (0.12)(d)     (0.16)(d)    (0.08)        (0.02)          (0.07)(d)
Net realized and unrealized gain (loss)
  on investments                                   (2.40)        (17.06)        10.40         6.99         (1.47)           1.99
                                                 -----------------------------------------------------------------------------------
Total from investment operations                   (2.48)        (17.18)        10.24         6.91         (1.49)           1.92
                                                 -----------------------------------------------------------------------------------

Less Distributions
Dividends from net investment income                0.00           0.00          0.00         0.00          0.00           (0.01)
Distributions from net realized capital gains       0.00          (0.97)         0.00         0.00          0.00           (0.59)
                                                 -----------------------------------------------------------------------------------
Total distributions                                 0.00          (0.97)         0.00         0.00          0.00           (0.60)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period                   $  6.35         $ 8.83      $  26.98      $ 16.74        $ 9.83         $ 11.32
                                                 ===================================================================================
Total return/(a)/                                  (28.1)%        (65.2)%        61.2%       70.3%         (13.2)%          19.4%
Net assets, end of period (000)                  $42,415       $124,479      $262,147      $81,132       $17,174         $ 3,893
Ratios to average net assets:
  Net expenses/(b)//(c)/                            1.00%          0.99%         0.92%        1.00%         1.00%           1.00%
  Gross expenses/(c)/                               1.07           0.99          0.92         1.11          2.15            5.81
Net investment income (loss)/(c)/                  (0.90)         (0.74)        (0.62)       (0.80)        (0.53)          (0.65)
Portfolio turnover rate                              162            140           170          163           116             211

* From commencement of fund operations on January 2, 1997 through December 31, 1997. ** From commencement of class operations on July 31, 2000 through September 30, 2000. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                         Retail Class                                                                Admin Class
--------------------------------------------------------------------------------   -------------------------------------------------
                                                   Nine Months
                                                     Ended         Period Ended                                     Period Ended
             Year Ended September 30,             September 30,    December 31,    Year Ended September 30,         September 30,
   -------------------------------------------    -------------    ------------    ------------------------         -------------
    2002        2001        2000        1999          1998             1997*           2002         2001                2000**
--------------------------------------------------------------------------------   -------------------------------------------------
  $  8.72     $  26.74     $ 16.65     $ 9.80        $ 11.30         $ 10.00         $ 8.71     $ 26.73               $ 23.67
--------------------------------------------------------------------------------   -------------------------------------------------
    (0.10)(d)    (0.15)(d)   (0.24)(d)  (0.08)         (0.08)          (0.10)(d)      (0.12)(d)   (0.17)(d)             (0.05)(d)
    (2.36)      (16.90)      10.33       6.93          (1.42)           1.99          (2.35)     (16.88)                 3.11
--------------------------------------------------------------------------------   -------------------------------------------------
    (2.46)      (17.05)      10.09       6.85          (1.50)           1.89          (2.47)     (17.05)                 3.06
--------------------------------------------------------------------------------   -------------------------------------------------
     0.00         0.00        0.00       0.00           0.00            0.00           0.00        0.00                  0.00
     0.00        (0.97)       0.00       0.00           0.00           (0.59)          0.00       (0.97)                 0.00
--------------------------------------------------------------------------------   -------------------------------------------------
     0.00        (0.97)       0.00       0.00           0.00           (0.59)          0.00       (0.97)                 0.00
--------------------------------------------------------------------------------   -------------------------------------------------
  $  6.26     $   8.72     $ 26.74     $16.65        $  9.80         $ 11.30         $ 6.24     $  8.71               $ 26.73
================================================================================   =================================================
    (28.2)%      (65.3)%      60.6%      69.9%         (13.3)%          19.2%         (28.4)%     (65.3)%                12.9%
 $ 32,135     $ 50,197     $69,416     $6,032        $ 1,057         $ 1,139         $1,078     $ 1,261               $     0
     1.25%        1.25%       1.23%      1.25%          1.25%           1.25%          1.50%       1.50%                 1.50%
     1.33         1.26        1.23       1.80           3.70            7.82           3.01        3.56                  1.50
    (1.15)       (1.01)      (0.92)     (1.04)         (0.80)          (0.94)         (1.39)      (1.29)                (1.16)
      162          140         170        163            116             211            162         140                   170



                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Loomis Sayles Small Cap Value Fund                                            Institutional Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                               Nine Months
                                                                                                  Ended        Year Ended
                                                           Year Ended September 30,            September 30,   December 31,
                                                 ------------------------------------------    -------------   ------------
                                                 2002         2001        2000         1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  19.89     $  20.42    $  17.33     $  15.60      $ 18.62       $  17.39
                                             ------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                     0.10(d)      0.16(d)     0.14(d)      0.16         0.12           0.17
Net realized and unrealized gain (loss)
  on investments                                (0.36)        0.60        3.36         1.83        (3.14)          4.26
                                             ------------------------------------------------------------------------------
Total from investment operations                (0.26)        0.76        3.50         1.99        (3.02)          4.43
                                             ------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income            (0.11)       (0.20)      (0.14)       (0.12)        0.00          (0.15)
Distributions from net realized capital gains   (2.24)       (1.09)      (0.27)       (0.14)        0.00          (3.05)
                                             ------------------------------------------------------------------------------
Total distributions                             (2.35)       (1.29)      (0.41)       (0.26)        0.00          (3.20)
                                             ------------------------------------------------------------------------------
Net asset value, end of period               $  17.28     $  19.89    $  20.42     $  17.33      $ 15.60       $  18.62
                                             ==============================================================================
Total return/(a)/                               (2.6)%         3.9%       20.7%        12.8%       (16.2)%         26.0%
Net assets, end of period (000)              $234,370     $215,439    $214,919     $301,496     $296,116       $245,177
Ratios to average net assets:
  Net expenses/(b)//(c)/                         0.94%        0.98%       0.93%        0.90%        0.92%          0.94%
  Gross expenses/(c)/                            0.96         0.98        0.93         0.90         0.92           0.94
  Net investment income (loss)/(c)/              0.48         0.76        0.76         0.87         1.04           0.97
Portfolio turnover rate                            86           98         102          113           78             94

                                                                                    Admin Class
                                                        ----------------------------------------------------------------
                                                                                                           Period Ended
                                                                    Year Ended September 30,               September 30,
                                                        --------------------------------------------       -------------
                                                        2002         2001          2000         1999          1998**
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 19.80      $ 20.34       $ 17.24      $ 15.54       $ 18.62
                                                     -------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                            0.00(d)      0.05(d)       0.04(d)      0.04          0.03
Net realized and unrealized gain (loss)
on investments                                         (0.35)        0.60          3.37         1.83         (3.11)
                                                     -------------------------------------------------------------------
Total from investment operations                       (0.35)        0.65          3.41         1.87         (3.08)
                                                     -------------------------------------------------------------------
Less Distributions
Dividends from net investment income                   (0.01)       (0.10)        (0.04)       (0.03)         0.00
Distributions from net realized capital gains          (2.24)       (1.09)        (0.27)       (0.14)         0.00
                                                     -------------------------------------------------------------------
Total distributions                                    (2.25)       (1.19)        (0.31)       (0.17)         0.00
                                                     -------------------------------------------------------------------
Net asset value, end of period                       $ 17.20      $ 19.80       $ 20.34      $ 17.24       $ 15.54
                                                     ===================================================================
Total return/(a)/                                       (3.0)%        3.3%         20.1%        12.0%       (16.5)%
Net assets, end of period (000)                      $24,655      $16,471       $11,391      $ 4,863       $ 1,046
Ratios to average net assets:
  Net expenses/(b)//(c)/                                1.44%        1.50%         1.50%        1.50%         1.50%
  Gross expenses/(c)/                                   1.53         1.59          1.68         1.70          3.99
  Net investment income (loss)/(c)/                    (0.01)        0.23          0.21         0.30          0.95
Portfolio turnover rate                                   86           98           102          113            78

*From commencement of fund operations on January 2, 1997 through December 31, 1997. **From commencement of class operations on January 2, 1998 through September 30, 1998. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                  Retail Class
---------------------------------------------------------------------------------------
                                                          Nine Months
                                                            Ended          Period Ended
                  Year Ended September 30,               September 30,     December 31,
     ---------------------------------------------       -------------     ------------
     2002           2001         2000         1999           1998             1997*
--------------------------------------------------------------------------------------
  $ 19.85        $ 20.38      $ 17.28      $ 15.57        $ 18.62          $ 17.39
--------------------------------------------------------------------------------------
     0.05(d)        0.11(d)      0.10(d)      0.09           0.10             0.15(d)
    (0.35)          0.60         3.36         1.84          (3.15)            4.21
--------------------------------------------------------------------------------------
    (0.30)          0.71         3.46         1.93          (3.05)            4.36
--------------------------------------------------------------------------------------
    (0.06)         (0.15)       (0.09)       (0.08)          0.00            (0.08)
    (2.24)         (1.09)       (0.27)       (0.14)          0.00            (3.05)
--------------------------------------------------------------------------------------
    (2.30)         (1.24)       (0.36)       (0.22)          0.00            (3.13)
--------------------------------------------------------------------------------------
  $ 17.25        $ 19.85      $ 20.38      $ 17.28        $ 15.57          $ 18.62
======================================================================================
    (2.8)%           3.6%        20.4%        12.4%         (16.4)%           25.6%
  $86,816        $97,544      $92,698      $75,302        $54,060          $34,353
     1.19%          1.22%        1.17%        1.20%          1.19%            1.25%
     1.20           1.22         1.17         1.20           1.19             1.35
     0.22           0.51         0.53         0.57           0.79             0.79
       86             98          102          113             78               94

                See accompanying notes to financial statements.


                                                  LOOMIS SAYLES EQUITY FUNDS  59

FINANCIAL HIGHLIGHTS

Loomis Sayles Value Fund                                                     Institutional Class
                                               ------------------------------------------------------------------------------
                                                                                                Nine Months
                                                                                                   Ended          Year Ended
                                                            Year Ended September 30,            September 30,    December 31,
                                                  ------------------------------------------    -------------    ------------
                                                  2002        2001         2000         1999         1998            1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 13.90     $ 15.12      $ 16.54     $  16.85      $ 17.64         $ 15.60
                                               ------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                      0.13(d)     0.14(d)      0.17         0.22         0.18            0.18
Net realized and unrealized gain (loss)
  on investments                                 (2.42)      (1.19)        0.41         1.53        (0.97)           4.32
                                               ------------------------------------------------------------------------------
Total from investment operations                 (2.29)      (1.05)        0.58         1.75        (0.79)           4.50
                                               ------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income             (0.16)      (0.17)       (0.15)       (0.24)        0.00           (0.19)
Distributions from net realized capital gains    (0.28)       0.00        (1.85)       (1.82)        0.00           (2.27)
                                               ------------------------------------------------------------------------------
Total distributions                              (0.44)      (0.17)       (2.00)       (2.06)        0.00           (2.46)
                                               ------------------------------------------------------------------------------
Net asset value, end of period                 $ 11.17     $ 13.90      $ 15.12     $  16.54      $ 16.85         $ 17.64
                                               ==============================================================================
Total return/(a)/                                (17.2)%      (7.1)%        3.6%        10.5%        (4.5)%          29.2%
Net assets, end of period (000)                $33,025     $39,549      $38,792     $ 66,726      $66,928         $63,303
Ratios to average net assets:
  Net expenses/(b)//(c)/                          0.85%       0.85%        0.85%        0.78%        0.79%           0.84%
  Gross expenses/(c)/                             0.90        0.96         0.89         0.78         0.79            0.84
Net investment income (loss)/(c)/                 0.90        0.87         0.87         1.20         1.36            1.12
Portfolio turnover rate                             66          90           73           59           49              64

Loomis Sayles Worldwide Fund                                                 Institutional Class
                                               ------------------------------------------------------------------------------
                                                                                                Nine Months
                                                                                                   Ended          Year Ended
                                                            Year Ended September 30,            September 30,    December 31,
                                                  ------------------------------------------    -------------    ------------
                                                  2002        2001         2000         1999         1998            1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 8.48      $13.93      $ 10.28       $ 8.79       $ 9.86           $10.63
                                               ------------------------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                      0.35(d)     0.65(d)      0.58(d)      0.50         0.33             0.47
Net realized and unrealized gain (loss)
  on investments                                 (0.55)      (2.44)        4.02         1.82        (1.40)           (0.10)
                                               ------------------------------------------------------------------------------
Total from investment operations                 (0.20)      (1.79)        4.60         2.32        (1.07)            0.37
                                               ------------------------------------------------------------------------------

Less Distributions
Dividends from net investment income             (0.75)      (0.35)       (0.48)       (0.44)        0.00            (0.47)
Distributions from net realized capital gains     0.00       (3.31)       (0.47)       (0.39)        0.00            (0.67)
                                               ------------------------------------------------------------------------------
Total distributions                              (0.75)      (3.66)       (0.95)       (0.83)        0.00            (1.14)
                                               ------------------------------------------------------------------------------
Net asset value, end of period                  $ 7.53      $ 8.48      $ 13.93       $10.28       $ 8.79           $ 9.86
                                               ==============================================================================
Total return/(a)/                                 (3.0)%     (15.0)%       46.5%        27.8%       (10.9)%            3.5%
Net assets, end of period (000)                 $8,340      $8,528      $ 9,748       $6,233       $4,907           $5,597
Ratios to average net assets:
  Net expenses/(b)//(c)/                          1.00%       1.00%        1.00%        1.00%        1.00%            1.00%
  Gross expenses/(c)/                             2.43        2.58         2.48         3.46         3.28            2.62
  Net investment income (loss)/(c)/               4.26        6.85         4.26         5.07         4.37            3.89
Portfolio turnover rate                            113         160          183          165           93              134

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. +As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

FUND AND MANAGER REVIEW

Loomis Sayles Mid Cap Growth Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund returned -20.87%, compared to the -15.50% return for the Fund's benchmark, the Russell Midcap Growth Index. The Lipper Mid-Cap Growth Funds Average posted a total return of -17.08% for the same period.

PORTFOLIO REVIEW | Economic uncertainty and geopolitical tensions along with accounting scandals and related acts of corporate malfeasance weighed heavily on the market during the fiscal year and led to strong negative sentiment. Our strategy involved attempting to strike a balance between companies leveraged to an economic recovery, such as consumer discretionary and technology holdings, and more defensive holdings with highly visible growth prospects, such as healthcare and consumer staples.

As always, we attempted to find companies with strong fundamentals, rapid earnings growth, strong management and a solid business model. Our approach remained aggressive during the fiscal year, with significant exposure to technology stocks. It was this posture that caused the Fund to underperform its benchmark during the period. Furthermore, several disappointing stocks in the technology sector contributed to the Fund's underperformance. Valuations remained high in the sector, particularly as earnings estimates continued to fall. Nevertheless, we believe technology stocks may offer some of the greatest opportunities going forward, despite the uncertain timing of a rebound in information-technology spending.

The consumer has been the mainstay of the fragile economic recovery. In particular, home refinancing and growth in real wages have fueled ongoing consumer spending. Therefore, the consumer discretionary sector remained the Fund's largest overweight, and good stock selection in the retail, broadcasting and services areas of the sector added value relative to the benchmark.

OUTLOOK | Historically, growth stocks have outperformed value stocks as the economy emerges from recession. Clearly, that has not been the case this time around. But the superior performance of small-cap value over growth has reached an extreme point, and relative valuations are at levels that may suggest a topping out of the value cycle. Much of the growth style's underperformance has been driven by the implosion of technology stocks, and we believe a recovery or stabilization in the technology sector probably is a prerequisite to the growth style's out-performance going forward.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell Midcap Growth Index

Fund Inception Date | 2/28/01

Expense Ratio | 0.90%

Total Net Assets | $5.9 million

[PHOTO]                  [PHOTO]
Chris Ely                 Dave Smith

[PHOTO]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                     1 Year     Since Inception
--------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                    -20.87%        -37.49%
Lipper Mid-Cap Growth Funds Index(a)                 -18.57         -25.62
Russell Midcap Growth Index(a)                       -15.50         -27.01

CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                      02/28/2001      03/31/2001     04/30/2001     05/31/2001     06/30/2001
Fund Name

Lipper Mid-Cap Growth Funds Index          10000            8939          10118          10201          10161
Loomis Sayles Mid Cap Growth Fund          10000            8840          10290           9840           9540
Russell Midcap Growth Index                10000            8569           9997           9950           9955

                                      07/31/2001      08/31/2001     09/30/2001     10/31/2001     11/30/2001

Fund Name

Lipper Mid-Cap Growth Funds Index           9627            8982           7686           8114           8781
Loomis Sayles Mid Cap Growth Fund           8580            7530           5990           6580           7280
Russell Midcap Growth Index                 9284            8611           7188           7944           8799

                                      12/31/2001      01/31/2002     02/28/2002     03/31/2002     04/30/2002

Fund Name

Lipper Mid-Cap Growth Funds Index           9162            8812           8374           8901           8606
Loomis Sayles Mid Cap Growth Fund           7370            7110           6380           6910           6559
Russell Midcap Growth Index                 9133            8836           8335           8971           8497

                                      05/31/2002      06/30/2002     07/31/2002     08/31/2002     09/30/2002

Fund Name

Lipper Mid-Cap Growth Funds Index           8318            7571           6755           6675           6260
Loomis Sayles Mid Cap Growth Fund           6140            5540           5000           4920           4740
Russell Midcap Growth Index                 8244            7333           6621           6597           6074

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Please see page 63 for a description of the indexes.

                                 LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS  61

FUND AND MANAGER REVIEW

Loomis Sayles Small Company Growth Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund returned -28.50%, compared to the -18.16% return for the Fund's benchmark, the Russell 2000 Growth Index. The Lipper Small-Cap Growth Funds Average posted a total return of -17.07% for the same period.

PORTFOLIO REVIEW | Our primary investment strategy focused on finding companies with strong fundamentals, rapid earnings growth, strong management, and a solid business model. We remained aggressive, with a significant position in technology stocks, increased exposure to consumer discretionary stocks and only a slight cash position. In general, the Fund owned stocks with earnings growth rates expected to be higher than the market as a whole.

The consumer discretionary sector remained the most significant over-weight in the Fund. The consumer remains the strongest segment of the U.S. economy, and companies serving the consumer continued to post the best sales and earnings growth results. We reduced the Fund's technology exposure somewhat since we were unable to find many names with great near-term prospects.

Although we reduced the Fund's technology weighting, we still maintained an over-weighting in the sector. Technology stocks were among the worst performers for the period, and our emphasis on technology was the key reason the Fund underperformed its benchmark during the year. We also under-weighted financial services stocks, given their relatively slow-growth characteristics. But these stocks were strong performers in the current interest rate environment, and our minimal exposure hurt performance relative to the benchmark. When evaluating relative performance, it's important to note that compared to the Fund's benchmark Index, the Fund has a relatively concentrated portfolio of approximately 70 stocks. Therefore, the performance of any individual holding will have a much greater impact on the Fund than the benchmark. In a difficult economic environment, the chance that any individual stock will have a negative impact is higher than in a more favorable climate.

OUTLOOK | We believe that the equity market and growth stocks in particular remain attractive over the long term. However, the near-term outlook remains unclear, though, given investor sentiment and uncertainty over the strength of the economy and the war on terrorism. After one of the most severe bear markets since the Depression, stocks finally have begun to return to attractive valuations, particularly when looking at a 12-month forward perspective.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index

Fund Inception Date | 5/7/99

Expense Ratio | 0.90%

Total Net Assets | $48.0 million

[PHOTO]             [PHOTO]
Chris Ely         Dave Smith

[PHOTO]
Phil Fine

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                              1 Year    3 Years      Since Inception/(a)/
-----------------------------------------------------------------------------------------
Loomis Sayles Small Company
  Growth Fund                                 -28.50%    -20.54%           -14.55%
Lipper Small-Cap Growth Funds Index/(b)/      -15.82      -7.76             -3.72
Russell 2000 Growth Index/(b)/                -18.16     -15.22            -13.44
Russell 2000 Index/(b)/                        -9.30      -4.11             -3.80


CUMULATIVE PERFORMANCE Inception to September 30, 2002
[CHART]

                                             05/07/1999       05/31/1999      06/30/1999      07/31/1999      08/31/1999
Fund Name


Lipper Small-Cap Growth Funds Index              10,000           10,055          10,996          10,957          10,803
Loomis Sayles Small Company Growth Fund          10,000            9,780          11,320          10,910          11,050
Russell 2000 Growth Index                        10,000           10,016          10,543          10,217           9,835
Russell 2000 Index                               10,000           10,146          10,605          10,314           9,932

                                             09/30/1999       10/31/1999      11/30/1999      12/31/1999      01/31/2000

Fund Name

Lipper Small-Cap Growth Funds Index              11,195           11,847          13,342          16,033          15,866
Loomis Sayles Small Company Growth Fund          11,670           13,170          14,460          17,770          17,940
Russell 2000 Growth Index                        10,025           10,282          11,369          13,373          13,248
Russell 2000 Index                                9,934            9,975          10,570          11,767          11,578

                                             02/29/2000       03/31/2000      04/30/2000      05/31/2000      06/30/2000

Fund Name

Lipper Small-Cap Growth Funds Index              20,514           18,904          16,567          15,213          17,892
Loomis Sayles Small Company Growth Fund          24,560           21,390          19,010          16,680          20,520
Russell 2000 Growth Index                        16,331           14,614          13,139          11,988          13,537
Russell 2000 Index                               13,490           12,600          11,842          11,152          12,124

                                             07/31/2000       08/31/2000      09/30/2000      10/31/2000      11/30/2000

Fund Name

Lipper Small-Cap Growth Funds Index              16,728           18,527          17,609          16,288          13,514
Loomis Sayles Small Company Growth Fund          17,430           20,470          19,780          17,830          13,340
Russell 2000 Growth Index                        12,377           13,678          12,999          11,944           9,775
Russell 2000 Index                               11,734           12,629          12,258          11,711          10,509

                                             12/31/2000       01/31/2001      02/28/2001      03/31/2001      04/30/2001

Fund Name

Lipper Small-Cap Growth Funds Index              14,710           15,158          13,217          11,933          13,222
Loomis Sayles Small Company Growth Fund          15,030           14,644          11,651          10,412          11,782
Russell 2000 Growth Index                        10,373           11,213           9,676           8,796           9,873
Russell 2000 Index                               11,411           12,005          11,218          10,669          11,504

                                             05/31/2001       06/30/2001      07/31/2001      08/31/2001      09/30/2001

Fund Name

Lipper Small-Cap Growth Funds Index              13,580           13,923          13,146          12,368          10,438
Loomis Sayles Small Company Growth Fund          11,448           11,458          10,828          10,017           8,190
Russell 2000 Growth Index                        10,102           10,377           9,492           8,899           7,463
Russell 2000 Index                               11,786           12,193          11,533          11,161           9,658

                                             10/31/2001       11/30/2001      12/31/2001      01/31/2002      02/28/2002

Fund Name

                                                                   12/01
Lipper Small-Cap Growth Funds Index              11,203           12,071          12,802          12,415          11,664
Loomis Sayles Small Company Growth Fund           9,002            9,651          10,169           9,641           8,677
Russell 2000 Growth Index                         8,181            8,864           9,416           9,081           8,493
Russell 2000 Index                               10,224           11,015          11,695          11,573          11,256

                                             03/31/2002       04/30/2002      05/31/2002      06/30/2002      07/31/2002

Fund Name

Lipper Small-Cap Growth Funds Index              12,618           12,285          11,793          10,916           9,369
Loomis Sayles Small Company Growth Fund           9,489            9,053           8,423           7,977           6,394
Russell 2000 Growth Index                         9,231            9,032           8,504           7,782           6,586
Russell 2000 Index                               12,161           12,272          11,727          11,145           9,462

                                             08/31/2002       09/30/2002

Fund Name

Lipper Small-Cap Growth Funds Index               9,354            8,788
Loomis Sayles Small Company Growth Fund           6,404            5,856
Russell 2000 Growth Index                         6,583            6,108
Russell 2000 Index                                9,439            8,761

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month-end closest to the Fund's inception date (April 30, 1999). (b)Please see page 63 for a description of the indexes.

DISCLOSURE

Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Company Growth Fund

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value. Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Lipper Averages consist of all mutual funds in a stated category.

Source: Lipper, Inc.

Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.


The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

                              LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS     63

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Mid Cap Growth Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--96.2% of net assets

Aerospace/Defense--4.1%
Alliant Techsystems, Inc.*                                 1,350        $ 93,488
L-3 Communications Holdings, Inc.*                         2,800         147,560
                                                                        --------
                                                                         241,048
                                                                        --------
Banks/Savings & Loans--1.4%
New York Community Bancorp, Inc.                           3,025          85,214
                                                                        --------
Biotechnology--5.0%
Charles River Laboratories International, Inc.*            2,700         105,975
Gilead Sciences, Inc.*                                     2,350          78,795
IDEC Pharmaceuticals Corp.*                                1,600          66,432
MedImmune, Inc.*                                           2,250          47,070
                                                                        --------
                                                                         298,272
                                                                        --------
Broadcasting--5.0%
Cox Radio, Inc., Class A*                                  2,700          70,632
Entercom Communications Corp.*                             2,250         106,582
Westwood One, Inc.*                                        3,400         121,550
                                                                        --------
                                                                         298,764
                                                                        --------
Commercial Services & Supplies--9.3%
Apollo Group, Inc., Class A*                               4,016         129,114
Career Education Corp.*                                    2,600         124,821
ChoicePoint, Inc.*                                         2,433          86,712
Stericycle, Inc.*                                          3,250         110,240
Weight Watchers International, Inc.*                       2,350         101,896
                                                                        --------
                                                                         552,783
                                                                        --------
Computer Software--8.2%
Activision, Inc.*                                          3,450          82,559
Electronic Arts, Inc.*                                     2,100         138,516
Intuit, Inc.*                                              2,650         120,654
Mercury Interactive Corp.*                                 3,750          64,350
VERITAS Software Corp.*                                    5,600          82,152
                                                                        --------
                                                                         488,231
                                                                        --------
Computer--Consulting & Service--4.1%
Acxiom Corp.*                                              3,550          50,339
Affiliated Computer Services, Inc., Class A*               2,300          97,865
Cognizant Technology Solutions Corp.*                      1,600          91,952
                                                                        --------
                                                                         240,156
                                                                        --------
Diversified Financials--4.4%
Investment Technology Group, Inc.*                         2,850          83,391
Investors Financial Services Corp.                         2,800          75,796
Moody's Corp.                                              2,050          99,425
                                                                        --------
                                                                         258,612
                                                                        --------
Electronic Components--Semiconductors--5.9%
Cymer, Inc.*                                               2,700          50,328
KLA-Tencor Corp.*                                          1,550          43,307
Marvell Technology Group Ltd.*                             5,200          82,420
Microchip Technology, Inc.*                                5,200         106,340
QLogic Corp.*                                              2,600          67,704
                                                                        --------
                                                                         350,099
                                                                        --------

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Energy Equipment & Services--3.8%
ENSCO International, Inc.                                  3,000        $ 75,120
Nabors Industries Ltd.*                                    1,975          64,681
Weatherford International Ltd.*                            2,350          87,279
                                                                        --------
                                                                         227,080
                                                                        --------

Food & Drug Retailing--1.5%
Whole Foods Market, Inc.*                                  2,000          85,680
                                                                        --------

Healthcare--Drugs--1.4%
Barr Laboratories, Inc.*                                   1,350          84,092
                                                                        --------

Healthcare--Equipment & Supplies--6.6%
Patterson Dental Co.*                                      2,100         107,478
St. Jude Medical, Inc.*                                    1,725          61,582
Varian Medical Systems, Inc.*                              2,800         120,372
Zimmer Holdings, Inc.*                                     2,650         101,601
                                                                        --------
                                                                         391,033
                                                                        --------

Healthcare--Providers & Services--9.8%
Accredo Health, Inc.*                                      2,050          97,695
Amerisource Corp.                                            925          66,063
Anthem, Inc.*                                              1,350          87,750
First Health Group Corp.*                                  3,450          93,564
Mid Atlantic Medical Services, Inc.*                       3,200         115,840
Quest Diagnostics, Inc.*                                     950          58,454
Triad Hospitals, Inc.*                                     1,625          61,669
                                                                        --------
                                                                         581,035
                                                                        --------

Hotels, Restaurant & Leisure--3.6%
MGM Mirage*                                                2,900         108,170
Starbucks Corp.*                                           5,200         107,328
                                                                        --------
                                                                         215,498
                                                                        --------

Household Durables--6.4%
KB HOME                                                    2,000          97,680
Lennar Corp.                                               1,750          97,615
NVR, Inc.*                                                   325          97,445
Toll Brothers, Inc.*                                       3,900          84,786
                                                                        --------
                                                                         377,526
                                                                        --------

Internet Software & Services--3.0%
Hotels.com, Class A*                                       1,700          85,986
Overture Services, Inc.*                                   3,850          90,745
                                                                        --------
                                                                         176,731
                                                                        --------

Media & Entertainment--1.4%
Getty Images, Inc.*                                        4,025          80,742
                                                                        --------

Oil & Gas--1.3%
XTO Energy, Inc.                                           3,800          78,318
                                                                        --------

Retail--Specialty--8.7%
AutoZone, Inc.*                                            1,650         130,119
Bed Bath & Beyond, Inc.*                                   2,650          86,310
Blockbuster, Inc., Class A*                                4,300         106,640
CDW Computer Centers, Inc.                                 2,050          86,838
Michaels Stores, Inc.*                                     2,250         102,825
                                                                        --------
                                                                         512,732
                                                                        --------

                              LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS     65

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Trading Companies & Distributors--1.3%
Fastenal Co.                                               2,500    $    78,950
                                                                    -----------

TOTAL COMMON STOCKS
   (Identified Cost $6,125,581)                                       5,702,596
                                                                    -----------
                                                     Face Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--5.5% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$327,008 on 10/01/02 collateralized by $310,000
U.S. Treasury Bond, 5.250% due 11/15/28
with a value of $337,076                             $   327,000        327,000
                                                                    -----------

TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $327,000)                                           327,000
                                                                    -----------

TOTAL INVESTMENTS--101.7%
   (Identified Cost $6,452,581)@                                      6,029,596
   Liabilities, Less Cash and Other Assets--(1.7%)                     (100,227)
                                                                    -----------
NET ASSETS--100%                                                    $ 5,929,369
                                                                    ===========

+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $6,501,758 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $264,234 and $736,396, respectively, resulting in net unrealized depreciation of $472,162.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Small Company Growth Fund

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--98.1% of net assets

Aerospace/Defense--1.0%
DRS Technologies, Inc.*                                   13,075      $  486,652
                                                                      ----------
Banks/Savings & Loans--4.1%
Boston Private Financial Holdings, Inc.                   22,875         487,237
Dime Community Bancshares                                 32,100         687,582
East West Bancorp, Inc.                                   23,800         803,488
                                                                      ----------
                                                                       1,978,307
                                                                      ----------
Biotechnology--6.1%
Charles River Laboratories International, Inc.*           39,000       1,530,750
Neurocrine Biosciences, Inc.*                             15,300         627,300
Telik, Inc.*                                              20,750         256,885
Trimeris, Inc.*                                           11,125         496,731
                                                                      ----------
                                                                       2,911,666
                                                                      ----------
Broadcasting--4.0%
Cumulus Media, Inc., Class A*                             54,250         957,512
Emmis Communications Corp., Class A*                      26,375         501,125
Spanish Broadcasting System, Inc., Class A*               68,850         450,968
                                                                      ----------
                                                                       1,909,605
                                                                      ----------
Commercial Services & Supplies--11.5%
Career Education Corp.*                                   25,350       1,217,003
Corporate Executive Board Co.*                            28,100         802,255
FTI Consulting, Inc.*                                     31,100       1,236,536
Kroll, Inc.*                                              38,650         766,430
Pegasus Solutions, Inc.*                                  42,100         444,155
Strayer Education, Inc.                                   17,450       1,038,100
                                                                      ----------
                                                                       5,504,479
                                                                      ----------
Communications Equipment--2.0%
Foundry Networks, Inc.*                                   88,175         483,199
NetScreen Technologies, Inc.*                             42,975         466,279
                                                                      ----------
                                                                         949,478
                                                                      ----------
Computer Software--9.8%
Activision, Inc.*                                         35,650         853,104
Concord Communications, Inc.*                             70,250         354,762
Embarcadero Technologies, Inc.*                           61,350         257,057
EPIQ Systems, Inc.*                                       46,150         815,009
Magma Design Automation, Inc.*                            61,500         548,580
Manhattan Associates, Inc.*                               24,575         332,254
PracticeWorks, Inc.*                                      30,250         523,325
Precise Software Solutions Ltd.*                          48,875         447,695
SERENA Software, Inc.*                                    49,450         593,400
                                                                      ----------
                                                                       4,725,186
                                                                      ----------
Computer--Consulting & Service--3.8%
Caci International, Inc., Class A*                        29,525       1,046,661
ManTech International Corp., Class A*                     32,425         760,723
                                                                      ----------
                                                                       1,807,384
                                                                      ----------
Diversified Financials--1.6%
Affiliated Managers Group, Inc.*                          17,100         762,831
                                                                      ----------
Electronic Components--Semiconductors--3.0%
Asyst Technologies, Inc.*                                 40,450         244,318
Cymer, Inc.*                                              23,925         445,962

                              LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS     67

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                          Shares         Value +
--------------------------------------------------------------------------------
COMMON STOCKS--continued

Electronic Components--Semiconductors--continued
Rudolph Technologies, Inc.*                               30,950      $  318,476
SanDisk Corp.*                                            35,050         459,505
                                                                      ----------
                                                                       1,468,261
                                                                      ----------
Electronic Equipment & Instruments--2.1%
FLIR Systems, Inc.*                                       12,050         419,943
OSI Systems, Inc.*                                        14,050         243,135
Photon Dynamics, Inc.*                                    18,825         350,710
                                                                      ----------
                                                                       1,013,788
                                                                      ----------
Energy Equipment & Services--1.6%
Offshore Logistics, Inc.*                                 41,950         753,422
                                                                      ----------
Food--0.9%
Peet's Coffee & Tea, Inc.*                                33,600         430,080
                                                                      ----------
Healthcare--Drugs--1.9%
Angiotech Pharmaceuticals, Inc.*                          14,225         563,025
NPS Pharmaceuticals, Inc.*                                17,100         351,713
                                                                      ----------
                                                                         914,738
                                                                      ----------
Healthcare--Equipment & Supplies--0.8%
Therasense, Inc.*                                         27,950         390,182
                                                                      ----------
Healthcare--Providers & Services--10.3%
Accredo Health, Inc.*                                     28,100       1,339,134
Advisory Board Co.*                                       26,800         793,280
Centene Corp.*                                            28,075         749,322
DIANON Systems, Inc.*                                     12,150         574,816
Odyssey Healthcare, Inc.*                                 24,600         736,770
United Surgical Partners International, Inc.*             33,950         750,295
                                                                      ----------
                                                                       4,943,617
                                                                      ----------
Hotels, Restaurant & Leisure--6.6%
P.F. Chang's China Bistro, Inc.*                          21,250         616,887
Panera Bread Co., Class A*                                22,500         607,500
Penn National Gaming, Inc.*                               66,100       1,247,968
Station Casinos, Inc.*                                    40,275         685,078
                                                                      ----------
                                                                       3,157,433
                                                                      ----------
Household Durables--3.5%
Hovnanian Enterprises, Inc., Class A*                     29,300         990,340
Meritage Corp.*                                           19,350         685,958
                                                                      ----------
                                                                       1,676,298
                                                                      ----------
Insurance--2.2%
W.R. Berkley Corp.                                        31,150       1,059,100
                                                                      ----------
Internet Software & Services--3.9%
Fidelity National Information Solutions, Inc.*            22,425         342,878
SafeNet, Inc.*                                            19,875         322,770
Tier Technologies, Inc., Class B*                         41,775         790,383
Websense, Inc.*                                           38,050         441,761
                                                                      ----------
                                                                       1,897,792
                                                                      ----------
Leisure Equipment & Products--1.4%
Action Performance Companies, Inc.*                       26,850         690,045
                                                                      ----------

                                                                Shares         Value +
--------------------------------------------------------------------------------------
COMMON STOCKS--continued

Media & Entertainment--1.5%
Getty Images, Inc.*                                             36,500     $   732,190
                                                                           -----------

Oil & Gas--3.4%
Evergreen Resources, Inc.*                                      18,550         760,179
Spinnaker Exploration Co.*                                      29,850         856,695
                                                                           -----------
                                                                             1,616,874
                                                                           -----------

Retail--Internet & Catalog--0.5%
NetFlix, Inc.*                                                  24,650         239,105
                                                                           -----------

Retail--Multiline--1.7%
Fred's, Inc.                                                    28,350         846,474
                                                                           -----------

Retail--Specialty--8.9%
A.C. Moore Arts & Crafts, Inc.*                                 41,900         885,347
Chico's FAS, Inc.*                                              25,150         400,639
CSK Auto Corp.*                                                 69,100         862,368
Gart Sports Co.*                                                32,500         613,275
Hot Topic, Inc.*                                                28,800         519,264
Tractor Supply Co.*                                             30,700         975,646
                                                                           -----------
                                                                             4,256,539
                                                                           -----------

TOTAL COMMON STOCKS
   (Identified Cost $52,787,126)                                            47,121,526
                                                                           -----------
                                                           Face Amount
--------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT--4.0% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$1,922,045 on 10/01/02 collateralized by $1,340,000
U.S. Treasury Bond, 8.125% due 5/15/21
with a value of $1,961,006                                $  1,922,000       1,922,000
                                                                           -----------

TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $1,922,000)                                              1,922,000
                                                                           -----------

TOTAL INVESTMENTS--102.1%
   (Identified Cost $54,709,126)@                                           49,043,526
   Liabilities, Less Cash and Other Assets--(2.1%)                          (1,029,145)
                                                                           -----------

NET ASSETS--100%                                                           $ 48,014,381
                                                                           ============



+    See Note 1.

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $55,241,926 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,294,724 and $9,493,124, respectively, resulting in net unrealized depreciation of $6,198,400.

                See accompanying notes to financial statements.

                              LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS     69

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2002

                                                                                   Mid Cap                Small Company
                                                                                 Growth Fund               Growth Fund
-------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                                                            $   5,702,596             $  47,121,526
Repurchase agreement at value                                                         327,000                 1,922,000
Cash                                                                                      359                       914
Receivable for:
   Securities sold                                                                     47,108                   207,092
   Dividends and interest                                                                  46                     2,849
Due from the adviser                                                                    1,108                    21,578
                                                                               -----------------------------------------
                                                                                    6,078,217                49,275,959
                                                                               -----------------------------------------
Liabilities
Payable for:
   Securities purchased                                                               121,721                 1,189,293
Accrued expenses:
   Management fees                                                                      3,729                    31,231
   Trustees' fees                                                                         500                       500
   Administrative fees                                                                    164                     1,648
   Other                                                                               22,734                    38,906
                                                                               -----------------------------------------
                                                                                      148,848                 1,261,578
                                                                               -----------------------------------------
Net Assets                                                                      $   5,929,369             $  48,014,381
                                                                               =========================================
Net Assets consist of:
Capital paid in                                                                 $  12,396,580             $ 133,257,506
Accumulated net realized gain (loss)                                               (6,044,226)              (79,577,525)
Unrealized appreciation (depreciation) on:
Investments                                                                          (422,985)               (5,665,600)
                                                                               -----------------------------------------
Net Assets                                                                      $   5,929,369             $  48,014,381
                                                                               =========================================
Shares of beneficial interest outstanding, no par value                             1,250,024                 8,321,677
Net asset value and redemption price                                            $        4.74             $        5.77
Identified cost of investments                                                  $   6,452,581             $  54,709,126


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2002

                                                                                  Mid Cap                Small Company
                                                                                Growth Fund               Growth Fund
------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                       $      5,167              $     33,477
Interest                                                                               2,036                    23,870
                                                                               ----------------------------------------
Total income                                                                           7,203                    57,347
                                                                               ----------------------------------------
Expenses
Management fees                                                                       58,954                   573,170
Trustees' fees and expenses                                                            1,919                     1,919
Administrative fees                                                                    4,043                    33,042
Custodian and accounting fees                                                         35,411                    84,812
Transfer Agent fees                                                                    7,448                    27,375
Audit and tax services fees                                                           19,212                    45,524
Registration fees                                                                     15,010                    19,787
Printing fees                                                                          2,382                    23,430
Legal fees                                                                                 0                     5,513
Other expenses                                                                         3,463                     5,868
                                                                               ----------------------------------------
Total expenses                                                                       147,842                   820,440
Less expenses waived and reimbursed
   by the investment adviser                                                         (77,098)                 (132,636)
                                                                               ----------------------------------------
Net expenses                                                                          70,744                   687,804
                                                                               ----------------------------------------
Net investment income (loss)                                                         (63,541)                 (630,457)
                                                                               ----------------------------------------
Net Realized Gain (Loss) on:
Investments                                                                       (2,678,370)              (26,904,555)
                                                                               ----------------------------------------
Change in Unrealized Appreciation (Depreciation) on:
Investments                                                                        1,188,599                 6,766,474
                                                                               ----------------------------------------
Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                                                                 (1,489,771)              (20,138,081)
                                                                               ----------------------------------------
Net Increase (Decrease) in Net Assets
   from Operations                                                              $ (1,553,312)             $(20,768,538)
                                                                               ========================================


                See accompanying notes to financial statements.

                              LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS     71

STATEMENTS OF CHANGES IN NET ASSETS

Mid Cap Growth Fund

                                                                                  Year Ended            Period Ended
                                                                             September 30, 2002      September 30, 2001*
------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                    $     (63,541)          $     (40,039)
Net realized gain (loss)                                                           (2,678,370)             (3,365,856)
Change in unrealized appreciation (depreciation)                                    1,188,599              (1,611,584)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                  (1,553,312)             (5,017,479)
                                                                               --------------------------------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                         150              12,500,010
                                                                               --------------------------------------
Total increase (decrease) in net assets                                            (1,553,162)              7,482,531

Net Assets
Beginning of the period                                                             7,482,531                       0
                                                                               --------------------------------------
End of the period                                                               $   5,929,369           $   7,482,531
                                                                               ======================================


* From commencement of Fund operations on February 28, 2001 through September 30, 2001.

Small Company Growth Fund

                                                                                  Year Ended            Period Ended
                                                                             September 30, 2002      September 30, 2001
-----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                    $    (630,457)          $    (575,273)
Net realized gain (loss)                                                          (26,904,555)            (52,180,244)
Change in unrealized appreciation (depreciation)                                    6,766,474             (34,605,364)
                                                                               --------------------------------------
Increase (decrease) in net assets from operations                                 (20,768,538)            (87,360,881)
                                                                               --------------------------------------
From Distributions to Shareholders
Net realized gain on investments                                                            0              (1,329,642)
                                                                               --------------------------------------
From Capital Share Transactions (Note 5)
Increase (decrease) in net assets from capital share transactions                    (927,166)             24,616,287
                                                                               --------------------------------------
Total increase (decrease) in net assets                                           (21,695,704)            (64,074,236)

Net Assets
Beginning of the period                                                            69,710,085             133,784,321
                                                                               --------------------------------------
End of the period                                                               $  48,014,381           $  69,710,085
                                                                               ======================================


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Loomis Sayles Mid Cap Growth Fund

                                                       Year Ended         Period Ended
                                                      September 30,       September 30,
                                                          2002                2001*
---------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 5.99            $10.00
                                                      ---------------------------------
Income from Investment Operations
Net investment income (loss)                             (0.05)(d)         (0.03)(d)
Net realized and unrealized gain (loss)
  on investments                                         (1.20)            (3.98)
                                                      ---------------------------------
Total from investment operations                         (1.25)            (4.01)
                                                      ---------------------------------
Net asset value, end of period                          $ 4.74            $ 5.99
                                                      =================================
Total return/(a)/                                        (20.9)%           (40.1)%
Net assets, end of period (000)                         $5,929            $7,483
Ratios to average net assets:
  Net expenses/(b)//(c)/                                  0.90%             0.90%
  Gross expenses/(c)/                                     1.88              1.93
  Net investment income (loss)/(c)/                      (0.81)            (0.62)
Portfolio turnover rate                                    216               145


Loomis Sayles Small Company Growth Fund

                                                                                               Period Ended
                                                             Year Ended September 30,          September 30,
                                                        --------------------------------       -------------
                                                        2002          2001          2000           1999**
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  8.07       $ 19.78      $  11.67          $ 10.00
                                                     -------------------------------------------------------
Income from Investment Operations
Net investment income (loss)                           (0.07)(d)     (0.07)(d)     (0.06)           (0.01)
Net realized and unrealized gain (loss)
on investments                                         (2.23)       (11.45)         8.17             1.68
                                                     -------------------------------------------------------
Total from investment operations                       (2.30)       (11.52)         8.11             1.67
                                                     -------------------------------------------------------
Less Distributions
Distributions from net realized capital gains           0.00         (0.19)         0.00             0.00
                                                     -------------------------------------------------------
Net asset value, end of period                       $  5.77       $  8.07      $  19.78          $ 11.67
                                                     =======================================================
Total return/(a)/                                      (28.5)%       (58.6)%        69.5%            16.7%
Net assets, end of period (000)                      $48,014       $69,710      $133,784         $ 17,674
Ratios to average net assets:
  Net expenses/(b)//(c)/                                0.90%         0.90%         0.90%            0.90%
  Gross expenses/(c)/                                   1.07          1.02          0.99             2.17
  Net investment income (loss)/(c)/                    (0.82)        (0.61)        (0.51)           (0.51)
Portfolio turnover rate                                  157           150           174               56

* From commencement of Fund operations on February 28, 2001 through September 30, 2001. ** From commencement of Fund operations on May 7, 1999 through September 30, 1999. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.


                              LOOMIS SAYLES INVESTMENT TRUST EQUITY FUNDS     73

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

1. Loomis Sayles Funds (the "LSF Trust") and Loomis Sayles Investment Trust (the "LSIT Trust") (collectively, the "Trusts") consist predominately of no load mutual funds. The Trusts are authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Each Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in each Trust are registered under the Securities Act of 1933 (the "1933 Act"). Shares in the LSIT Trust were first registered under the 1933 Act effective March 7, 1997 (subsequent to its commencement of investment operations.). The LSF Trust and the LSIT Trust were organized as Massachusetts business trusts on February 20, 1991 and December 23, 1993, respectively.

Information presented in these financial statements pertains only to the Equity Funds set forth below (except for the Loomis Sayles Emerging Markets Fund and the Loomis Sayles Provident Fund) (each a "Fund," and collectively, the "Funds"). The financial statements for each of the Fixed Income Funds (except for the Loomis Sayles Managed Bond Fund), the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Managed Bond Fund and the Loomis Sayles Provident Fund are presented in separate reports.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment advisor of each Fund.

The Loomis Sayles Funds consists of the following Funds:

Fixed Income Funds                                       Equity Funds
------------------                                       ------------
Loomis Sayles Bond Fund                                  Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                           Loomis Sayles Emerging Markets Fund
Loomis Sayles Investment Grade Bond Fund                 Loomis Sayles Growth Fund
Loomis Sayles Managed Bond Fund                          Loomis Sayles International Equity Fund
Loomis Sayles U.S. Government Securities Fund            Loomis Sayles Research Fund
                                                         Loomis Sayles Small Cap Growth Fund
                                                         Loomis Sayles Small Cap Value Fund
                                                         Loomis Sayles Value Fund
                                                         Loomis Sayles Worldwide Fund

The LSF Trust Equity Funds (excluding the Loomis Sayles Value and Worldwide Funds)offer Institutional and Retail Class shares. The Loomis Sayles Value and Worldwide Funds only offer Institutional Class shares. The Loomis Sayles Aggressive Growth, Growth, International Equity, Small Cap Growth, and Small Cap Value Funds also offer Admin Class shares.

The Loomis Sayles Investment Trust consists of the following Funds:

Fixed Income Funds                                       Equity Funds
------------------                                       ------------
Loomis Sayles Benchmark Core Bond Fund                   Loomis Sayles Mid Cap Growth Fund
 (formerly Loomis Sayles Core Fixed Income Fund)         Loomis Sayles Provident Fund
Loomis Sayles Core Plus Fixed Income Fund                Loomis Sayles Small Company Growth Fund
Loomis Sayles Fixed Income Fund
Loomis Sayles Institutional High Income Fund
 (formerly Loomis Sayles High Yield Fixed Income Fund)
Loomis Sayles Intermediate Duration Fixed Income Fund
Loomis Sayles Investment Grade Fixed Income Fund

LSIT Trust Equity Funds only offer Institutional Class shares.

Shares of each Class have an equal proportionate interest in the assets of the relevant fund and generally have the same voting privileges. Institutional, Retail and Admin Classes differ with respect to distribution and certain other class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

A. Security Valuation | Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Repurchase Agreements | The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Funds may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments | The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Forward Foreign Currency Exchange Contracts | Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect its investments against future changes in foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Forward foreign currency exchange contracts expose the Funds to the risk that the counterparties will be unable or unwilling to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. At September 30, 2002, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses | Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Many expenses of the Trusts can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are either apportioned among the Funds based upon relative net assets or allocated among the Funds evenly. Investment income, realized and unrealized gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

                                                                    NOTES     75

September 30, 2002

F. Federal Income Taxes | Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. Dividends and Distributions to Shareholders | Each Fund pays its net investment income and realized capital gains to shareholders annually. Income and capital gains distributions, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, forward foreign currency transactions, deferred losses due to wash sales, excise tax regulations, distributions from real estate investment trusts, and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Distributions to shareholders are recorded on the ex-dividend date. In addition, the Loomis Sayles Small Cap Value Fund will treat a portion of the proceeds from shares redeemed during the fiscal year ended September 30, 2002 as a distribution from net investment income and realized gains for income tax purposes.

2. Portfolio Security Transactions | The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the year ended September 30, 2002 were as follows:

Loomis Sayles Funds                          Purchases             Sales
                                             ---------             -----
Aggressive Growth Fund                    $ 131,566,655       $ 138,572,294
Growth Fund                                  42,773,988          42,833,866
International Equity Fund                    72,419,571          73,258,594
Research Fund                                37,313,651          21,890,913
Small Cap Growth Fund                       245,863,048         317,508,503
Small Cap Value Fund                        367,239,578*        318,821,920
Value Fund                                   27,191,466          25,770,667
Worldwide Fund                                9,283,759           8,934,389

Loomis Sayles Investment Trust               Purchases             Sales
                                             ---------             -----
Mid Cap Growth Fund                        $ 16,319,860        $ 16,311,777
Small Company Growth Fund                   114,832,028         119,116,475

Purchases and sales of long-term U.S. Government securities occurred in the Worldwide Fund and totaled $97,743 and $28,796, respectively.

* Purchases of securities for the Loomis Sayles Small Cap Value Fund included $26,879,707 subscriptions-in-kind received from the liquidation of the Loomis Sayles Small Company Value Fund.

3. Management Fees and Other Transactions with Affiliates | During the year ended September 30, 2002, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the year ended September 30, 2002 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following percentage rate of each Fund's average daily net assets:

                                                            Maximum Expense Ratios
                                                    --------------------------------------
                                      Management    Institutional       Retail       Admin
Loomis Sayles Funds                      Fees           Class           Class        Class
                                         ----           -----           -----        -----
Aggressive Growth Fund                  0.75%           1.00%           1.25%        1.50%
Growth Fund                             0.50%           0.85%           1.10%        1.35%
International Equity Fund               0.75%           1.00%           1.25%        1.50%
Research Fund (1)                       0.50%           0.85%           1.10%         --
Small Cap Growth Fund                   0.75%           1.00%           1.25%        1.50%
Small Cap Value Fund (2)                0.75%           0.90%           1.15%        1.40%
Value Fund                              0.50%           0.85%            --           --
Worldwide Fund                          0.75%           1.00%            --           --

(1) Effective November 30, 2001, the management fee and expense limitation for the Institutional Class has changed from 0.75% and 1.15% to 0.50% and 0.85%, respectively.

(2) Effective March 1, 2002 the expense limitation for the Institutional, Retail and Admin Classes has changed from 1.00%, 1.25% and 1.50% to 0.90%, 1.15% and 1.40%, respectively.

                                      Management        Maximum
Loomis Sayles Investment Trust           Fees       Expense Ratios
                                         ----       --------------
Mid Cap Growth Fund                     0.75%            0.90%
Small Company Growth Fund               0.75%            0.90%

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

Retail and Admin Class shares are subject to distribution fees payable to Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles at an annual rate of 0.25% of the relevant class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1"). Admin Class shares may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. Retail and Admin Class shares have exclusive voting rights with respect to their distribution plans.

The Institutional and Retail Class shares of the Loomis Sayles Funds may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Funds would expect to pay to the Transfer Agent if such a transfer agent were to hold their customers' Fund shares directly. As of September 30, 2002, the following amounts were incurred under this arrangement:

Loomis Sayles Funds                  Share Class             Amounts Paid
                                     -----------             ------------
Small Cap Growth Fund           Institutional Class              $ 11,243
Small Cap Value Fund            Institutional Class                21,669

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. As of September 30, 2002, the following amounts were incurred by the Funds:

Loomis Sayles Funds                                                Amount
                                                                   ------
Aggressive Growth Fund                                           $ 28,149
Growth Fund                                                        10,070
International Equity Fund                                          24,425
Research Fund                                                       6,720
Small Cap Growth Fund                                              71,841
Small Cap Value Fund                                              165,374
Value Fund                                                         17,365
Worldwide Fund                                                      3,633

Loomis Sayles Investment Trust                                     Amount
                                                                   ------
Mid Cap Growth Fund                                              $  4,043
Small Company Growth Fund                                          33,042

The LSIT has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of the various funds of the LSIT Trust and receives no fee under this agreement.

A. Trustees Fees and Expenses | The Trusts do not pay any compensation directly to their officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee of the LSF Trust is compensated by the LSF Trust on behalf of each Fund at the rate of $1,250 per Fund per year and is reimbursed for travel expenses in connection with attendance at meetings. Each independent trustee of the LSIT Trust is compensated by the LSIT Trust at the rate of $10,000 per year and is reimbursed for travel expenses in connection with attendance at meetings. Effective November 6, 2002 independent trustee compensation was increased to a $20,000 annual retainer fee and a $5,000 fee per in person meeting.

B. Shareholders | At September 30, 2002, CDC IXIS Asset Management North America, L.P. owned 201,228 shares, equating to 7% of shares held of the Loomis Sayles Research Fund. In addition, at September 30, 2002, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan"), the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                                  Defined
Loomis Sayles Funds                     Pension Plan         Contribution Plans
                                        ------------         ------------------
Aggressive Growth Fund                     187,842                469,908
Growth Fund                                452,097              1,952,001
International Equity Fund                  753,024                447,394
Research Fund                            1,926,432                351,502
Small Cap Growth Fund                      234,766                438,356
Small Cap Value Fund                       507,184                817,547
Value Fund                                 419,923                614,661
Worldwide Fund                             826,947                189,943

                                                                    NOTES     77

September 30, 2002

4. Line of Credit | The Loomis Sayles Funds have entered into an agreement which enables each Fund to borrow up to a $25 million unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%.

In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. During the year ended September 30, 2002, the participating Funds had no borrowings under the agreement.

5. Capital Share Transactions | The tables below summarize the transactions in Fund shares for the periods indicated:

Loomis Sayles Funds
-------------------

                                                            Loomis Sayles Aggressive Growth Fund
                                                Year Ended September 30, 2002   Year Ended September 30, 2001
                                                -----------------------------   -----------------------------
Institutional Class Shares                        Shares             Amount         Shares             Amount
                                                  ------             ------         ------             ------
Issued from the sale of shares                   528,873        $ 7,971,562        503,193       $ 15,133,873
Issued in connection with the reinvestment
  of distributions                                     0                  0         19,999            653,953
Redeemed                                        (480,585)        (7,035,410)      (624,749)       (17,425,276)
                                             -----------------------------------------------------------------
Net change                                        48,288          $ 936,152       (101,557)      $ (1,637,450)
                                             =================================================================

Retail Class Shares                               Shares             Amount         Shares             Amount
                                                  ------             ------         ------             ------
Issued from the sale of shares                 1,502,072        $21,291,204      3,084,098       $ 88,904,887
Issued in connection with the reinvestment
  of distributions                                     0                  0         47,308          1,532,767
Redeemed                                      (2,046,527)       (28,777,079)    (2,380,773)       (57,952,729)
                                             -----------------------------------------------------------------
Net change                                      (544,455)       $(7,485,875)       750,633       $ 32,484,925
                                             =================================================================

Admin Class Shares                                Shares             Amount         Shares             Amount
                                                  ------             ------         ------             ------
Issued from the sale of shares                   171,038        $ 2,544,174        199,331       $  4,028,681
Issued in connection with the reinvestment
  of distributions                                     0                  0             17                560
Redeemed                                        (106,982)        (1,532,841)       (19,570)          (384,251)
                                             -----------------------------------------------------------------
Net change                                        64,056        $ 1,011,333        179,778       $  3,644,990
                                             =================================================================

                                                                  Loomis Sayles Growth Fund
                                                Year Ended September 30, 2002   Year Ended September 30, 2001
                                                -----------------------------   -----------------------------
Institutional Class Shares                        Shares             Amount         Shares             Amount
                                                  ------             ------         ------             ------
Issued from the sale of shares                 1,092,062        $ 4,833,822        651,050        $ 6,494,438
Issued in connection with the reinvestment
  of distributions                                     0                  0      2,179,515         10,238,087
Redeemed                                        (979,446)        (4,445,364)      (733,732)        (7,301,916)
                                             -----------------------------------------------------------------
Net change                                       112,616        $   388,458      2,096,833        $ 9,430,609
                                             =================================================================

Retail Class Shares                               Shares             Amount         Shares             Amount
                                                  ------             ------         ------             ------
Issued from the sale of shares                    16,803        $    78,394         11,389        $   129,212
Issued in connection with the reinvestment
  of distributions                                     0                  0         55,005            251,023
Redeemed                                         (17,443)           (81,138)       (10,144)           (95,683)
                                             -----------------------------------------------------------------
Net change                                          (640)       $    (2,744)        56,250        $   284,552
                                             =================================================================

Admin Class Shares                                Shares             Amount         Shares             Amount
                                                  ------             ------         ------             ------
Issued from the sale of shares                     4,658        $    21,605         46,571        $   392,224
Issued in connection with the reinvestment
  of distributions                                     0                  0            731              2,927
Redeemed                                          (1,440)            (6,703)       (45,476)          (391,573)
                                             -----------------------------------------------------------------
Net change                                         3,218        $    14,902          1,826        $     3,578
                                             =================================================================


                                                            Loomis Sayles International Equity Fund
                                              Year Ended September 30, 2002  Year Ended September 30, 2001
                                              -----------------------------  -----------------------------
Institutional Class Shares                        Shares             Amount      Shares             Amount
                                                  ------             ------      ------             ------
Issued from the sale of shares                 5,367,767       $ 48,858,532   1,783,647       $ 24,075,338
Issued in connection with the reinvestment
  of distributions                                16,890            166,534     840,092          9,211,872
Redeemed                                      (5,347,487)       (48,962,671) (3,186,426)       (42,536,690)
                                              ------------------------------------------------------------
Net change                                        37,170       $     62,395    (562,687)      $ (9,249,480)
                                              ============================================================
Retail Class Shares                               Shares             Amount      Shares             Amount
                                                  ------             ------      ------             ------
Issued from the sale of shares                 1,172,999       $ 11,040,404   1,189,335       $ 15,346,150
Issued in connection with the reinvestment
  of distributions                                   467              4,568      68,198            712,905
Redeemed                                      (1,293,625)       (12,252,951) (1,286,338)       (16,003,181)
                                              ------------------------------------------------------------
Net change                                      (120,159)      $ (1,207,979)    (28,805)      $     55,874
                                              ============================================================
Admin Class Shares                                Shares             Amount      Shares             Amount
                                                  ------             ------      ------             ------
Issued from the sale of shares                   135,351       $  1,315,439     124,822       $  1,767,944
Issued in connection with the reinvestment
  of distributions                                     0                  0      13,396            124,478
Redeemed                                        (119,643)        (1,169,201)    (26,846)          (333,057)
                                              ------------------------------------------------------------
Net change                                        15,708       $    146,238     111,372       $  1,559,365
                                              ============================================================

                                                              Loomis Sayles Research Fund
                                              Year Ended  September 30, 2002 Year Ended September 30, 2001
                                              ------------------------------------------------------------
Institutional Class Shares                        Shares             Amount      Shares             Amount
                                                  ------             ------      ------             ------
Issued from the sale of shares                 2,556,524       $ 18,596,223     418,621        $ 3,371,934
Issued in connection with the reinvestment
  of distributions                                 2,571             19,617       1,853             16,773
Redeemed                                        (394,931)        (2,951,016)   (133,993)          (997,345)
                                              ------------------------------------------------------------
Net change                                     2,164,164       $ 15,664,824     286,481        $ 2,391,362
                                              ============================================================

Retail Class Shares                              Shares*            Amount*
                                                 -------            -------
Issued from the sale of shares                     3,021           $ 20,548
Issued in connection with the reinvestment
  of distributions                                     0                  0
Redeemed                                              (5)               (40)
                                              ------------------------------
Net change                                         3,016           $ 20,508
                                              ==============================


*From November 30, 2001 (commencement of class operations).

                                                                Loomis Sayles Small Cap Growth Fund
                                              Year Ended September 30, 2002  Year Ended September 30, 2001
                                              ------------------------------------------------------------
Institutional Class Shares                         Shares            Amount      Shares             Amount
                                                   ------            ------      ------             ------
Issued from the sale of shares                  3,459,066     $  34,155,261   8,257,954       $129,009,973
Issued in connection with the reinvestment
  of distributions                                      0                 0     607,824          8,867,281
Redeemed                                      (10,873,243)     (101,206,294) (4,490,271)       (67,346,115)
                                              ------------------------------------------------------------
Net change                                     (7,414,177)    $ (67,051,033)  4,375,507       $ 70,531,139
                                              ============================================================

Retail Class Shares                                Shares            Amount      Shares             Amount
                                                   ------            ------      ------             ------
Issued from the sale of shares                  3,922,968     $  34,209,113   5,683,465       $ 95,293,818
Issued in connection with the reinvestment
  of distributions                                      0                 0     262,109          3,619,447
Redeemed                                       (4,543,620)      (38,680,650) (2,787,519)       (44,140,825)
                                              ------------------------------------------------------------
Net change                                       (620,652)     $ (4,471,537)  3,158,055       $ 54,772,440
                                              ============================================================

                                                                        NOTES 79

September 30, 2002

                                                             Loomis Sayles Small Cap Growth Fund--continued
                                                Year Ended September 30, 2002     Year Ended September 30, 2001
                                                -----------------------------     -----------------------------
Admin Class Shares                                Shares              Amount        Shares              Amount
                                                  ------              ------        ------              ------
Issued from the sale of shares                   210,388         $ 1,951,920       152,572         $ 2,226,158
Issued in connection with the reinvestment
  of distributions                                     0                   0         3,623              31,778
Redeemed                                        (182,328)         (1,694,919)      (11,522)           (146,726)
                                                ---------------------------------------------------------------
Net change                                        28,060         $   257,001       144,673         $ 2,111,210
                                                ===============================================================

                                                                Loomis Sayles Small Cap Value Fund
                                                Year Ended September 30, 2002     Year Ended September 30, 2001
                                                -----------------------------     -----------------------------
Institutional Class Shares                        Shares              Amount        Shares              Amount
                                                  ------              ------        ------              ------
Issued from the sale of shares                 3,116,097        $ 64,829,647     2,733,253        $ 57,274,299
Issued from a subscription-in-kind*            1,255,230          27,702,947       686,673          13,425,888
Issued in connection with the reinvestment
  of distributions                             1,260,305          24,587,467       686,673          13,425,888
Redeemed                                      (2,902,055)        (59,739,299)   (3,111,125)        (65,038,822)
                                              -----------------------------------------------------------------
Net change                                     2,729,577        $ 57,380,762       308,801        $  5,661,365
                                              =================================================================

Retail Class Shares                               Shares              Amount        Shares              Amount
                                                  ------              ------        ------              ------
Issued from the sale of shares                 3,822,059        $ 78,710,499     2,687,149        $ 56,114,946
Issued in connection with the reinvestment
  of distributions                               573,075          11,150,920       263,247           5,136,298
Redeemed                                      (4,274,877)        (82,423,287)   (2,584,614)        (53,473,174)
                                              -----------------------------------------------------------------
Net change                                       120,257        $  7,438,132       365,782        $  7,778,070
                                              =================================================================

Admin Class Shares                                Shares              Amount        Shares              Amount
                                                  ------              ------        ------              ------
Issued from the sale of shares                   874,273        $ 17,948,150       556,390        $ 11,675,978
Issued in connection with the reinvestment
  of distributions                                66,334           1,285,090        23,780             462,909
Redeemed                                        (338,592)         (6,891,447)     (308,550)        (6,455,496)
                                              -----------------------------------------------------------------
Net change                                       602,015        $ 12,341,793       271,620        $  5,683,391
                                              =================================================================

*Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles Small Company Value Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on April 11, 2002.

                                                               Loomis Sayles Value Fund
                                                Year Ended September 30, 2002     Year Ended September 30, 2001
                                                -----------------------------     -----------------------------
Institutional Class Shares                        Shares              Amount        Shares              Amount
                                                  ------              ------        ------              ------
Issued from the sale of shares                   424,683         $ 5,897,759       713,679         $11,027,548
Issued from the closing of the Retail
  Class shares                                         0                   0        18,520             286,694
Issued in connection with the reinvestment
  of distributions                                82,149           1,189,751        25,561             400,025
Redeemed                                        (395,578)         (5,534,564)     (478,437)         (7,399,204)
                                                ---------------------------------------------------------------
Net change                                       111,254         $ 1,552,946       279,323         $ 4,315,063
                                                ===============================================================

Retail Class Shares                                                                 Shares*             Amount*
                                                                                    ------              ------
Issued from the sale of shares                                                       2,369         $    36,500
Issued in connection with the reinvestment
  of distributions                                                                     158               2,465
Redeemed                                                                            (1,349)            (20,774)
Redeemed from the closing of Retail Class shares                                   (18,556)           (286,694)
                                                                                   ----------------------------
Net change                                                                         (17,378)        $  (268,503)
                                                                                   ============================

* The Retail Class of the Value Fund liquidated on December 18, 2000.

                                                                   Loomis Sayles Worldwide Fund
                                                 Year Ended September 30, 2002  Year Ended September 30, 2001
                                                 -----------------------------  -----------------------------
Institutional Class Shares                           Shares            Amount        Shares            Amount
                                                     ------            ------        ------            ------
Issued from the sale of shares                      330,144       $ 2,533,173        45,880        $  429,514
Issued from the closing of Retail Class shares            0                 0        83,837           780,527
Issued in connection with the reinvestment
  of distributions                                   92,976           747,527       274,557         2,619,237
Redeemed                                           (320,936)       (2,471,803)      (98,649)         (924,695)
                                                   ----------------------------------------------------------
Net change                                          102,184       $   808,897       305,625        $2,904,583
                                                   ==========================================================

Retail Class Shares                                                                 Shares*           Amount*
                                                                                    -------           -------
Issued from the sale of shares                                                        8,045        $   91,281
Issued in connection with the reinvestment
  of distributions                                                                   24,389           231,591
Redeemed                                                                            (11,679)         (130,066)
Redeemed from the closing of Retail Class shares                                    (84,018)         (780,527)
                                                                                    -------------------------
Net change                                                                          (63,263)       $ (587,721)
                                                                                    =========================

* The Retail Class of the Worldwide Fund liquidated on December 18, 2000.

Loomis Sayles Investment Trust

                                                                 Loomis Sayles Mid Cap Growth Fund
                                                Year Ended September 30, 2002  Period Ended September 30, 2001
                                                -----------------------------  -------------------------------
                                                     Shares            Amount       Shares*            Amount*
                                                     ------            ------       -------            -------
Issued from the sale of shares                           23              $150     1,250,001       $12,500,010
Issued in connection with the reinvestment
  of distributions                                        0                 0             0                 0
Redeemed                                                  0                 0             0                 0
                                                --------------------------------------------------------------
Net change                                               23              $150     1,250,001        $12,500,010
                                                ==============================================================

* Commenced operations on February 28, 2001.

                                                             Loomis Sayles Small Company Growth Fund
                                                Year Ended September 30, 2002   Year Ended September 30, 2001
                                                -----------------------------   -----------------------------
                                                     Shares            Amount        Shares            Amount
                                                     ------            ------       -------           -------
Issued from the sale of shares                    1,656,321      $ 15,505,325     3,933,654      $ 45,894,310
Issued in connection with the reinvestment
  of distributions                                        0                 0        97,296         1,270,685
Redeemed                                         (1,969,988)      (16,432,491)   (2,159,310)      (22,548,708)
                                                --------------------------------------------------------------
Net change                                         (313,667)     $   (927,166)    1,871,640      $ 24,616,287
                                                =============================================================

6. Change in Accounting Principle | As required, effective October 1, 2001, the Loomis Sayles Worldwide Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums on debt securities. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities. The effect of this accounting change had no impact on the net assets of the Fund. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. The cumulative effect of this accounting change to the Fund was a decrease to cost of investments and an increase to unrealized appreciation of $1,460 based on investments owned by the Fund on October 1, 2001. The effect of this accounting change for the year ended September 30, 2002 was to decrease net investment income by $2,478, decrease net unrealized depreciation by $3,909 and decrease net realized losses by $29.

7. Additional Tax Information | The tax character of distributions paid to shareholders during the year ended September 30, 2002 were as follows:

                               International                           Small Cap
Loomis Sayles Funds              Equity Fund       Research Fund      Value Fund       Value Fund     Worldwide Fund
                               -------------       -------------      ----------       ----------     --------------
Distributions paid from:
Ordinary income                     $240,597             $19,618     $15,104,700       $  464,115           $747,534
Long-term capital gains                    0                   0      23,033,302          790,520                  0
                               -------------------------------------------------------------------------------------
Total taxable distributions         $240,597             $19,618     $38,138,002       $1,254,635           $747,534
                               =====================================================================================

81     NOTES

September 30, 2002

At September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                   Aggressive                       International
Loomis Sayles Funds                               Growth Fund        Growth Fund      Equity Fund    Research Fund
                                                  -----------        -----------      -----------    --------------
Undistributed ordinary income                    $           0      $          0     $    105,679      $    47,067
Undistributed long-term capital gains                        0                 0                0                0
                                                 ------------------------------------------------------------------
Total undistributed earnings                                 0                 0          105,679           47,067
Capital loss carryforward                          (98,688,913)      (15,844,422)     (26,534,041)      (1,087,936)
Deferred net capital losses (post October)         (19,107,310)       (1,738,828)      (9,343,008)      (1,605,169)
Unrealized Appreciation (Depreciation)              (3,706,992)       (1,782,502)      (5,432,700)      (2,941,567)
                                                 ------------------------------------------------------------------
Total accumulated earnings (losses)              $(121,503,215)     $(19,365,752)    $(41,204,070)     $(5,587,605)
                                                 ------------------------------------------------------------------
Capital loss carryforward years of expiration        2009-2010         2009-2010        2009-2010        2009-2010

                                                    Small Cap         Small Cap
                                                  Growth Fund        Value Fund       Value Fund   Worldwide Fund
                                                  ------------       -----------       ----------   --------------
Undistributed ordinary income                    $           0      $          0     $    271,990      $   283,866
Undistributed long-term capital gains                        0                 0                0                0
                                                 ------------------------------------------------------------------
Total undistributed earnings                                 0                 0          271,990          283,866
Capital loss carryforward                         (162,871,014)                0         (151,001)      (1,441,763)
Deferred net capital losses (post October)         (55,419,247)                0       (2,608,356)      (1,056,914)
Unrealized Appreciation (Depreciation)              (6,933,246)      (18,644,542)      (6,043,752)        (712,984)
                                                 ------------------------------------------------------------------
Total accumulated earnings (losses)              $(225,223,507)     $(18,644,542)    $ (8,531,119)     $(2,927,795)
                                                 ------------------------------------------------------------------
Capital loss carryforward years of expiration        2009-2010                --             2010        2009-2010

As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                     Mid Cap           Small Company
Loomis Sayles Investment Trust                     Growth Fund          Growth Fund
                                                   -----------          ------------
Undistributed ordinary income                      $         0         $          0
Undistributed long-term capital gains                        0                    0
                                                 ------------------------------------
Total undistributed earnings                                 0                    0
Capital loss carryforward                           (3,883,738)         (55,994,283)
Deferred net capital losses (post October)          (2,111,311)         (23,050,442)
Unrealized Appreciation (Depreciation)                (472,162)          (6,198,400)
                                                 ------------------------------------
Total accumulated earnings (losses)                $(6,467,211)        $(85,243,125)
                                                 ------------------------------------
Capital loss carryforward years of expiration             2010            2009-2010

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Loomis Sayles Funds and Loomis Sayles Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Funds (consisting of the Loomis Sayles Aggressive Growth Fund, Growth Fund, International Equity Fund, Research Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Fund and Worldwide Fund) and Loomis Sayles Investment Trust (consisting of Loomis Sayles Mid Cap Growth Fund and Small Company Growth Fund) (collectively, the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2002

2002 US Tax and Distribution Information to Shareholders (Unaudited)

Foreign Tax Credits | The International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2002, the total amount of foreign taxes that will be passed through to shareholders and the foreign source income for information reporting purposes will be $88,865 and $892,868, respectively.

Corporate Dividends Received Deduction | For the fiscal year ended September 30, 2002, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Loomis Sayles Funds                                    Qualifying Percentage
                                                       ---------------------
International Equity Fund                                      0.99%
Research Fund                                                 93.53%
Small Cap Value Fund                                          23.17%
Value Fund                                                   100.00%
Worldwide Fund                                                 3.06%

Capital Gains Distributions | Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2002:

Loomis Sayles Funds                                           Amount
                                                              ------
Small Cap Value Fund                                      $ 25,885,184
Value Fund                                                     790,520

TRUSTEES (unaudited)

As of September 30, 2002

LOOMIS SAYLES FUNDS

                                                                                                        Portfolios
                                                                                                         in Fund          Other
                                  Position(s)    Years                                                   Complex     Directorships
                                   Held with      of                                                     Overseen       Held by
Name & Address              Age      Trust      Service   Principal Occupation(s) During Past 5 Years   by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
President and Interested Trustee
Daniel J. Fuss              68    President,       6*     Vice Chairman,                                   14             None
One Financial Center               Trustee                Director and Executive Vice President,
Boston, MA 02111                                          Loomis, Sayles & Company, L.P.

Disinterested Trustees
Joseph Alaimo               72     Trustee         3      Chairman,                                        14            Wintrust
530 North Lexington Drive                                 Wayne Hummer Trust Company                                    Financial
Lake Forest, IL 60045                                                                                                  Corporation

Paul G. Chenault            69     Trustee         2      Retired                                          14             None
5852 Pebble Beach Way
San Luis Obispo, CA 93401

Michael T. Murray           72     Trustee         11     Retired                                          14             None
404 N. Western Ave.
Lake Forest, IL 60045

* Prior to serving as "President and Interested Trustee" beginning in 1996, Mr. Fuss served as "Vice President" from April 1991-December 1995.


LOOMIS SAYLES INVESTMENT TRUST

                                                                                                        Portfolios
                                                                                                         in Fund          Other
                                  Position(s)    Years                                                   Complex     Directorships
                                   Held with      of                                                     Overseen       Held by
Name & Address              Age      Trust      Service   Principal Occupation(s) During Past 5 Years   by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Timothy Hunt                71     Trustee         7      Retired                                           9             None
26 Dennett Road
Marblehead, MA 01945

Charles Finlayson           63     Trustee         3*     Retired                                           9             None
66 Till Rock Lane
Norwell, MA 02061

*Prior to serving as "Disinterested Trustee" beginning in 1999, Mr. Finlayson served as "President and Interested Trustee" from December 1993-December 1995.

On October 15, 2002 a special meeting of the shareholders was held to elect Trustees for both Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts"). At this meeting, Robert J. Blanding, Joseph Alaimo, Edward A. Benjamin and Paul G. Chenault were elected to serve as Trustees of the Trusts. The results of the shareholder meeting for each Trust are as follows:

LOOMIS SAYLES FUNDS
Name of Trustee Nominee                Shares Voted For       Shares Abstained
------------------------------------------------------------------------------
Joseph Alaimo                           118,446,574.469          2,131,162.121
Paul G. Chenault                        118,446,574.469          2,086,208.483
Robert J. Blanding                      118,403,448.993          2,129,333.959
Edward A. Benjamin                      118,349,748.367          2,183,034.585

LOOMIS SAYLES INVESTMENT TRUST
Name of Trustee Nominee                Shares Voted For       Shares Abstained
------------------------------------------------------------------------------
Joseph Alaimo                            38,348,880.152          4,232,470.583
Paul G. Chenault                         38,348,880.152          4,232,470.583
Robert J. Blanding                       38,348,880.152          4,232,470.583
Edward A. Benjamin                       38,348,880.152          4,232,470.583

As of September 30, 2002

As of October 15, 2002, the Board of Trustees for Loomis Sayles Funds ("LSF Trust") and Loomis Sayles Investment Trust ("LSIT Trust") consists of the following individuals:


                                                 Years            Years                               Portfolios
                                 Position         of               of                                  in Fund           Other
                                   Held         Service          Service            Principal          Complex       Directorships
                                   with          with             with            Occupation(s)        Overseen        Held by
Name & Address            Age     Trusts       LSF Trust       LSIT Trust      During Past 5 Years    by Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
President and Interested Trustee
Robert J. Blanding        55    President,   Less than        Less than        President, Chairman        23            None
555 California St.               Trustee     one year         one year         and Chief Executive
San Francisco, CA 94104                      (Served as       (Served as            Officer,
                                             Executive Vice   Executive Vice     Loomis, Sayles &
                                             President for    President for       Company, L.P
                                             6 Years and      5 Years and
                                             Vice President   Vice President
                                             for 5 Years)     for 3 Years)

Disinterested Trustees
Joseph Alaimo             72     Trustee        3 Years       Less than one     Chairman, Wayne           23          Wintrust
530 North Lexington Drive                                          year         Hummer Trust                         Financial
Lake Forest, IL 60045                                                           Company                             Corporation


Edward A. Benjamin        64     Trustee     Less than        Less than one     Retired; formerly,        23          Director,
71 Sierra Rosa Loop                          one year              year         Partner, Ropes &                     Precision
Santa Fe, NM 87506                                                              Gray (law firm)                     Corporation,
                                                                                                                      Director,
                                                                                                                    Coal Energy
                                                                                                                   Investments &
                                                                                                                     Management,
                                                                                                                   LLC; Trustee,
                                                                                                                    New England
                                                                                                                    Zenith Fund

Paul G. Chenault          69     Trustee        2 years       Less than one     Retired                   23      Director, Mailco
5852 Pebble Beach Way                                              year                                        Office Products, Inc.
San Luis Obispo, CA 93401

LOOMIS SAYLES FUNDS

Supplement dated November 15, 2002 to the Loomis Sayles Equity Funds Prospectus dated February 1, 2002 as revised May 1, 2002

Effective immediately, the Loomis Sayles Emerging Market Fund (the "Fund") will no longer be available for purchase. The Fund currently intends to cease operations on or about January 15, 2003.

Supplement dated September 30, 2002 to Loomis Sayles Funds Equity Prospectus dated February 1, 2002 as revised May 1, 2002

The Portfolio Manager section regarding the Fund is revised to read as follows:

Effective immediately, Robert Ix, Vice President of Loomis Sayles, serves as portfolio manager of the domestic equity portion of the Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York.

Supplement dated November 4, 2002 to Loomis Sayles Equity Funds Prospectus dated February 1, 2002 as revised May 1, 2002

Effective immediately, the sixth full paragraph under the heading "Portfolio Managers" on page 38 of the Prospectus is revised to read as follows:

Loomis Sayles Value Fund | Jeffrey W. Wardlow, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Warren Koontz, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since 2000. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since November 2002.

                       THIS PAGE INTENTIONALLY LEFT BLANK

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    LOOMIS SAYLES FUNDS
    LOOMIS SAYLES INVESTMENT TRUST
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